UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant      [  ]

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[  ]         Definitive Additional Materials

[  ]         Soliciting Material under Rule 14a-12

China Direct Industries, Inc.
(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid: $2,013.25
2.	Form, Schedule or Registration Statement No.: Schedule 14A
3.	Filing Party: China Direct Industries, Inc.
4.	Date Filed: October 18, 2011

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
Telephone: (954) 363-7333

January 25, 2012
Dear Shareholder:

On behalf of the Board of Directors (the "Board") of China Direct Industries, Inc. (the "Company"), I cordially invite you to attend the Special Meeting of Shareholders (the "Meeting") of the Company, which will be held on February 29, 2012, at 11:00 a.m., Eastern Time, at the Company’s offices located at 431 Fairway, Drive, Suite 200, Deerfield Beach, Florida 33441. The matters to be considered by the Company's shareholders at the Meeting are to (a) approve our issuance of up to 17,841,627 shares of common stock (the “China Direct Shares”), which includes 16,401,627 shares as partial consideration for the transfer to us of all of the issued and outstanding capital stock in two related-party magnesium businesses, in transactions that subject us to the shareholder approval requirements of Rules 5635(a) and (b) of The Nasdaq Stock Market, together with an additional 1,440,000 shares to be issued under a management agreement; (b) approve an amendment to our articles of incorporation to change our name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board may elect; and (c) consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our acquisition of the magnesium businesses is being undertaken in order to expand our magnesium production capacity and customer base. In addition, we believe that this acquisition using primarily our securities and other non-cash assets will improve our cash flow and provide cost synergies and economies of scale in the administration of our magnesium segment.

The total consideration to be paid by the Company under the agreements governing the acquisition of the magnesium businesses is approximately $26,705,070, of which, up to $15,515,939 is payable by our issuance of up to 16,401,627 China Direct Shares, $6,493,047 in cash or proceeds from repayment of the Company’s intercompany loans and $4,696,085 by way of assignment of the Company’s interest in its subsidiary, Excel Rise Technology Co., Ltd.  As more fully described in the accompanying proxy statement, on the closing date of the acquisition the market value of those shares may be more or less than the $.9446 per share market value used to compute the purchase price under the acquisition agreements.

Shareholders of record at the close of business on January 23, 2012 are entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof.

After consideration, including consideration of the unanimous recommendation of the Audit Committee of the Board comprised solely of disinterested directors, the Board unanimously recommends that you vote "FOR" the proposals set forth in these materials.

It is very important that you be represented at the Meeting regardless of the number of shares you own. Even if you plan to attend the Meeting, I urge you to submit your vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by marking, signing and dating your proxy card and returning it in the envelope provided, as described in further detail herein. Voting by phone, over the Internet or by proxy card will not prevent you from voting in person, but will ensure that your vote is counted if, for whatever reason, you are unable to attend.

Your continued support and interest in the Company are sincerely appreciated.

Sincerely
Yuejian (James) Wang, Ph.D. Chairman of the Board, Chief Executive Officer and President

Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Share Transfer or the Transfer Agreements described in the enclosed proxy statement, passed upon the merits or fairness of the Share Transfer or the Transfer Agreements or passed upon the adequacy or accuracy of the disclosures in the enclosed proxy statement. Any representation to the contrary is a criminal offense.

CHINA DIRECT INDUSTRIES, INC.
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
Telephone: (954) 363-7333

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 To Be Held on February 29, 2012

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of China Direct Industries, Inc. (the "Company"), to be held on February 29, 2012, at 11:00 a. m., Eastern Time, at the Company’s offices located at 431 Fairway, Drive, Suite 200, Deerfield Beach, Florida 33441.

At the Meeting, our shareholders will be asked:

1.           To approve our issuance of shares of common stock as consideration for the transfer to us of all of the issued and outstanding equity in two related-party magnesium businesses, in transactions that subject us to the shareholder approval requirements of Rules 5635(a) and (b) of The Nasdaq Stock Market;

2.           To approve an amendment to our articles of incorporation to change our name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board of Directors may elect; and

3.           To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

These items of business are described in further detail in the proxy statement accompanying this Notice of Special Meeting of Shareholders.

After consideration, including consideration of the unanimous recommendation of the Audit Committee comprised solely of disinterested directors, the Board unanimously recommends that you vote "FOR" adoption of the Proposals.

            Your vote is important. You should read the attached proxy statement and the information incorporated by reference into the proxy statement carefully. Whether or not you plan to attend the Meeting, you are urged to vote your shares promptly either by telephone, by Internet or by mail as described in further detail herein.  You may revoke your proxy at any time before it is exercised at the Meeting by giving written notice to the Company's Corporate Secretary, by attending the Meeting and voting in person or by submitting a proxy bearing a later date.

These proxy materials are first being mailed to shareholders of the Company on or about January 30, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

Lazarus Rothstein
Secretary
Deerfield Beach, Florida
January 25, 2012

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on February 29, 2012.

In accordance with the rules issued by the Securities and Exchange Commission, the Company is providing access to its proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the Company's proxy materials on the Internet. The Company encourages you to access and review all of the important information contained in the proxy materials before voting.

The Company's proxy materials are also available at http://www.cdii.net.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

The following are some of the questions, and answers to those questions, that you as a shareholder of China Direct Industries, Inc. (“we,” “us” and words of similar import, the “Company” or “China Direct”) may have regarding the matters being considered at the Special Meeting of Shareholders (the “Meeting”) to which this proxy statement relates. The information in this section does not provide all of the information that may be important to you with respect to the matters being considered at the Meeting. Therefore, you should read this proxy statement carefully, as well as the full contents of the other documents to which this proxy statement refers or which it incorporates by reference. These documents contain information that may be important to you in determining how you will vote on the matters to be considered at the Meeting. See the section of this proxy statement entitled “Where You Can Find More Information” beginning on Page 39.

When is the Meeting and where will it be held?

The Meeting will be held on February 29, 2012, at 11:00 a.m. Eastern Time, at the Company’s offices located at 431 Fairway, Drive, Suite 200, Deerfield Beach, Florida 33441. The date, time and place of any adjournment or postponement of the Meeting will be established in accordance with the Company’s governing documents and applicable law. Directions to the Company’s offices may be obtained by contacting the Company, in writing, at China Direct Industries, Inc., Attn: Corporate Secretary, 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 or by phone at (954) 363-7333.

Why am I receiving these proxy materials?

You are receiving a proxy statement because you owned shares of the Company’s common stock, par value $0.001 per share (the “Shares”), on January 23, 2012 (the “Record Date”), and that entitles you to notice of and to vote on the matters being considered at the Meeting. This proxy statement is designed to assist you in voting and provides information that the Company is required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”).

When are this proxy statement, proxy card and Notice being mailed?

This proxy statement, proxy card and Notice are first being mailed to the Company’s shareholders on or about January 30, 2012.

What matters are being voted on at the Meeting and what vote is required for approval of such matters?

You are being asked to vote on the following matters (the “Proposals”):

Proposal No. 1. Proposal No. 1 seeks the approval of our shareholders to issue up to 17,841,627 shares of our common stock (the “China Direct Shares”) in connection with our acquisition of all of the issued and outstanding capital stock of Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) and Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”) and shares of our common stock issuable under the terms of a management agreement covering management of the Company’s magnesium segment. In order to acquire Golden Trust, China Direct’s subsidiary, CDI China, Inc. has entered into (a) an equity transfer agreement (the “Marvelous Honor Transfer Agreement”) to acquire up to 100% of the equity (the “Marvelous Honor Shares”) in Marvelous Honor Holding, Inc. (“Marvelous Honor”), the holder of 72.5% of the equity in Golden Trust, from its shareholders (the “Marvelous Honor Holders”); and (b) an equity transfer agreement (the “Baotou Transfer Agreement”) to acquire the beneficial ownership of 27.5% of the equity in Golden Trust (the “Baotou Trust Shares”) held by Baotou Changxin Magnesium Co., Ltd. as trustee for Yuwei Huang and Xumin Cui (“Baotou Chang, as Trustee”). The Marvelous Honor Holders consist of Lianling Dong (the sister of Mr. Tung, a director of the Company), Ping Liu and Jianzhong Ju, unrelated parties, Lifei Huang (the daughter of Mr. Huang, an executive vice president and director of the Company) and Xumin Cui, Ms. Huang’s husband. The Marvelous Honor Holders and Baotou Chang, as Trustee are collectively referred to herein as the “Golden Trust Holders”). The Marvelous Honor Transfer Agreement and the Baotou Transfer Agreement are collectively referred to as the “Golden Trust Transfer Agreements”. In order to acquire 100% of the issued and outstanding capital stock of Lingshi Magnesium (the “Lingshi Shares”), our 80% owned subsidiary, Taiyuan Ruiming Yiwei Magnesium Co., Ltd. (“Ruiming Magnesium”) entered into an equity transfer agreement (the “Lingshi Transfer Agreement”) to acquire the Lingshi Shares from Taiyuan Yiwei Magnesium Industry Co., Ltd. (“Yiwei Magnesium”).  Mr. Huang owns or controls Yiwei Magnesium.

The Marvelous Honor Shares, the Baotou Trust Shares and the Lingshi Shares are hereinafter referred to as the “Transfer Shares”. The Marvelous Honor Transfer Agreement, the Baotou Transfer Agreement and the Lingshi Transfer Agreement are collectively referred to herein as the “Transfer Agreements”. In addition, the Marvelous Honor Holders, Baotou Chang, as Trustee and Yiwei Magnesium are collectively referred to herein as the “Holders”. Golden Trust, Marvelous Honor and Lingshi Magnesium are collectively referred to as the “Transfer Companies”.

        The China Direct Shares also includes up to a total of 1,440,000 shares of China Direct common stock issuable to Messrs. Huang and Tung and their respective management teams pursuant to the terms of a management agreement covering management services to the Golden Trust and Lingshi Magnesium and the Company’s other magnesium operations (the “Management Agreement”). The Management Agreement also provides for the payment to Mr. Huang of an annual salary of RMB 2,400,000 (approximately US $375,000) and an annual salary to Mr. Tung of RMB 1,200,000 (approximately US $187,000) for a term of three years, subject to completion of the acquisitions provided for in the Transfer Agreements.

For purposes of the Meeting, we are treating our issuance of the China Direct Shares in exchange for the Transfer Shares in all three Transfer Companies, and as consideration for services under the Management Agreement, as one proposal. A vote FOR Proposal No. 1 constitutes approval for us to issue China Direct Shares in exchange for such of the Transfer Shares as our Board of Directors (the “Board”) determines is appropriate and in our best interests, and our inability to complete the acquisition of Transfer Shares in one or more of the Transfer Companies will not cancel or otherwise affect shareholder approval to consummate the issuance of China Direct Shares in exchange for Transfer Shares in the remaining Transfer Company. Our acquisition of the Transfer Shares of the Transfer Companies is sometimes hereinafter referred to as the “Share Transfer”.

Proposal No. 2. Proposal No. 2  seeks approval of an amendment to the Company’s articles of incorporation to change the Company’s name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board may elect.

Other Matters. Shareholders may also be asked to act upon such other business as may properly come before the Meeting or any adjournment or postponement thereof. At this time, we know of no matter that is to come before the Meeting other than consideration of the Proposals.

What does the Share Transfer Consideration consist of?

The consideration for the Holders to transfer the Transfer Shares in the Transfer Companies to the Company under the terms of the Transfer Agreements is an aggregate of $26,705,070 (the “Aggregate Purchase Price”) payable $6,493,047 in cash or proceeds from repayment of the Company’s intercompany loans, $2,210,291 in cash or by the issuance of 2,336,460 Shares, $13,305,647 by issuance of 14,065,166 Shares and $4,696,085 by way of assignment of the Company’s interest in its subsidiary, Excel Rise Technology Co., Ltd. (“Excel Rise”).

The Company may pay up to $15,515,939 of the Aggregate Purchase Price by our issuance of up to 16,401,627 China Direct Shares. Since the market price of the Company’s shares fluctuates from day-to-day, the market value of the 16,401,627 China Direct Shares on the closing date of the acquisition may be more or less than the $.9446 price per share that was used to compute the purchase price under the acquisition agreements. For example, if we were to issue all 16,401,627 China Direct Shares at the $.92 per share market price for shares of China Direct common stock on the last full trading day prior to the date of this proxy statement (a) the 16,401,627 China Direct Shares would have a market value of $15,089,497 and (b) the effective Aggregate Purchase Price for the two magnesium businesses as of this date would be approximately $26,798,402. The market price for shares of China Direct common stock on the closing date may be more or less than the $.92 per share market price on the last full trading day prior to the date of this proxy statement. The number of China Direct Shares we will issue under the acquisition agreements is fixed and will not change based upon changes in the market value of shares of China Direct.

The consideration included in each of the separate Transfer Agreements is summarized below:

Golden Trust. The consideration for the Golden Trust Holders to transfer up to a 100% interest in Golden Trust to the Company is set forth in the Marvelous Honor Transfer Agreement and the Baotou Transfer Agreement is an aggregate of $12,679,430 (the “Golden Trust Purchase Price”) payable $4,038,559 in cash or proceeds from intercompany loans of the Company’s company and $8,640,871 by issuance of 9,134,112 shares of the Company’s common stock.  The consideration for the Marvelous Honor Holders’ transfer to us of the Marvelous Honor Shares in accordance with the Marvelous Honor Transfer Agreement consists of the Company’s issuance to the Marvelous Honor Holders (exclusive of Mr. Ju) of 7,930,306 Shares and the payment of $1,690,517 in cash to Mr. Ju.   The consideration for the transfer to the Company of the Baotou Trust Shares by Baotou Chang, as Trustee’s in accordance with the Baotou Transfer Agreement consists of the Company’s issuance to the beneficial owners of the Baotou Trust Shares of 1,203,806 Shares and the Company’s payment to them of $2,348,043 in cash or the proceeds from repayment of China Direct’s intercompany loans in such amount.

Lingshi Magnesium. The consideration for Yiwei Magnesium’s transfer of the Lingshi Shares in accordance with the Lingshi Transfer Agreement to Ruiming Magnesium is an aggregate of $17,532,051.  CDI China will pay 80% of the purchase price or $14,025,641 which consists of the Company’s payment to Yiwei Magnesium of $2,454,487 in cash or the proceeds from repayment of China Direct’s intercompany loans in such amount, $2,210,291 in cash or by the Company’s issuance of 2,336,460 Shares, $4,664,778 by the Company’s issuance of 4,931,055 Shares, and $4,696,085 by the assignment of China Direct’s ownership interest in Excel Rise.  In addition, Pine Capital Enterprises, Inc. (“Pine Capital”), a company controlled by Ms. Lifei Huang, Mr. Yuwei Huang’s daughter, will pay Yiwei Magnesium $3,506,410 in cash. Pine Capital owns the 20% interest in Ruiming Magnesium not owned by the Company.

Why are we seeking to acquire the Transfer Companies?

Our acquisition of the magnesium businesses is being undertaken in order to expand our magnesium production capacity and customer base. We have historically and continue to employ a “growth through acquisition” strategy. Our acquisition of the Transfer Companies, and the magnesium businesses they operate, is being undertaken in order to expand our magnesium production capabilities by the addition of two pure magnesium production facilities capable of producing up to 32,000 metric tons of magnesium annually. If the acquisition is approved by our shareholders, we will complete the acquisition of the magnesium businesses upon satisfaction or waiver of all conditions to closing, upon which the businesses will be operated as subsidiaries of the Company. In addition, we believe that this acquisition using primarily our securities and other non-cash assets will improve our cash flow and provide cost synergies and economies of scale in the administration of our magnesium segment.

Why is shareholder approval of Proposal No. 1 required?

We are seeking shareholder approval to issue the China Direct Shares in the Share Transfer because the Company’s common stock is listed on the Nasdaq Global Market and the nature and size of the proposed Share Transfer subjects us to the shareholder approval requirements of Rules 5635(a) and (b) of The Nasdaq Stock Market (the “Nasdaq Rule”).

The Nasdaq Rule provides, in part, that we must obtain shareholder approval prior to the issuance of shares of the Company’s common stock in connection with the Company’s acquisition of the stock of another company, where:

·	The shares to be issued by us constitute 20% or more of the Company’s outstanding shares or voting power before the issuance; or

·
Any of the Company’s officers, directors or principal shareholders owns 5% or more of the company to be acquired and the issuance of the shares by us could increase the Company’s outstanding shares or voting power by 5% or more; or

·
The issuance of the Company’s shares in a transaction that results in a change in control of the Company (under the Nasdaq Rule the issuance of 20% or more of the Company’s outstanding shares is a change in control if the shares issued constitute the largest voting bloc in our company).

If all of the China Direct Shares are issued in connection with the proposed Share Transfer and the Management Agreement, such China Direct Shares would constitute approximately 48.6% of the Company’s issued and outstanding shares of common stock prior to the Share Transfer; and the China Direct Shares would constitute the largest single voting bloc in our company. In addition, the Holders of Golden Trust, Marvelous Honor and Lingshi Magnesium include Yuwei Huang (an executive vice president and director of our company), Lianling Dong (the sister of Kong Tung, a director of our company), Lifei Huang (the daughter of Mr. Huang) and Xumin Cui (Ms. Huang’s husband); and the Company’s issuance of all of the China Direct Shares to these holders would increase the Company’s outstanding shares by more than 5%.

Why is shareholder approval of Proposal No. 2 required?

In order to change the Company’s corporate name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board may elect, China Direct is required to amend its articles of incorporation.  Florida law requires shareholder approval in order to amend a corporation’s articles of incorporation to change its name.

Will issuance of the China Direct Shares dilute the existing shareholders’ percentage of ownership in the Company?

Yes. The issuance of the China Direct Shares will significantly dilute your existing holdings of the Company’s common stock. Assuming the issuance of all of the China Direct Shares, the Company’s existing shareholders would own approximately 32.7% of the Company’s then outstanding common stock and the Holders would own approximately 67.3% of the Company’s then outstanding common stock.

What will happen if the Company’s shareholders vote to approve the Proposals?

If we receive approval to issue the China Direct Shares, we anticipate that we will issue (a) the China Direct Shares at one or more closings pursuant to the Transfer Agreements, subject to the satisfaction or waiver of the other closing conditions contained in the Transfer Agreements, promptly following the Meeting and (b) those Shares issuable upon achievement of the performance benchmarks and other performance criteria set forth in the Management Agreement, as and when provided in the Management Agreement. If we receive approval to change the Company’s name, we anticipate that we will file articles of amendment to the Company’s articles of incorporation with the Florida Secretary of State promptly following the Meeting.

What will happen if the Company’s shareholders do not vote to approve the Proposals?

If the Company’s shareholders do not approve Proposal No. 1, we will not issue the China Direct Shares and we will not acquire the Transfer Companies unless we are able to restructure the Share Transfer in a manner that does not require the approval of the Company’s shareholders under the Nasdaq Rule. We have no plans to restructure the Share Transfer in the event the Company’s shareholders do not approve Proposal No. 1. If the Company’s shareholders do not approve Proposal No. 2, we will not change the Company’s corporate name.

Why is the Company Proposing to Acquire the Transfer Companies?

In developing its recommendation to the shareholders to vote in favor of the proposed issuance of the China Direct Shares in the Share Transfer, the Board considered many factors, including the positive and negative factors described in this proxy statement and concluded that adoption of Proposal No. 1 is advisable and in the best interests of the Company and the Company’s shareholders. In particular, the Board, the Audit Committee comprised solely of disinterested directors and the Company’s management considered a variety of factors, including, but not limited to:

·
The Company’s familiarity with the magnesium business, operations, assets, business strategy and competitive position and the nature of the industry trends, and economic and market conditions, both on a historical and on a prospective basis;

·	The expected improved cash flows as a consequence of expected top line revenue growth attributable to the increased revenues from Golden Trust and Lingshi Magnesium;

·
Management’s view that the Share Transfer would enhance the Company’s position in the magnesium industry generally and that after the Share Transfer the Company is expected to become one of the largest magnesium producers in China with annual production capacity of 82,000  metric tons of magnesium and 10,000 tons of magnesium powder;

·
The Company’s ability to use the China Direct Shares as currency to acquire the Transfer Companies, compared to the cost and availability of debt or other forms of capital that would be required for the Company to achieve the same expansion of its magnesium business;

·	Historical and current information concerning the Company’s magnesium business, including trends in financial performance, financial condition, operations and competitive position;

·
The opportunity for the Company’s shareholders to participate in the potential future value of the Company, and as a result of such inclusion the belief of the Audit Committee that the Company is positioned to grow faster as a result of the Share Transfer than without the Share Transfer;

·	The Audit Committee’s review of the structure of the Share Transfer and the financial, legal and other terms of the Transfer Agreements;

·	The requirement that the Company obtain shareholder approval as a condition to issuance of the China Direct Shares;

·	The fact that the Audit Committee considered, reviewed and evaluated the terms of the Transfer Agreements and Management Agreement independently from the Board and management;

·	The economies of scale that the Company expects will permit the Company to reduce its expenses relative to the size of its revenue levels and asset base;

·
Management’s expectation that magnesium prices will begin to rise as worldwide demand from the global aerospace, automotive and consumer electronics sectors fuel additional demand for magnesium ingots and other lightweight metals that are made with magnesium;

·
That the Share Transfer would enable the Company to consistently deliver large quantities of magnesium thereby enhancing its position in the magnesium industry and with its larger customers who seek a stable and reliable source of supply;

·
That the cost synergies and economies of scale that the Company expects will enhance its sales and administrative efforts in its Magnesium segment and reduce its expenses relative to the size of its revenue levels and asset base in this segment; and

·
That the barriers to entry into magnesium production in China are high due to the high costs to acquire land use rights and construction and the difficulties in obtaining the necessary government approvals to engage in magnesium production, including required environmental permits.

The Company believes these actions create value for the Company’s shareholders while providing a firm foundation for future growth and value enhancement.

Did the Board receive a fairness opinion or otherwise hire a financial advisor in connection with the Share Transfer of Golden Trust and Lingshi Magnesium?

Other than the appraisals of fixed assets performed by  Shanxi Huaqiang Assets Appraisal Co., Ltd. and Shanxi Mingda Assets Appraisal Co., Ltd. (the “Appraisals”), China Direct did not receive a report, opinion, or appraisal from an outside party as to the value of its common stock, or the fairness of the Transfer Agreements to un-affiliated shareholders of China Direct, or otherwise engage a financial advisor in connection with the Transfer Agreements.  The independent members of the Board who comprise the Audit Committee concluded that there was sufficient information and safeguards in place that did not justify the expense of retaining an independent financial advisor, including (i) the Company’s conducting financial, legal and operational due diligence on Golden Trust and Lingshi Magnesium, (ii) obtaining the financial statements and an appraisal of the assets of Golden Trust and Lingshi Magnesium which formed the basis for establishing their purchase price, (iii) management’s expectations regarding future growth prospects of the magnesium industry, worldwide consumption, exports out of China, and market prices and expansion potential of Golden Trust and Lingshi Magnesium, and (iv) the Transfer Agreements and Management Agreement were approved unanimously by the Audit Committee.

How does the Board recommend I vote on the Proposals?

The Board unanimously recommends a vote “FOR” Proposal No. 1 and “FOR” Proposal No. 2.

Why does the Board recommend I vote “FOR” the Proposals?

In addition to the reasons described above, the Board believes that the Company’s financial position, capital structure and business operations in the magnesium industry will be strengthened as a result of its acquisition of the Transfer Companies. In addition, the Board believes that the proposed new corporate name of the Company more accurately reflects its current business operations.

Is there a break-up fee under the Transfer Agreements?

No, there are no break-up fees or termination fees payable under any of the Transfer Agreements.

Do I have dissenter or appraisal rights if I object to the Proposals?

No. Dissenter’s rights of appraisal are not provided under applicable Florida law in connection with the Company’s issuance of the China Direct Shares in the Share Transfer or the proposed change to the Company’s corporate name.

What other matters may arise at the Meeting?

Other than the Proposals described in this proxy statement, the Company does not expect any other matters to be presented for a vote at the Meeting. If any other matter is properly brought before the Meeting, your proxy gives authority to the proxies named therein to vote on such matters in their discretion.

Who is entitled to vote at the Meeting?

Only those shareholders who owned common stock at the close of business on the Record Date, which was January 23, 2012, are entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had 40,688,207 shares of common stock outstanding and entitled to vote at the Meeting, which were held by 18 shareholders of record. Each outstanding share of common stock entitles its holder to one vote.

How do I vote?

Shareholders can vote in person at the Meeting or by proxy. There are three ways to vote by proxy:

·	By Telephone— You can vote by telephone by following the instructions on the proxy card if you received your materials by mail;

·	By Internet— You can vote by Internet by following the instructions on the proxy card if you received your materials by mail; or

·	By Mail—if you received your proxy materials by mail, you can vote by mail by marking, signing, dating and returning the proxy card in the envelope provided.

·       Telephone and Internet voting for shareholders of record will close at 1:00 a.m . Eastern Time on February 29, 2012.

If you properly complete, sign and return a proxy card, your shares will be voted as you specify. However, if you sign and return a proxy card but do not specify a vote with respect to a proposal, your shares will, to the extent permitted by law, be voted as the Board recommends with respect to the proposal and in the proxy’s discretion with respect to any other matter that may be properly considered at the Meeting.

If your shares are held in “street name” by a bank, broker or other nominee or intermediary (collectively, “brokers”), you will receive voting instructions or a voting information form from your broker, who is the holder of record. You must follow the instruction of the broker in order for your shares to be voted.

If you plan to attend the Meeting, you must present identification containing a photograph, such as a driver’s license or passport. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your being admitted to the Meeting. If you are not a shareholder of record, but hold shares in “street name” (that is, through a broker or other nominee or intermediary), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided to you by your broker or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above, you will not be admitted to the Meeting.

How can I revoke my vote?

You may revoke your vote at any time before it is exercised at the Meeting by:

·	Delivering written notice of such revocation to the Company’s Corporate Secretary prior to the Meeting at the address listed below;

·	Submitting a telephone vote, an Internet vote or a properly executed proxy card bearing a later date that the Company receives before the polls close at the Meeting; or

·	Attending the Meeting and voting in person.

If you hold your shares in “street name,” you may revoke a previous vote only by following the procedures established by the broker.

You may provide written notice to the Company’s Corporate Secretary at China Direct Industries, Inc., Attention: Corporate Secretary, 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

What is a “quorum”?

A “quorum” is the minimum number of votes that must be present at the Meeting, in person or by proxy, in order for the Meeting to be properly convened. For purposes of the Meeting, a quorum consists of one-third of the outstanding shares of common stock, which may be present in person at the Meeting or represented by proxy. Your shares will be counted for purposes of determining a quorum if you attend the Meeting and vote in person or if you vote by telephone, by internet or by submitting a properly executed proxy card by mail. Abstentions and broker non-votes discussed below will be counted for determining whether a quorum is present for the Meeting. The presence at the Meeting, in person or by proxy, of the holders of at least 13,562,736 shares of the Company’s common stock will be required to establish a quorum.

If my shares of common stock are held in “street name” by my broker, will my broker automatically vote my shares for me?

Other than with respect to certain routine matters, brokers holding shares of the Company’s common stock for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners, unless the brokers have been given discretionary voting power by the beneficial owners. In certain circumstances, brokers holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner of the shares. In such cases, a broker may not vote on a proposal, which is known as a “broker non-vote.”

Proposal No. 1 is considered a “non- routine” matter under applicable rules and, accordingly, if you do not provide voting instructions to your broker with respect to Proposal No. 1, your broker cannot exercise discretion and is prohibited from giving a proxy to vote your shares with respect to Proposal No. 1. Proposal No. 2 is considered a routine matter and your stockbroker or other nominee may exercise their discretionary voting power with respect to Proposal No. 2. When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted towards the vote total for Proposal No. 1. Broker non-votes will have the effect of a vote against Proposal No. 2.

You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you give instructions on how to vote to your broker, you may later revoke the instructions by taking the steps described in the information that you receive from your broker.

Who counts the votes?

Computershare Trust Co., Inc. will receive and tabulate the proxies and will certify the voting results.

Who will solicit and pay the cost of soliciting proxies?

The Company will pay the cost of soliciting proxies, including the expenses related to the printing and mailing of this proxy statement. In addition to solicitation by mail, proxies may be solicited personally, or by telephone or other electronic means, by the Company’s directors, officers or other employees without additional compensation for such services. The Company will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of common stock held of record by such persons, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Will representatives of Sherb & Co. be present at the Meeting and available to answer questions?

As the Meeting is not an annual meeting of the shareholders, representatives of Sherb & Co., the Company’s independent registered public accounting firm, are not expected to be present at the Meeting.

Where can I obtain access to these proxy materials?

A copy of this proxy statement, proxy card and the accompanying Notice will be mailed to each shareholder of the Company entitled to vote at the Meeting. In addition, this proxy statement is available at http://www.cdii.net. Information on the Company’s website is not incorporated into this proxy statement. The proxy statement contains instructions on how to access this proxy statement and the Company’s other proxy materials online and how to vote your shares.

Who can help answer my questions, and where can I get additional information about matters described in this proxy statement and about the Company?

If you have questions about the matters described in this proxy statement, or how to submit your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, you should contact:

Mr. Lazarus Rothstein,
Executive Vice President, General Counsel
and Corporate Secretary
China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

If you would like additional information about the Company, please refer to the Company’s annual, quarterly and current reports, proxy statements and other information on file with the SEC.

SUMMARY OF THE SHARE TRANSFER AND RELATED MATTERS

This summary highlights selected information from this proxy statement, the annexes attached hereto and the documents referred to or incorporated by reference herein, and may not contain all of the information that is important to you. Below is a summary of the terms of the Share Transfer and other related transactions. To better understand the proposals the Company is asking you to consider, you should read this entire proxy statement carefully, as well as those additional documents to which the Company refers. Each item in this summary includes a page reference directing you to a more complete description of that topic. The information incorporated by reference is attached to this proxy statement as further described in the section of this proxy statement entitled “Incorporation by Reference and Attachments.”

The Companies

China Direct Industries, Inc. (Page 39)

The Company is a U.S. based company that sources, produces and distributes industrial commodities in China and the Americas. China Direct also provides business and financial consulting services to public and private companies primarily operating in China. China Direct operates in three identifiable segments, Magnesium, Basic Materials, and Consulting. China Direct established its Magnesium and Basic Materials segments in China beginning in 2006 and has grown through acquisitions of controlling interests in Chinese private companies. China Direct consolidates these acquisitions as either its wholly or majority owned subsidiaries. Through its U.S. based industrial commodities business, established in 2009, China Direct sources, finances, manages logistics, and sells industrial commodities from North and South America for ultimate distribution in China.

The Magnesium segment, the Company’s largest segment in total assets and revenues, produces, sells and distributes pure magnesium and related by-products. The Basic Materials segment engages in the sale and distribution of basic resources within China and the global purchase and sale of industrial commodities which includes mineral ores and non-ferrous metals. In this segment we sell and distribute a variety of products in China including (i) industrial grade synthetic chemicals, (ii) steel products (iii) nonferrous metals, and (iv) recycled materials. Additionally, within this segment we hold the rights to mining properties which we are seeking to sell. The Consulting segment provides services to Chinese entities seeking access to the U.S. capital markets. These services include general business consulting, Chinese regulatory advice, translation services, formation of entities in the PRC, coordination of professional resources, strategic alliances and partnerships, advice on effective means of accessing U.S. capital markets, mergers and acquisitions, corporate governance and coordination of compliance with the Sarbanes-Oxley Act of 2002, and corporate asset evaluations.

The Company’s corporate headquarters are in Deerfield Beach, Florida, which houses the U.S. executive and administrative team that guides its overall operations. The Company’s U.S. office employs both English and Chinese speaking business and accounting staff and legal and other executive management. These professionals focus on due diligence, business development, finance, accounting and compliance with the reporting requirements of the SEC and other applicable laws in the U.S. and the PRC.

Golden Trust Magnesium Industry Co., Ltd. (Page 40, 42)

Golden Trust is a Chinese company established in March 2003.  Golden Trust owns and operates a pure magnesium production facility located in Xiaoyi City, Shanxi Province, China capable of producing up to 20,000 metric tons of pure magnesium per year.

Marvelous Honor Holding, Inc. (Page 43)

Marvelous Honor is a Brunei corporation established in August 2008, which owns 72.5% of the issued and outstanding equity capital of Golden Trust. Marvelous Honor is a holding company.

Lingshi Xinghai Magnesium Industry Co., Ltd. (Page 40, 42)

Lingshi Magnesium is a Chinese company established in February 2004.  Lingshi Magnesium owns and operates a pure magnesium production facility located in Jin Zhong City, Shanxi Province, China capable of producing up to 12,000 metric tons of pure magnesium per year.

Summary of the Share Transfer (Page 18)

Through its subsidiaries, the Company has entered into three separate equity transfer agreements (the Marvelous Honor Transfer Agreement, the Baotou Transfer Agreement and the Lingshi Transfer Agreement) pursuant to which it has agreed to, among other things, issue the China Direct Shares to the Holders in exchange for the Holders’ transfer to the Company of the Marvelous Honor Shares, the Baotou Trust Shares and the Lingshi Shares.

Background of the Share Transfer and Reasons for the Share Transfer (Page 18 and 29)

The Company established its magnesium business segment beginning in 2006. Since that time, the Company has have grown this segment through its acquisition of controlling interests in private Chinese companies, which it consolidates either as wholly or majority owned subsidiaries.

     Golden Trust and Lingshi Magnesium operate magnesium production facilities and the Company believes that the issuance of the China Direct Shares to acquire these companies and manage it Magnesium segment business will allow the Company to further grow its Magnesium segment through increased magnesium production capacity that the Company anticipates will also provide synergistic benefits through coordinated sales and administrative functions and accretive earnings.

The Company’s ability to use its securities as currency to acquire the Transfer Shares in the Transfer Companies will not have a significant impact on the Company’s working capital and enables it to preserve capital to fund current and future business operations.

Fixed Assets Appraisal Summaries (Page 24)

On August 4, 2011 Shanxi Huaqiang Assets Appraisal Co., Ltd. (“Huaqiang”) delivered to us an appraisal of Lingshi Magnesium’s fixed assets which included a valuation of those assets as of June 30, 2011, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Huaqiang in preparing its appraisal.

Huaqiang's appraisal was directed to our board of directors and only addressed the valuation of Lingshi Magnesium’s fixed assets reflected on its balance sheet as of June 30, 2011 to assist us in arriving at the Lingshi Purchase Price. The summary of Huaqiang's appraisal in this proxy statement sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Huaqiang in preparing its appraisal. Huaqiang’s appraisal does not address any matters other than the appraised value of the Lingshi Magnesium Fixed Assets as of June 30, 2011 as determined by Huaqiang, and does not constitute a recommendation to our board of directors or any shareholder as to how to vote or act in connection with the Share Transfer or any other matter. See "Fixed Assets Appraisal Summaries-Lingshi Magnesium" beginning on page 24.

On August 12, 2011 Shanxi Mingda Assets Appraisal Co., Ltd. (“Mingda”)  delivered to us an appraisal report of Golden Trust’s fixed assets which included a valuation of those assets as of June 30, 2011, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Mingda in preparing its appraisal.

Mingda's appraisal was directed to our board of directors and only addressed the valuation of Golden Trust’s fixed assets reflected on its balance sheet as of June 30, 2011 to assist us in arriving at the Lingshi Purchase Price. The summary of Mingda's appraisal in this proxy statement sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Mingda in preparing its appraisal. Mingda’s appraisal does not address any matters other than the appraised value of the Golden Trust Fixed Assets as of June 30, 2011 as determined by Mingda, and does not constitute a recommendation to our board of directors or any shareholder as to how to vote or act in connection with the Share Transfer or any other matter. See "Fixed Assets Appraisal Summaries-Golden Trust" beginning on page 26.

Why We are Seeking Shareholder Approval (Page 30)

The Company’s common stock is listed on the Nasdaq Stock Market and we are, therefore, subject to the rules and regulations promulgated by Nasdaq. The Nasdaq Rule provides, in pertinent part, that shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if:

·
due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities;

·
any director, officer or Substantial Shareholder (as defined in the Nasdaq Rule) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more; or

·
such issuance would constitute a change in control of the Company (under the Nasdaq Rule the issuance of 20% or more of the Company’s common stock under circumstances where the shares issued would constitute the largest voting bloc in the Company’s constitutes a change in control).

Under the Nasdaq Rule, we must shareholder approval to issue the China Direct Shares in the Share Transfer because (a) the number of China Direct Shares we propose to issue in the Share Transfer will exceed 20% of the number of issued and outstanding shares immediately before the Share Transfer, (b) the Holders include related parties and the Company’s issuance of the China Direct Shares in the Share Transfer will result in an increase of 5% or more of the Company’s outstanding shares and (c) the Share Transfer could result in a change in control under the Nasdaq Rule.

In order to change the Company’s corporate name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board may elect, China Direct is required to amend its articles of incorporation.  Applicable Florida law requires shareholder approval in order to amend a corporation’s articles of incorporation.

The Transfer Agreements (Page 34)

     On August 30, 2011 and pursuant to a January 12, 2012 amendment, the Company’s wholly owned subsidiary, CDI China, entered into a series of agreements to acquire a 100% ownership interest in Golden Trust pursuant to the Golden Trust Transfer Agreements and Lingshi Magnesium pursuant to the Lingshi Magnesium Transfer Agreement for an aggregate purchase price of $26,705,070 payable $6,493,047 in cash or proceeds from repayment of the Company’s intercompany loans, $2,210,291 in cash or shares of its common stock, $13,305,647 in shares of its common stock and $4,696,085 by way of assignment of the Company’s interest in its subsidiary, Excel Rise.  The Golden Trust Transfer Agreements and the Lingshi Magnesium Transfer Agreement are discussed below.

Golden Trust Transfer Agreements (Page 34)

 CDI China entered into two separate equity transfer agreements to acquire a 100% interest in Golden Trust. The Company will acquire (i) under the terms of the Marvelous Honor Transfer Agreement, a 72.5% interest in Golden Trust by acquiring up to a 100% interest in Marvelous Honor, and (ii) under the terms of the Baotou Transfer Agreement, a 27.5% interest in Golden Trust by acquiring the beneficial ownership interests of Yuwei Huang and Xumin Cui held by Baotou Chang, as Trustee.  The Marvelous Honor Transfer Agreement and the Baotou Transfer Agreement are collectively referred to as the “Golden Trust Transfer Agreements.”  Under the terms of the Golden Trust Transfer Agreements, the aggregate purchase price for the 100% interest in Golden Trust (the “Golden Trust Purchase Price”) is $12,679,430 payable $4,038,559 in cash or proceeds from intercompany loans of the Company and $8,640,871 by issuance of 9,134,112 Shares.

Marvelous Honor Transfer Agreement. Pursuant to the terms of the August 30, 2011 Marvelous Honor Transfer Agreement, as amended on January 12, 2012, CDI China will acquire a 72.5% interest in Golden Trust by acquiring up to a 100% interest in Marvelous Honor Holdings, Inc. by acquiring the Marvelous Honor Shares from the Marvelous Honor Holders for aggregate consideration of $9,192,586, payable by the Company’s issuance to the Marvelous Honor Holders (exclusive of Mr. Ju) of 7,930,306 Shares and the payment of $1,690,517 in cash to Mr. Ju.  The Marvelous Honor Holders consist of Lianling Dong (the sister of Mr. Tung, a director of the Company), Ping Liu and Jianzhong Ju, unrelated parties, Lifei Huang (the daughter of Mr. Huang, an executive officer and director of the Company) and Xumin Cui, Ms. Huang’s husband. Marvelous Honor currently owns 72.5% of the issued and outstanding equity capital of Golden Trust.

Baotou Transfer Agreement. Under the terms of the August 30, 2011 Baotou Transfer Agreement, as amended on January 12, 2012, CDI China agreed to acquire a 27.5% beneficial interest in Golden Trust from Baotou Chang, as Trustee for Messrs. Huang and Cui (the “Baotou Trust Shares”). CDI China agreed to pay aggregate consideration of $3,486,843 for the Baotou Trust Shares payable $2,348,043 in cash to Mr. Huang (or by transfer to Mr. Huang of the proceeds of the Company’s intercompany loans in such amount) and $1,138,801 by issuance to Mr. Cui of 1,203,806 Shares.

Lingshi Magnesium Transfer Agreement (Page 36)

On August 30, 2011 and pursuant to a January 12, 2012 amendment, we entered into the Lingshi Transfer Agreement under which the Company’s 80% owned subsidiary, Ruiming Magnesium agreed to acquire a 100% interest in Lingshi Magnesium by acquiring the Lingshi Shares from Yiwei Magnesium in exchange for the Company’s payment to Yiwei Magnesium of aggregate consideration of $17,532,051 (the “Total Lingshi Purchase Price”). CDI China will pay 80% of the Total Lingshi Purchase Price of $14,025,641 (the “Lingshi Purchase Price”) consisting of:

·	$2,454,487 in cash or by transfer to them of the proceeds of China Direct’s intercompany loans in such amount;
·	$2,210,291 in cash or by issuance of 2,336,460 Shares valued at $0.946 per share;
·	$4,664,778 by issuance of 4,931,055 Shares valued at $0.946 per share; and
·	$4,696,085 by the assignment of the Company’s ownership interest in Excel Rise.

Pine Capital a company controlled by Ms. Huang, has agreed to pay Yiwei Magnesium the remaining 20% of the Total Lingshi Purchase Price of $3,506,410 in cash. Pine Capital owns the 20% interest in Ruiming Magnesium not owned by the Company.  Yiwei Magnesium is a company controlled by Mr. Huang.

Effect of the Share Transfer on Existing Shareholders (Page 33)

The issuance of the China Direct Shares to the Holders in exchange for the Transfer Shares will significantly dilute the common stock ownership of all of the Company’s existing shareholders.

Vote Required For Approval of the Proposals (Page 17 and 44)

For purposes of the Meeting, we are considering the issuance of the China Direct Shares in exchange for the Transfer Shares in all three of the Transfer Companies, as well as the Company’s issuance of China Direct Shares under the Management Agreement, as one Proposal. A vote in favor of Proposal No. 1 constitutes a vote in favor of issuing the China Direct Shares in exchange for the Transfer Shares in such of the Transfer Companies as the Board determines is appropriate and in the Company’s best interests; and the Company’s inability to complete the Share Transfer as to the Transfer Shares in one or more of the Transfer Companies will not cancel or otherwise affect shareholder approval to consummate the Share Transfer with respect to the remaining Transfer Companies. To the extent that the Board determines not to complete the Share Transfer with respect to the Transfer Shares of one or more of the Transfer Companies, a vote FOR Proposal No. 1 will allow the Company to complete the Share Transfer with respect to the transfer of the Transfer Shares in the other Transfer Companies.

In order for the Proposals to be presented to shareholders for consideration at the Meeting, a quorum of shareholders must be present at the Meeting. The Company’s Bylaws provide that a quorum of shareholders means the holders of at least one-third of the Company’s issued and outstanding common stock entitled to vote on the matter. Once a quorum is present at the Meeting, the Proposals will be approved if the votes cast “FOR” each of the proposals exceed those cast against each of the respective proposals.  Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Meeting.  Broker non-votes will not be counted as a vote cast on Proposal No. 1, but will have the effect of a vote against Proposal No. 2.

The Board unanimously recommends a vote FOR Proposal No. 1 and the Company’s issuance of the China Direct Shares in the Share Transfer and FOR Proposal No. 2 to approve the change of the Company’s corporate name.

No Appraisal Rights (Page 33)

Under applicable Florida law, the Company’s shareholders do not have dissenter or appraisal rights in connection with the Proposals.

Conditions to the Share Transfer (Page 37)

The obligations of each of the Company and the Golden Trust Holder, the Marvelous Honor Holders and Yiwei Magnesium under each of the Transfer Agreements is subject to the satisfaction of a number of customary conditions, any of which may be waived by the other party, as well as receipt of approval of Proposal No. 1 by the Company’s shareholders. In addition, each of the Transfer Agreements includes certain conditions precedent to their consummation which are discussed in greater detail elsewhere in this proxy statement.

Representations, Warranties, and Indemnification (Page 37)

Subject to the procedures set forth in the Transfer Agreement, each of the parties to the Transfer Agreements have agreed to indemnify and hold each other harmless from certain losses attributable to or resulting from the breach of the representations and warranties contained in the Transfer Agreement.  Each of the Transfer Agreements also permits us to offset amounts owed by us under the Transfer Agreement against amounts due to us for the other party’s breach of any of its representations, warranties or covenants under the Transfer Agreement.

Termination of the Transfer Agreements and Termination Fees (Page 38)

The Transfer Agreements, as amended, provide that the transactions contemplated by the Transfer Agreements must be completed no later than February 29, 2012. Subject to the satisfaction of conditions precedent to closing, the Transfer Agreements do not otherwise contain termination provisions and, therefore, to the extent that shareholder approval for Proposal No. 1 is received and conditions precedent are satisfied or waived by February 29, 2012, the Company is obligated to issue the China Direct Shares in exchange for the Transfer Shares and under the Management Agreement, in accordance with their respective terms.

There are no termination fees or break-up fees payable by any of the parties to the Transfer Agreements in the event the Share Transfer does not take place or a Transfer Agreement is terminated prior to consummation of the corresponding Share Transfer.

Interest of Certain Persons in Matters to be Acted Upon (Page 43)

No person who has been a director or executive officer of the Company since the beginning of its last fiscal year, nor any nominee for election as a director or any associate of any of the foregoing, has any substantial interest, direct or indirect, in any of the matters to be considered at the Meeting, except that:

·
the beneficial Holders of Golden Trust include Yuwei Huang (an executive vice president and director of our company), Lianling Dong (the sister of Mr. Tung, a director of our company), Lifei Huang (the daughter of Mr. Huang) and Xumin Cui (Ms. Huang’s husband);

·	Yiwei Magnesium is a company controlled by Yuwei Huang;
·	a portion of the purchase price to be paid to Yiwei Magnesium will be paid by Pine Capital, a company controlled by Ms. Huang; and
·	The managers under the Management Agreement described elsewhere in this proxy statement are Messrs. Huang and Tung.

Risks Relating to the Share Transfer (Page 12)

The Share Transfer involves substantial risk. You should carefully consider all of the information set forth in this proxy statement and, in particular, you should evaluate the risk factors set forth in the section of this proxy statement entitled “Risk Factors” before deciding whether to vote in favor of Proposal No. 1.

 RISK FACTORS

In addition to the other information included or incorporated by reference in this proxy statement, you should carefully consider the matters described below in deciding whether to vote for the approval of the proposals presented in this proxy statement. For risks related to the Company, please see “Item 1A—Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 which is incorporated by reference herein.

The issuance of the China Direct Shares to the Holders in connection with the Share Transfer will substantially dilute the voting power of current China Direct shareholders.

Pursuant to the terms of the Transfer Agreements, and based on the number of shares of the Company’s common stock outstanding as of the date of the Transfer Agreements, it is anticipated that China Direct will issue China Direct Shares to the Holders representing approximately 32.7% of the outstanding shares of common stock of China Direct as of immediately following the completion of the Share Transfer and assuming issuance of the China Direct Shares under the Management Agreement. Accordingly, the issuance of the China Direct Shares to the Holders in connection with the Share Transfer and Management Agreement will significantly reduce the relative voting power of each share of China Direct common stock held by current China Direct shareholders.

The acquisition of the Transfer Companies may not be accretive and may cause dilution to the combined company’s earnings per share, which may negatively impact the price of the common stock of China Direct following the completion of the Share Transfer.

China Direct currently anticipates that Golden Trust and Lingshi Magnesium will make a positive contribution to the Company’s cash flow and earnings in fiscal 2013. This expectation is based on preliminary estimates and assumes realization of expected market demand and certain synergies expected to be realized by combining the Company’s magnesium operations during such time. Such estimates and assumptions could materially change due to worldwide economic conditions, additional unanticipated operational costs, the failure to realize any or all of the benefits expected in the Share Transfer or other factors beyond the control of China Direct. All of these factors could delay, decrease or eliminate the expected accretive effect of the Share Transfer and cause resulting dilution to China Direct’s earnings per share or to the price of its common stock.

The number of China Direct Shares to be received by the Holders will not be adjusted for changes in the market price of the Shares.

Under the terms of the Transfer Agreements, the China Direct Shares to be issued to the Holders is a fixed number of shares of the Company’s common stock valued at $0.946 per share. The number of China Direct Shares will not be adjusted for subsequent changes in the market price of the Shares. None of the parties to the Transfer Agreements may terminate the agreements because of changes in the market price of the Shares. . Consequently, the specific dollar value of the China Direct Shares to be received by the Holders will depend on the market value of China Direct common stock at the time of closing under the Transfer Agreements. We cannot assure you that the value of the China Direct Shares that the Holders will receive in the Share Transfer will not decline before or after the completion of the Share Transfer.

Some of the Company’s directors and executive officers may have interests in the Share Transfer that may differ from the interests of the Company’s shareholders.

When considering the Board’s recommendation to vote in favor of the proposals presented in this proxy statement, you should be aware that the Company’s directors may have interests in the Share Transfer that may be different from, or adverse to, your interests. Yuwei Huang, a member of the Board and an executive vice president, currently owns 1,169,231 shares of the Company’s common stock (approximately 2.9%).   Kong Tung, a member of the Board and general manager of the Company’s subsidiary Golden Magnesium, currently owns 1,315,020 shares of the Company’s common stock (approximately 3.3%). Messrs. Huang and Tung, either own, control or have a significant ownership interest in Golden Trust and Lingshi Magnesium and will receive compensation under the Management Agreement.  Under the terms of the Management Agreement, Mr. Huang is entitled to an annual salary of RMB 2,400,000 (approximately $375,000) and he and his management team are entitled to earn up to 960,000 Shares of the Company's common stock. Mr. Tung is entitled to an annual salary of RMB1,200,000 (approximately $187,000) during the three year term of this agreement and he and his management team are entitled to earn up to 480,000 Shares of the Company’s common stock.  The shares of the Company’s common stock shall be awarded by China Direct upon achievement of the performance benchmark and other performance criteria set forth in the Management Agreement described in the section of this proxy statement entitled “The Transfer Agreements and Management Agreement-The Management Agreement”.

The terms of the Transfer Agreements and Management Agreement were not arrived at as a result of arms-length negotiations and no fairness opinion in connection with the Transfer Agreement was obtained.

Mr. Yuwei Huang, an executive officer of the Company and a member of the Board and Kong Tung, a member of the Board, together with members of their families, are the principal equity owners of Lingshi Magnesium and Golden Trust. While the Transfer Agreements and the Management Agreement were approved and deemed fair and reasonable by the Company’s Audit Committee which is comprised of independent directors, the Transfer Agreements and Management Agreement were not negotiated on an arms-length basis as a result of Messrs. Huang and Tung’s interest in the Transfer Companies.  While the Transfer Agreements and Management Agreement have been approved by the Audit Committee consisting solely of independent directors, there are no assurances that the terms of the Transfer Agreements and Management Agreement are as favorable to the Company as it might have obtained in arms-length negotiations with unrelated third parties supported by a fairness opinion as to the Transfer Agreements.

Integration of Golden Trust, Lingshi Magnesium and China Direct may be difficult and expensive to achieve.

The acquisition of Golden Trust and Lingshi Magnesium involves the integration of companies that have previously operated independently. The integration will be a complex, time consuming and expensive process and may materially harm the respective businesses of  Golden Trust, Lingshi Magnesium and China Direct if not completed in a timely and efficient manner. We may not be able to integrate the operations, financial and accounting systems of Golden Trust and Lingshi Magnesium without encountering difficulties, including possible unanticipated costs, failure to retain key employees, the diversion of management attention or failure to implement the financial software system the Company is presently implementing at its other magnesium segment companies. In addition, following the acquisition, Golden Trust and Lingshi Magnesium may not realize the increased revenues and cost savings that they expect to achieve or that would justify the investment made.

Because Chinese law governs the Transfer Agreements and Management Agreement, we may not be able to enforce the Company’s rights within the PRC or elsewhere, which may limit the remedies otherwise available to the Company and damage its business.

The Transfer Agreements and Management Agreement are governed by PRC laws and regulations. The PRC legal system is a civil law system based on written statutes. Unlike common law systems, prior court decisions have limited precedential value. The Company cannot assure you that it will be able to enforce these agreements or that remedies will be available outside of the PRC.  The system of laws and the enforcement of existing laws and contracts in the PRC may not be as certain in implementation and interpretation as in the United States.  Although disputes under the Transfer Agreements are subject to arbitration before the China International Economic and Trade Arbitration Commission in Beijing, China, the Company cannot predict the outcome of any litigation with any degree of certainty. The inability to enforce or obtain a remedy under the Transfer Agreements and the Management Agreement as a result of a dispute could divert management’s time from the operation of the Company’s business, require it to expend funds attempting to settle disputes, limit the time the Company’s management would otherwise devote to the operation of its business, and, on a collective basis, have a material adverse effect on its business, financial condition and results of operations.

If the Transfer Companies fail to maintain an effective system of internal controls, the Company may not be able to accurately report its financial results or prevent fraud.

Since the Transfer Companies have operated as a private enterprise without public reporting obligations prior to the Share Transfer, it has committed limited personnel and resources to the development of the external reporting and compliance obligations that would be required of a public company. If the Transfer Companies financial reporting systems or procedures fail, the Company may not be able to provide accurate financial statements on a timely basis or comply with the Sarbanes-Oxley Act of 2002 as it applies to the Company. Any failure of the Company’s ability to provide accurate financial statements could cause the trading price of the Company’s common stock to decrease substantially.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Certain statements made in this proxy statement may constitute forward-looking statements (within the meaning of Section 27A of the Securities Act 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) regarding the expectations of management with respect to revenues, profitability, and adequacy of funds from operations, among other things.   The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to Proposal No. 1:

·	Failure to realize increased production rates, and expectations regarding revenues, margins, net income and earnings, magnesium prices and demand in our magnesium segment;

·	the ability to integrate the Transfer Companies into the business of the Company successfully and the amount of time and expense spent and incurred in connection with the integration;

·	the failure to realize the cash flow, earnings and other economic benefits and cost savings that the Company anticipates as a result of the Share Transfer;

·	the failure to uncover all risks and liabilities associated with the Share Transfer;

·	the impact of the issuance of the China Direct Shares on the Company’s common stock, including dilution of the ownership of the Company’s common stock;

·	the failure to obtain any necessary third party consents or satisfy any of the other conditions of the Transfer Agreements;

·	adverse effects on the market price of the Company’s common stock and on its operating results because of a failure to complete the Share Transfer; and

·	significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the Company following the completion of the Share Transfer.

Relating to the Company’s Business Generally:

•	Fluctuations in the pricing and availability of magnesium and in levels of customer demand.
•	Changes in the prices of magnesium and magnesium-related products.
•
The Company’s ability to implement the Company’s expansion plans for growing the Company’s business through increased magnesium production capacity and acquisitions and development of the Company’s industrial commodities business.

•	Fluctuations in the cost or availability of coke gas and coal.
•	Loss of orders from any of the Company’s major customers.
•	The value of the equity securities we accept as compensation is subject to adjustment which could result in losses to us in future periods.
•	The Company’s ability to effectively integrate the Company’s acquisitions and to manage the Company’s growth and the Company’s inability to fully realize any anticipated benefits of acquired business.
•
The Company’s need for additional financing which we may not be able to obtain on acceptable terms, the dilutive effect additional capital raising efforts in future periods may have on the Company’s current shareholders and the increased interest expense in future periods related to additional debt financing.

•	The Company’s dependence on certain key personnel.
•	Difficulties we have in establishing adequate management, cash, legal and financial controls in the PRC.
•	The Company’s ability to maintain an effective system of internal control over financial reporting.
•
The lack various legal protections in certain agreements to which we are a party and which are material to the Company’s operations which are customarily contained in similar contracts prepared in the United States.

•	Potential impact of PRC regulations on the Company’s intercompany loans.
•	The Company’s ability to assure that related party transactions are fair to the Company.
•	Mr. Huang and his daughter Lifei Huang, as well as Mr. Kong, are owners and executive officers of several companies which compete directly with the Company’s magnesium business.
•	The impact of a loss of the Company’s land use rights.
•	The Company’s ability to comply with the United States Foreign Corrupt Practices Act which could subject us to penalties and other adverse consequences.
•	Limits under the Investment Company Act of 1940 on the value of securities we can accept as payment for the Company’s business consulting services.
•	The Company’s acquisition efforts in future periods may be dilutive to the Company’s then current shareholders.
•	The risks and hazards inherent in the mining industry on the operations of the Company’s basic materials segment.
•	The Company’s inability to enforce the Company’s rights due to policies regarding the regulation of foreign investments in the PRC.
•	The impact of environmental and safety regulations, which may increase the Company’s compliance costs and reduce the Company’s overall profitability.
•	The effect of changes resulting from the political and economic policies of the Chinese government on the Company’s assets and operations located in the PRC.
•	The impact of Chinese economic reform policies.
•	The influence of the Chinese government over the manner in which the Company’s Chinese subsidiaries must conduct the Company’s business activities.
•	The impact on future inflation in the PRC on economic activity in the PRC.
•	The impact of any natural disasters and health epidemics in China.
•	The impact of labor laws in the PRC may adversely affect the Company’s results of operations.
•	The limitation on the Company’s ability to receive and use the Company’s revenues effectively as a result of restrictions on currency exchange in the PRC.
•	Fluctuations in the value of the RMB .
•	Delisting of the Company’s securities from trading by NASDAQ.
•	The market price for shares of the Company’s common stock has been and may continue to be highly volatile and subject to wide fluctuations.

These and other factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements are set forth in this proxy statement, the Company’s Annual Report on Form 10-K for the year ended September 30, 2011, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Readers of this proxy statement are cautioned to consider these risks and uncertainties and not to rely on any forward-looking statements. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this proxy statement except as required by applicable law or regulation.

GENERAL MEETING INFORMATION

General

This proxy statement and the accompanying form of proxy and Notice of Special Meeting are provided in connection with the solicitation of proxies by the Board of the Company for use at the Special Meeting (the “Meeting”) of shareholders to be held on February 29, 2012.

Important Note

No person is authorized to make any representation with respect to the matters described in this proxy statement other than those contained, or incorporated by reference, in this proxy statement and, if given or made, such representation must not be relied upon as having been authorized by the Company or any other person or entity. This proxy statement, and the information incorporated herein, provides you with detailed information about the proposal to be considered and voted upon at the Meeting. Unless otherwise stated, the information in this proxy statement is current as of the date of this proxy statement. Shareholders are urged to carefully review this proxy statement, which discusses each of the proposals to be voted upon at the Meeting, including the accompanying annexes containing the Transfer Agreements relating to the Share Transfer, Management Agreement and the issuance of the China Direct Shares.

This proxy statement does not constitute the solicitation of a proxy from any person in any jurisdiction where it is unlawful to make such proxy solicitation. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

Date, Time and Place of the Meeting

The Meeting will be held on February 29, 2012 at the Company’s offices located at 431 Fairway, Drive, Suite 200, Deerfield Beach, Florida 33441, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof. Directions to the Company’s offices call 954-363-7333.

Mailing Address; Telephone Number; Date of Mailing

The mailing address of the Company’s principal executive office is 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 and the telephone number at that address is (954) 363-7333. This proxy statement and the enclosed form of proxy and Notice of Special Meeting are first being mailed to the Company’s shareholders on or about January 30, 2012.

Notice and Voting

Each outstanding share of common stock entitles its holder to one vote. Only the Company’s shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. As of the Record Date, there were 40,688,207 shares of common stock outstanding and entitled to vote at the Meeting and approximately 18 holders of record.

If you complete and properly sign and return the accompanying proxy card, your shares will be voted as you specify, but if you do not specify a vote with respect to a proposal, your shares cannot be voted in favor of the Proposals, but may be voted in the proxy’s discretion with respect to any other matter that may be properly considered at the Meeting.

Under the Company’s bylaws, business transacted at the Meeting is confined to the purposes stated in the Notice of Special Meeting. The proxy being solicited does, however, convey discretionary authority to the persons named therein as proxies to vote on matters that are incidental to the conduct of the Meeting.

You may revoke your proxy by:

               delivering written notice of such revocation to the Company’s Corporate Secretary before the Meeting;

·	submitting a properly executed proxy bearing a later date; or

·	attending the Meeting and voting in person.

If you hold your shares in “street name” (that is, through a broker or other nominee or intermediary), you may vote and revoke a previous vote only by following the procedures established by the broker or other nominee or intermediary.

Votes Required for Approval of the Proposals

For purposes of the Meeting, we are considering the issuance of the China Direct Shares in exchange for the Transfer Shares in all three of the Transfer Companies, as well as the Company’s issuance of China Direct Shares under the Management Agreement, as one proposal. A vote in favor of Proposal No. 1 constitutes a vote in favor of issuing the China Direct Shares in exchange for the Transfer Shares in such of the Transfer Companies as the Board determines is appropriate and in the Company’s best interests; and the Company’s inability to complete the Share Transfer as to the Transfer Shares in one or more of the Transfer Companies will not cancel or otherwise affect shareholder approval to consummate the Share Transfer with respect to the Transfer Shares in the remaining Transfer Companies. To the extent that the Board determines not to complete the Share Transfer with respect to the Transfer Shares of one or more of the Transfer Companies, a vote FOR Proposal No. 1 will allow the Company to complete the Share Transfer with respect to the transfer of Transfer Shares in the other Transfer Companies.

In order for the Proposals to be presented to shareholders for consideration at the Meeting, a quorum of shareholders must be present at the Meeting. The Company’s Bylaws provide that a quorum of shareholders means the holders of at least one-third of the Company’s issued and outstanding common stock. Once a quorum is present at the Meeting, the Proposals will be approved if the votes cast “FOR” each of the proposals exceed those cast against each of the respective proposals.

Approval of the Proposals requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present.

Abstentions and Unspecified Shares Held in Street Name

Proposal No. 1 is not considered a “routine matter” and, therefore, brokers holding shares of the Company’s common stock for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. Proposal No. 2 is considered a routine and, therefore, brokers holding shares of the Company’s common stock for beneficial owners may exercise their discretionary voting power with respect to Proposal No. 2. Brokers or nominees holding shares for a beneficial owner do not have discretionary voting power in connection with Proposal No. 1 and might not have received voting instructions from the beneficial owner of the shares. In such cases, a broker may not vote on Proposal No. 1, which is known as a “broker non-vote.”

“Broker non-votes” and abstentions will be counted for the purpose of determining the existence of a quorum at the Meeting. Since, in order to be adopted, the total votes cast for the Proposals must represent a majority of the votes cast at the Meeting, and since abstentions are considered votes cast for this purpose, an abstention has the effect of a vote against each of the Proposals.  Because Proposal No. 1 is considered a “non-routine matter” and “broker non-votes” are not entitled to vote at the Meeting, “broker non-votes” are not considered votes cast and will not be counted for or against Proposal No. 1 or toward the total votes cast on Proposal No. 1.  Because Proposal No. 2 is a “routine matter” and “broker non-votes” are entitled to vote at the Meeting, “broker non-votes” will have the effect of a vote against Proposal No. 2.

Quorum

A “quorum” is one-third of the outstanding shares of the Company’s common stock, which may be present in person at the Meeting or represented by proxy and entitled to vote on the matter. Your shares will be counted for purposes of determining a quorum if you attend the Meeting and vote in person or if you vote by telephone, by Internet or by submitting a properly executed proxy card by mail. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Meeting.

At the close of business on the Record Date, the Company had 40,688,207 shares of common stock outstanding entitled to cast a vote on the proposals presented in this proxy statement. The presence at the Meeting, in person or by proxy, of the holders of at least 13,562,736 shares of the Company’s common stock will be required to establish a quorum.

Availability of Documents

If you have questions about the matters described in this proxy statement, or how to submit your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, you should contact:

Mr. Lazarus Rothstein,
Executive Vice President, General Counsel
and Corporate Secretary
China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

PROPOSAL NO. 1 – ISSUANCE OF THE CHINA DIRECT SHARES

Summary of the Share Transfer

The Company proposes to issue up to 17,841,627 Shares pursuant to the Marvelous Honor Transfer Agreement, the Baotou Transfer Agreement, the Lingshi Transfer Agreement and the Management Agreement, as follows:

·
Pursuant to the Marvelous Honor Transfer Agreement, we propose to acquire up to 100% of the issued and outstanding equity of Marvelous Honor (which, in turn, owns 72.5% of the issued and outstanding equity of Golden Trust), in consideration for the Company’s issuance of 7,930,306 Shares to the Marvelous Honor Holders (exclusive of Mr. Ju) and the payment of $1,690,517 in cash to Mr. Ju.;

·
Pursuant to the Baotou Transfer Agreement, we propose to acquire 27.5% of the issued and outstanding equity of Golden Trust through the Company’s wholly-owned subsidiary, CDI China, in consideration for the Company’s issuance of 1,203,806 Shares, and the Company’s payment of $2,348,043 in cash (or by the Company’s transfer of the proceeds of China Direct’s intercompany loans in such amount) to the beneficial owners of the Baotou Trust Shares;

·
Pursuant to the Lingshi Transfer Agreement, we propose to acquire 100% of the issued and outstanding equity of Lingshi Magnesium through the Company’s 80% owned subsidiary, Ruiming Magnesium in consideration for the Company’s payment to Yiwei Magnesium of:

· $2,454,487 in cash or by the Company’s transfer of the proceeds of China Direct’s intercompany loans in such amount;
· $2,210,291 in cash or in 2,336,460 Shares valued at $0.946 per share;
· $4,664,778 by the issuance of 4,931,055 Shares valued at $0.946 per share;
· $4,696,085 by the assignment to Yiwei Magnesium of the Company's ownership interest in Excel Rise ; and

·
Pine Capital, a company controlled by Ms. Lefei Huang, Mr. Huang’s daughter, has agreed to pay Yiwei Magnesium the remaining 20% of the Total Lingshi Purchase Price of $3,506,410 in cash. Pine Capital owns the 20% interest in Ruiming Magnesium not owned by the Company.

·
Pursuant to the Management Agreement, we propose to issue up to an aggregate of 1,440,000 Shares to the Managers and their management teams upon achievement of the performance benchmarks and other performance criteria set forth in the Management Agreement.

For purposes of the Meeting, we are considering the issuance of the China Direct Shares in exchange for the Transfer Shares in all three of the Transfer Companies, as well as the Company’s issuance of China Direct Shares under the Management Agreement, as one proposal. A vote in favor of Proposal No. 1 constitutes a vote in favor of issuing the China Direct Shares in exchange for the Transfer Shares in such of the Transfer Companies as the Board determines is appropriate and in the Company’s best interests; and the Company’s inability to complete the Share Transfer as to the Transfer Shares in one or more of the Transfer Companies will not cancel or otherwise affect shareholder approval to consummate the Share Transfer with respect to the Transfer Shares in the remaining Transfer Companies. To the extent that the Board determines not to complete the Share Transfer with respect to the Transfer Shares of one or more of the Transfer Companies, a vote FOR Proposal No. 1 will allow the Company to complete the Share Transfer with respect to the transfer of Transfer Shares in the other Transfer Companies.

The closing of the Share Transfer under each Transfer Agreement is subject to the Company’s receipt of shareholder approval for Proposal No. 1, as well as the satisfaction of other conditions set forth in the Transfer Agreements.

Background of the Share Transfer

We established the Company’s magnesium business segment in the fourth quarter of 2006. Since that time, we have grown this segment through the Company’s acquisition of controlling interests in private Chinese companies, which we consolidate either as wholly or majority owned subsidiaries. In the Company’s Magnesium segment, the Company’s largest segment in total assets and revenues, we produce, sell and distribute pure magnesium ingots, magnesium powders, granules, scraps, and magnesium alloys.

As part of the ongoing plan to develop the Company’s Magnesium segment, the Board and the Company’s management, from time to time, have discussed and reviewed strategic goals and alternatives. These reviews have included the addition of Yuwei Huang who was appointed executive vice president for the Magnesium segment and as a member of the Board in January 2009 and consolidation of the Company’s Magnesium segment holdings as well as the acquisition of additional magnesium production facilities from Mr. Huang. In October 2009, we signed a non-binding letter of intent with Mr. Huang outlining the proposed targets and have made two acquisitions, including the acquisition of an 80% interest in Ruiming Magnesium in July 2010 and the remaining 48% interest we did not already own in Golden Magnesium in May 2011.

As part of the Company’s Magnesium segment expansion, Yuejian (James) Wang, the Company’s Chief Executive Officer and Chairman of the Board of Directors met with Yuwei Huang, the Company’s Executive Vice President – Magnesium and a director of our company, in late August 2010 to discuss a framework with respect to the terms and conditions of a possible purchase of Lingshi Magnesium.

Following this meeting, representatives of our company and Lingshi Magnesium held a telephonic meeting to discuss and commence the process of providing due diligence materials to be made available to our company. Beginning in late September 2010 we began the Company’s legal, financial and accounting due diligence review of Lingshi Magnesium, and were provided with electronic copies of various due diligence information.

In early November 2010, Dr. Wang met with Mr. Huang to continue their discussions regarding the acquisition of Lingshi Magnesium. At this meeting, the parties discussed the underlying assumptions for valuation methodologies for each company for purposes of determining the consideration to be paid in a potential acquisition of Lingshi Magnesium, and Dr. Wang made his initial proposed valuation of RMB 89.60 million (approximately $13.8 million) for an 80% interest in Lingshi Magnesium. The proposed valuation was based on Lingshi Magnesium’s net shareholder equity as of September 30, 2010 using RMB as the currency for computing the purchase price. Since the currency for computing the purchase price of Lingshi Magnesium and Golden Trust is RMB, all following U.S. dollar amounts are estimated amounts based on the exchange rate as of the date discussed.  In conjunction with the valuation proposal, Dr. Wang proposed acquisition consideration consisting of $4.8 million in stock of our company at $1.30 per share, representing approximately 11.6% of our company’s outstanding common stock, $4.8 million in cash and $4.2 million by assignment of the Company’s interest in a subsidiary of ours, Excel Rise.  Dr. Wang discussed his proposed valuation and the alternative valuation methodologies that could be used to value Lingshi Magnesium’s business. These alternative valuation methodologies included Lingshi Magnesium’s projected earnings, cash flow and net book value. The parties agreed to reconvene for further valuation discussions in December 2010 after both had conducted further analysis on the alternative valuation methodologies and Dr. Wang consulted with the Company’s Audit Committee.  During this meeting, Mr. Huang suggested that they meet with Mr. Tung to discuss his involvement in the management of the magnesium facilities we owned and were interested in acquiring.

In mid December 2010, Dr. Wang met with Mr. Huang to continue their discussions regarding the acquisition of Lingshi Magnesium.  Dr. Wang then discussed the Company’s potential interest in acquiring additional magnesium production facilities in conjunction with the proposed acquisition of Lingshi Magnesium and suggested the possibility of acquiring Golden Trust which was managed by Mr. Tung.  Dr. Wang and Messrs. Huang and Tung concluded that given the interest of our company, Dr. Wang would make a presentation to the Company’s Audit Committee regarding a potential strategic transaction between our company and Lingshi Magnesium.

On January 5, 2011, Dr. Wang met with the Audit Committee except for Dr. Shen who was traveling in China at the time of the meeting. During this meeting, Dr. Wang informed the Audit Committee about his December 2010 meeting with Mr. Huang and Mr. Tung in China and then made an introductory presentation along with Katie Zhao, the Company’s Vice President of Business Development regarding Lingshi Magnesium and its business, operations and financial performance. In addition, Dr. Wang discussed the framework for a possible acquisition agreement discussed in November 2010 with a total purchase price of RMB 89.6 million (approximately $13.8 million) where we would acquire an 80% interest in Lingshi Magnesium that included $4.8 million in cash, $4.8 million in shares of the Company’s common stock and $4.2 million by assignment of the Company’s interest in Excel Rise. As part of this transaction, Pine Capital would acquire a 20% interest in Lingshi Magnesium and pay approximately $3.4 million in cash.  Pine Capital is owned by Ms. Lifei Huang, Mr. Huang’s daughter, and Yiwei Magnesium is owned by Mr. Huang. In addition, Dr. Wang informed the Audit Committee that during his December 2010 meeting with Messrs. Huang and Tung they discussed the possibility of acquiring Golden Trust in conjunction with Lingshi Magnesium.  Dr. Wang suggested that the Audit Committee meet on January 12, 2011 at which time he would present a draft of an agreement and additional financial and due diligence materials related to Lingshi Magnesium for review by the Audit Committee.   Dr. Wang answered various questions raised by the Audit Committee about the experience and vision for the Company’s Magnesium segment should the proposed acquisition of Lingshi Magnesium be consummated.

On January 12, 2011, the Audit Committee held a meeting to discuss recent developments with respect to the proposed acquisition of Lingshi Magnesium and to review an analysis of the proposed investment, its corporate facilities, production, future expansion plans, management, financial forecast and summary of purchase price.  In addition, the Audit Committee reviewed Lingshi Magnesium’s draft unaudited financial statements, a draft of the Lingshi Transfer Agreement and Management Agreement, due diligence materials related to the appraisal of its fixed assets, a gas supply agreement and an engineering report of its facility. Dr. Wang and Mr. Rothstein were also in attendance. At various times through the date of execution of the Lingshi Transfer Agreement, Dr. Wang on behalf of the Audit Committee and Mr. Huang on behalf of Lingshi Magnesium negotiated the Lingshi Transfer Agreement. These negotiations included discussions regarding, the exchange of drafts and comments on these documents.

In ensuing negotiations between the parties related to the Lingshi Transfer Agreement and Management Agreement, significant issues that were negotiated up to the end of the negotiations, included, without limitation:

·	the purchase price, payment terms, pricing method for the Company’s common stock, exchange rate valuations, Messrs. Huang and Tong’s obligations with regard to non-competition, and

·	the compensation payable to Messrs. Huang and Tung and the management teams at each of the magnesium facilities owned or to be acquired by us.

The initial draft of the Lingshi Transfer Agreement provided for, among other things, the acquisition by our company of an 80% interest in Lingshi Magnesium for RMB 89.6 million (approximately $13.6 million) (i) $4.75 million by issuing 3,653,846 shares of the Company's common stock valued at $1.30 per share and (ii) $4.75 million cash consideration, $4.1 million by assignment of the Company’s ownership interest in Excel Rise.  In addition, the Lingshi Transfer Agreement provided for a hold back from the purchase price of $2.4 million or 1,827,506 shares of the Company’s common stock that would be paid to the seller if Lingshi Magnesium’s revenues for the 12 month period ended September 30, 2012 were no less than $16.4 million and its earnings before interest, taxes depreciation and amortization (EBITDA) was no less than $197 per metric ton of goods produced. The Lingshi Transfer Agreement also included a bonus of 300,000 shares of the Company’s common stock if Lingshi Magnesium’s revenues for the 12 month period ended September 30, 2012 were no less than $17.9 million and its EBITDA was no less than $197 per metric ton of goods produced. The RMB value of the purchase price was the same as the amount discussed in November 2010.  The U.S. dollar value had decreased by approximately $200,000 as a result of an increase in the RMB exchange rate.

At the February 14, 2011 Board meeting at which all directors were present in person or by telephone, Mr. Huang made a presentation regarding the current status of the magnesium market in China, the production status of each of the Company’s magnesium facilities (including Lingshi Magnesium and Golden Trust and worldwide magnesium demand projections). Dr. Wang then reported that negotiations regarding the Lingshi Transfer Agreement were ongoing and that a framework for an acquisition agreement for Golden Trust had been established and that a draft agreement would be circulated to the Audit Committee for its consideration.

At the February 14, 2011 Board meeting, at which all directors were present, Dr. Wang provided an updated report on the Company’s discussions to acquire Lingshi Magnesium and Golden Trust. At the conclusion of this meeting, the Board determined to adopt a resolution to appoint the Audit Committee to oversee the process of obtaining, reviewing and analyzing due diligence materials regarding the proposed acquisition of Lingshi Magnesium and Golden Trust (the “Proposed Transactions”), and granted the Audit Committee the authority and power to (i) represent the interests of our company and shareholders (other than Messrs. Huang and Tong) in connection with the Proposed Transactions , (ii) lead and manage the negotiations of the terms and conditions of the Proposed Transactions and delegate as it deems appropriate in connection with such negotiations, particularly where there is no proposed conflict, (iii) determine whether the Proposed Transactions are advisable and in the best interests of our company and its shareholders (other than Messrs. Huang and Tong), (iv) if the Audit Committee deems appropriate, reject the Proposed Transactions, in which event the Board would not consider or take action on the Proposed Transactions, and (v) recommend to the full Board what other action, if any, should be taken by our company with respect to the Proposed Transactions. The Audit Committee was comprised of Messrs. Barnes, Steiner, Wasserman and Dr. Shen (each of Messrs. Barnes, Steiner, Wasserman and Dr. Shen having been determined by the Board as being “independent” of Lingshi Magnesium and Golden Trust and disinterested from the Proposed Transactions). No member of the Audit Committee is entitled to a fee related to the Proposed Transactions other than their regular compensation as members of the Board and the Audit Committee.

After the conclusion of the Board meeting, the Audit Committee met on February 14, 2011 to discuss the possibility of acquiring Golden Trust and agreed to move forward with negotiations and due diligence.

On February 14, 2011, the Audit Committee had asked that Andrew Wang, Executive Vice President and Chief Financial Officer, Lazarus Rothstein, Executive Vice President, General Counsel and Secretary and Katie Zhao, Vice President of Business Development, meet with and assist the Audit Committee with regard to the Lingshi Transfer Agreement and the proposed Management Agreement with Messrs. Huang and Tung. The Audit Committee requested management’s assistance because, they considered that such additional assistance was necessary in their consideration of the Transfer Agreement and the Proposed Transactions. The Audit Committee and these individuals discussed any potential conflicts of interest in light of their roles as an officer of our company. As these individuals are “independent” of Golden Trust, Lingshi Magnesium and their shareholders and disinterested from the Proposed Transactions, the Audit Committee concluded that it was appropriate for these individuals to meet with and assist the Audit Committee with regard to the Transfer Agreement and the Proposed Transactions.

On February 14, 2011, the Audit Committee, discussed the need for outside legal counsel with Mr. Rothstein and determined that Mr. Rothstein, along with John Zhao, the General Manager of the Company’s CDI Shanghai Management subsidiary who is a Chinese lawyer could act as legal advisors to the Audit Committee and our company in connection with the Proposed Transactions.  Mr. Rothstein advised the Audit Committee with respect to their director duties under Florida law and the requirements and potential thresholds for shareholder approval in connection with the proposed acquisition of Lingshi Magnesium.

On February 14, 2011, the Audit Committee discussed whether it should engage an independent financial advisor to assist the Audit Committee in, among other things, evaluating the potential benefits and risks associated with pursuing the Proposed Transactions. The Audit Committee determined that since the purchase price of the proposed targets was largely based on their respective net shareholder equity, the input and experience of Dr. Wang, Mr. Wang, who is a Certified Public Accountant and holds a Masters Degree in Business Administration and Ms. Zhao, who holds Masters Degree in Business Administration, it would rely on the input from these individuals in addition to the due diligence materials and other information provided by management, Lingshi Magnesium and Golden Trust in evaluating the Proposed Transactions.  In addition, Dr. Wang indicated that the Company would obtain an appraisal of Lingshi Magnesium property, plant and equipment to confirm the value of these assets included in Lingshi Magnesium’s financial statements.

Following the February 14, 2011 Audit Committee meeting, representatives of our company and Golden Trust held a telephonic meeting to discuss and commence the process of providing due diligence materials to be made available to our company. Beginning in mid February 2011 we began the Company’s legal, financial and accounting due diligence review of Golden Trust, and were provided with electronic copies of various due diligence information.

Dr. Wang and Messrs. Huang and Tung met during late February 2011 and early March 2011, to discuss the Company’s potential acquisition of Golden Trust. At this meeting, the parties discussed the underlying assumptions for valuation methodologies for each company for purposes of determining the consideration to be paid, and Dr. Wang made his initial proposed valuation of RMB 75.0 million ($11.5 million) for Golden Trust. The proposed valuation was based on Golden Trust’s net shareholder equity as of March 31, 2011. In conjunction with the valuation proposal, Dr. Wang proposed acquisition consideration of $11.5 million consisting of (i) $9.2 million by issuing 7,384,615 shares of the Company’s common stock valued at $1.25 per share, representing approximately 21% of our company’s outstanding common stock, and (ii) $2.3 million cash consideration. Dr. Wang discussed his proposed valuation and the alternative valuation methodologies that could be used to value Golden Trust’s business. These alternative valuation methodologies included Lingshi Magnesium’s projected earnings, cash flow and net book value. The parties agreed to reconvene for further valuation discussions after both had conducted further analysis on the alternative valuation methodologies and Dr. Wang consulted with the Audit Committee.

On March 31, 2011, the Audit Committee reviewed due diligence materials provided by Golden Trust and various reports and analysis prepared by the Company’s management.  Dr. Wang who attended portions of the meeting suggested that the Audit Committee visit the Golden Trust production facility located in Xiaoyi City, Shanxi Province, China in conjunction with the Company’s April 22, 2011 annual meeting of shareholders held in Shanghai, China.

In late April 2011, Messrs. Steiner and Wasserman and Dr. Shen visited Golden Trust’s magnesium production facilities and Mr. Huang’s administrative offices in Taiyuan, China where he oversees the operations of all the Company’s magnesium operations as well as the operations of Lingshi Magnesium and Golden Trust.

Following the receipt of drafts of the Transfer Agreements on May 12, 2011, the Audit Committee met on May 31, 2011 to consider, among other things, recent developments with respect to the proposed acquisition of Lingshi Magnesium and Golden Trust, including the proposed purchase price, further valuation issues in connection with the assets of Golden Trust and Lingshi Magnesium, establishment of performance targets, and the required shareholder approval threshold for the issuance of the Company’s stock. Dr. Wang and Mr. Rothstein were also in attendance.

Based on the February 2011 and March 2011 discussions noted above, I Golden Trust Transfer Agreements provided for, among other things, the acquisition by our company of all the outstanding common stock of Marvelous Honor which owns a 72.5% interest in Golden Trust and the remaining 27.5% interest from Baotou Changxin, as trustee in consideration for which the Golden Trust Holders would receive RMB 75 million (approximately $11.5 Million) (i) $9.2 million by issuing 7,384,615 shares of the Company’s common stock valued at $1.25 per share, and (ii) $2.3 million cash consideration, $1.15 million to be paid within 15 business days of the closing of the proposed transactions and $1.15 million to be paid within 15 days after completion of transfer of title of the interests of the Golden Trust Holders.

The equity transfer agreement for Lingshi Magnesium provided for, among other things, the acquisition by the Company’s 80% owned subsidiary, Ruiming Magnesium of a 100% interest in Lingshi Magnesium from Yiwei Magnesium, a company owned or controlled by Mr. Huang, for RMB 112 million (approximately $17.2 million).  Under the terms of the proposed agreement CDI China would pay 80% of the Lingshi Purchase Price or $13.8 million as follows (i) $4.8 million by issuing 3,859,692 shares of the Company’s common valued at $1.25 per share; (ii) $4.2 million by assignment of the Company’s interest in Excel Rise; and (iii) $4.8 million in cash consideration, $2.4 million to be paid within 15 business days of the closing of the Proposed Transactions and $2.4 million to be paid within 15 days after completion of transfer of title of the interests of Yiwei Magnesium.  Pine Capital which owns the 20% non-controlling interest in Ruiming Magnesium will pay approximately $3.4 million in cash for a 20% interest in Lingshi Magnesium. The RMB value of the purchase price was the same as the amount discussed in January 2011.  The U.S. dollar value had increased by approximately $200,000 as a result of a decrease in the RMB exchange rate. Further, as a result of a decrease in the price of our common stock from $1.30 to $1.25, the number of shares to be issued increased from 3,653,846 to 3,859,692. All other terms and conditions of the draft agreements discussed in January remained substantially the same.

After the May 31, 2011 meeting, Dr. Wang scheduled a meeting for June 29, 2011 between the members of the Audit Committee and Dr. Wang to further discuss the potential acquisition of Golden Trust and Lingshi Magnesium.

On June 22, 2011, Dr. Wang provided the Audit Committee with, among other things, updated information on the history of the magnesium industry’s production and management’s expectations, an overview of Dr. Wang’s June 2001 meeting with Messrs. Huang and Tung regarding the proposed acquisitions of Lingshi Magnesium and Golden Trust and the consolidation of management, sales and accounting for the entire Magnesium segment, a proposed three year employment agreement with Messrs. Huang and Tung providing for an annual salary of RMB 2.4 million (approximately $370,000) for Mr. Huang and RMB 1.2 million (approximately $185,000) for Mr. Tung and restricted stock awards based on production benchmarks to be agreed on.

On July 29, 2011, the Audit Committee held a meeting to discuss, among other things, recent developments with respect to the drafts of the Transfer Agreements and the Management Agreement. Dr. Wang, Mr. Rothstein and Ms. Zhao were also in attendance.

As a result of the reduction in the market price of the Company’s common stock, Mr. Huang and Dr. Wang discussed revising the price per share of the Company’s common stock from $1.25 per share to $1.00 per share which would increase the number of shares from 7,384,615 to 9,230,769 under the Golden Trust Transfer Agreements. With respect to the Lingshi Magnesium Transfer Agreement, the cash would decrease from $4.8 million to $2.4 million and increase the amount payable in shares from $4.8 million to $7.2 million which along with the change in the price per share of the Company’s common stock from $1.25 per share to $1.00 per share which would increase the number of shares from 3,859,692 to 7,236,923. In addition, the initial idea of the hold back of a portion of the purchase price was replaced with a purchase price adjustment clause that would reduce the purchase price if Golden Trust’s stockholder equity was less than the amounts included in its June 30, 2011 unaudited balance sheet. All other terms and conditions of the draft agreements previously discussed, including the $11.5 million purchase price for Golden Trust and the $13.8 million purchase price for Lingshi Magnesium remained substantially the same.

At the meeting, Dr. Wang and Ms. Zhao also made a presentation with respect to their financial analysis of the potential acquisition of Golden Trust and Lingshi Magnesium. Dr. Wang and Ms. Zhao exited the meeting following their presentation. In addition, the Audit Committee reviewed revenue and expense projections for Golden Trust and Lingshi Magnesium with members the Company’s management in order to validate the valuation of these companies.

On August 11, 2011 Mr. Rothstein provided the Audit Committee with an overview and analysis of the key terms of the proposed draft Transfer Agreements and Management Agreement.

On August 12, 2011, the Audit Committee held a telephonic meeting to discuss, among other things, recent developments with respect to the Proposed Transactions, the draft Transfer Agreements and the Management Agreement. Mr. Rothstein was also in attendance along with Dr. Wang and Mr. Wang., who was present for portions of the meeting.  As a result of the reduction in the market price of the Company’s common stock and his discussion with Messrs. Huang and Tung regarding its effects on the proposed purchase price for Golden Trust and Lingshi Magnesium, Dr. Wang recommended that the Audit Committee consider including a trailing 10 day price formula for purposes of determining the number of shares of the Company’s common stock that it would issue in exchange for the Transfer Shares.  Using this formula, the revised price per share of the Company’s common stock assuming the Transfer Agreements were signed on August 12, 2011 would be reduced to $0.90 per share from $1.00 per share previously discussed.

After receiving the appraisal of Golden Trust’s assets, Messrs. Huang and Tung and Dr. Wang discussed revising the purchase price to reconcile the initial valuation based on net shareholder equity on book value.  Messrs. Huang and Tung adjusted their proposal for the sale of Golden Trust as follows: (i) from RMB 75.0 million (approximately $11.7 million) to RMB 81.0 million (approximately $12.6 million) with the increase in purchase price payable in shares of the Company’s common stock.  The proposed revised purchase price was derived as follows:  RMB 75.0 million reflecting the August 12, 2011 appraised value of Golden Trust’s fixed assets and up to RMB 6.0 million reflecting certain net assets (total current assets less total liabilities as of the end of the month prior to the month in which the closing takes place). If net other assets exceed RMB 6.0 million, Golden Trust will distribute to its then shareholders current assets in an amount equal to such excess.  The parties to the Golden Trust Transfer Agreements will agree on the specific assets to be included in net other assets and the assets that Golden Trust may distribute.

In addition, the Audit Committee discussed with Mr. Wang certain tax implications to our company of the Proposed Transactions, none of which had a material impact.

After Dr. Wang and Mr. Wang left the meeting, Mr. Rothstein reviewed with the Audit Committee its fiduciary duties with respect to approval of the Transfer Agreements and the Management Agreement. Mr. Rothstein also discussed certain risks associated with these agreements and the rationale for entering into them, including a discussion of the factors described in the section of this proxy statement entitled "Reasons for the Share Transfer; Recommendation of the Audit Committee and the Board."

On August 23, 2011, the Audit Committee held a meeting to discuss, among other things, recent developments with respect to the draft Transfer Agreements and Management Agreement. Mr. Rothstein was also in attendance along with Dr. Wang who was present for portions of the meeting.  As a result of the August 12, 2011 appraisal report of Shanxi Mingda Assets Appraisal Co., Ltd (the “Mingda Appraisal”) reflecting an appraised value of the fixed assets of Golden Trust of RMB 74.5 million (approximately $11.7 million) that resulted in an increase in the net book value of Golden Trust’s fixed assets of RMB 24.8 million (approximately $3.9 million), Dr. Wang discussed revising the Golden Trust purchase price. Dr. Wang recommended increasing the purchase price for Golden Trust from RMB 75.0 million (approximately $11.7 million) to RMB 81.0 million (approximately $12.7 million) to reflect the RMB 75.0 million appraised value of Golden Trust’s fixed assets and up to RMB 6.0 million reflecting certain net assets with the increase in purchase price payable in shares of the Company’s common stock. In addition, the U.S. dollar value of the purchase price had increased by approximately $180,000 as a result of a decrease in the RMB exchange rate.

With respect to the purchase price for Lingshi Magnesium, the U.S. dollar value had increased by approximately $215,000 as a result of a decrease in the RMB exchange rate and, as a result of a decrease in the price of our common stock from $1.00 to $0.95 and a $500,000 increase in the valuation of Excel Rise, the number of shares to be issued decreased by approximately 13,000 shares. All other terms and conditions of the agreement to acquire Magnesium discussed in July 2011 remained substantially the same.

On August 25, 2011, Mr. Rothstein provided the Audit Committee with revised drafts of the Transfer Agreements, the Management Agreement and a summary of the proposed changes.  The revised agreements reflected further discussions between Dr. Wang and Mr. Huang which included a revision to the cash and stock components of the Lingshi Magnesium purchase price by reducing the amount of cash from RMB 29.8 million (approximately $4.7 million) to RMB 15.7 million (approximately $2.45 million) with a corresponding increase in the amounts payable in shares of the Company’s common stock. All other terms and conditions of the agreement to acquire Magnesium previously discussed and presented to the Audit Committee remained substantially the same.

On August 28, 2011, Dr. Wang and Messrs. Huang and Tung met to discuss open deal terms for a potential acquisition of Golden Trust by our company and the valuation of Golden Trust proposed by Mr. Huang. At this meeting, the parties agreed to value Golden Trust at $12.7 million, which represented approximately 10,875,144 shares of our company's common stock, based on a stock price of $.95 per share. In addition, the parties agreed to reduce the purchase price in the event that the “net other assets” (defined as total current assets less total liabilities) of Golden Trust set forth on a post-closing balance sheet of Golden Trust were less than approximately $940,000. Also, in the event that net other assets as of the post closing balance sheet exceeded approximately $940,000, then the purchase price would be increased by such amount. Dr. Wang agreed to present these terms to the Audit Committee for its consideration.  All other terms and conditions of the draft agreements previously discussed and presented to the Audit Committee remained substantially the same.

On August 29, 2011, the Audit Committee, by unanimous written consent voted to adopt resolutions:

·	approving the Company’s entering into the Transfer Agreements and Management Agreement;

·	recommending that the Board approve the Transfer Agreements and Management Agreement;

·
recommending that the Board recommend that the Company’s shareholders approve the Proposed Transactions (including the issuance of the Company’s common stock) pursuant to the terms of the Transfer Agreements and Management Agreement; and

·
giving Dr. Wang, working with Mr. Rothstein, the Company’s general counsel, the authority to finalize and make all final decisions with regard to the finalization of the Transfer Agreements and Management Agreements and the ancillary documents contemplated therein.

Immediately following the Audit Committee’s signing the August 29, 2011 written consent, the Board by unanimous written consent voted to adopt resolutions approving and declaring advisable the execution, delivery and performance of the Transfer Agreements, the Management Agreement and the ancillary documents contemplated therein, and determined that the Proposed Transactions were advisable and in the best interests of the Company’s shareholders.

On August 30, 2011, the parties finalized, exchanged and executed copies of all transaction-related documents. On September 6, 2011, we issued a press release announcing the transaction.

On December 19, 2011, the Audit Committee approved amendments to the Transfer Agreements to extend the closing date to February 29, 2012 as the Company was still in the process of obtaining the SEC’s approval of its Preliminary Proxy Statement filed with the SEC on October 18, 2011.  In addition, the Audit Committee approved an amendment to the Marvelous Honor Transfer Agreement to reflect Mr. Jianzhong Ju’s agreement to sell CDI China his 18.39% interest in Marvelous Honor (the “18.39% Ju Interest”) for RMB 10,799,528 (US $ 1,700,713) in cash in lieu of the issuance of 1,787,015 shares of our common stock attributable to this interest and CDI China’s right, but not the obligation, to purchase the 18.39% Ju Interest.

Fixed Assets Appraisal Summaries

In arriving at each of the Lingshi Purchase Price and the Golden Trust Purchase Price, we relied in part upon appraisals of the fixed assets of each of these entities which were prepared for us by independent third party appraisal firms.

Lingshi Magnesium

We retained Shanxi Huaqiang Assets Appraisal Co., Ltd. (“Huaqiang”) to perform an appraisal of Lingshi Magnesium’s fixed assets and provide us with a valuation of those assets.  For the purposes of the appraisal, Lingshi Magnesium’s fixed assets included all buildings, structures, other auxiliary facilities, and equipment used by Lingshi Magnesium in the operation of its business and included in its balance sheet as of June 30, 2011 (the “Lingshi Magnesium Fixed Assets”).  For the purposes of Huaqiang’s engagement, we selected June 30, 2011 as the appraisal date because it was the date closest to the date of the financial statements we used, among other factors, as a basis for determining the purchase price of Lingshi Magnesium.

Huaqiang’s business includes whole enterprise appraisal, appraisal consulting and training, accounting, financial and management consulting, and other asset appraisal related business services.  Its operations are located in Shanxi Province, PRC, which is the province in which Lingshi Magnesium’s’ operations are located.  Its two appraisers are both certified appraisers licensed by the China Asset Appraisal Association.  Huaqiang is an unrelated third party, with no affiliation to either Lingshi Magnesium, Golden Trust or our company, of any of their or our respective officers, directors, employees or agents.  Huaqiang was selected on the basis of its professional experience and non-affiliated relationship to us, Lingshi Magnesium or Golden Trust.

Huaqiang delivered to us an appraisal dated August 4, 2011 that, as of June 30, 2011, and based upon and subject to various assumptions and limitations described in Huaqiang's appraisal, estimated the replacement cost of the Lingshi Magnesium Fixed Assets to be RMB 117,238,762 (approximately $18,352,107) and the appraised value of the Lingshi Magnesium Fixed Assets was RMB 94,227,292 (approximately $14,749,979).

In determining market value, Huaqiang utilized the “Cost Method” to arrive at the market value of the appraised assets.  See “Appraisals–Methodology.”

 We used Huaqiang’s appraisal of the Lingshi Magnesium Fixed Assets to assist us in arriving at the Lingshi Purchase Price. Huaqiang’s appraisal does not address any matters other than the appraised value of the Lingshi Magnesium Fixed Assets as determined by Huaqiang, and does not constitute a recommendation to our board of directors or any shareholder as to how to vote or act in connection with the Share Transfer or any other matter.

In arriving at values included in Huaqiang’s appraisal, the procedures it followed included:

•
collecting historical and current information for each of the fixed assets constituting the Lingshi Magnesium Fixed Assets, and selecting the appropriate appraisal strategy based upon the purpose and object of the engagement;

•	performing due diligence to confirm the existence of each of the fixed assets constituting the Lingshi Magnesium Fixed Assets and determine who owned such asset;

•	inspecting each of the fixed assets constituting the Lingshi Magnesium Fixed Assets;

•	investigating and assessing the condition of the tangible assets through communication with the property manager to assess the operational status of the tangible assets;

•	conducting the market research and price asking quotes under the regulated method;

•	compiling and analyzing the appraisal results to ensure that the appraised value of the appraised assets are calculated using the correct depreciation and market values; and

•	performing such other analyses and considered such other information as Huaqiang deemed appropriate.

In conducting the appraisal, Huaqiang assumed and relied upon the accuracy and completeness of the information reviewed by it and did not assume any responsibility to independently verify or otherwise investigate such information.  Huaqiang’s report was limited to the appraised value of the Lingshi Magnesium Fixed Assets and Huaqiang expressed no view as to, and its report did not address, the fairness (financial or otherwise) of the Lingshi Purchase Price or any other terms of the Share Transfer.  Furthermore, Huaqiang’s report did not address (i) our underlying business decision to consummate or otherwise pursue the Share Transfer, (ii) the merits of the Share Transfer relative to any other acquisition or alternative transaction that was, is or may be available to us or (iii) the prices at which the Company’s common stock may trade at any future time, including following the announcement or consummation of the Share Transfer.

Huaqiang’s appraisal was necessarily based on the assumption that Lingshi Magnesium’s business will be operated after the Share Transfer in substantially the same manner as it was at the time of the appraisal, and the following additional assumptions:

•	related China laws and regulations, national economic, political and social environment will not be materially changed;

•	no human or unforeseeable factors occur or affect Lingshi Magnesium;

•
the Lingshi Magnesium Fixed Assets are owned and used by Lingshi Magnesium for its own business purpose and it will not transfer those assets to any business which is outside Lingshi Magnesium’s current scope of operations;

•
Lingshi Magnesium is operated in its normal course of operations and the particular or specific business/trade patterns have not been considered as affecting the appraised value of the Lingshi Magnesium Fixed Assets; and

•	Lingshi Magnesium complies with all laws and regulations applicable to its business.

Neither we nor Lingshi Magnesium placed any limitations on Huaqiang as to the scope of its investigations to conduct the appraisal.  While we are not aware of any changes in the Lingshi Magnesium Fixed Assets from the valuation date of June 30, 2011, subsequent developments may affect Huaqiang's appraisal and Huaqiang does not have any obligation to update, revise or reaffirm its appraisal.

Fees and expenses paid to Huaqiang

We paid Huaqiang a fee in the amount of RMB 120,000 (approximately $18,800) for its services. No portion of Huaqiang's fee was contingent upon the conclusion reached in its appraisal or the successful completion of the Share Transfer.  We have not retained Huaqiang in the past to provide us with appraisal or advisory services.  Huaqiang may provide appraisal and advisory services to us, other participants in the Share Transfer or certain of their respective affiliates in the future, for which Huaqiang may receive compensation.

Golden Trust

We retained Shanxi Mingda Assets Appraisal Co., Ltd. (“Mingda”) to conduct an appraisal of Golden Trust’s fixed assets and provide us with a valuation of those assets.  For the purposes of the appraisal, Golden Trust’s fixed assets included all buildings, structures, other auxiliary facilities, and equipment used by Golden Trust in the operation of its business and included in its balance sheet as of June 30, 2011 (the “Golden Trust Fixed Assets”).  For the purposes of Mingda’s engagement, we selected June 30, 2011 as the appraisal date (the “Appraisal Date”) because it was the date closest to the date of the financial statements we used, among other factors, as a basis for determining the purchase price of Golden Trust.

Mingda’s business includes enterprise wide appraisal, appraisal consulting and training, accounting, financial and management consulting, and other asset appraisal related business services. Its operations are located in Shanxi Province, China, which is the province in which Golden Trust’s operations are located.  Its two appraisers are both certified appraisers licensed by the China Asset Appraisal Association.  Mingda is an unrelated third party, with no affiliation to Golden Trust or our company, of any of our or their respective officers, directors, employees or agents. Mingda was selected on the basis of its professional experience and non-affiliated relationship to us and Golden Trust.

Mingda delivered to us an appraisal dated August 12, 2011 that, as of June 30, 2011, and based upon and subject to various assumptions and limitations described in Mingda's appraisal, estimated the market value of the Golden Trust Magnesium Fixed Assets to be RMB 74,501,500 (approximately $11,662,179) reflecting an increase of RMB 24,793,200 (approximately $3,881,032) over the RMB 49,708,300 (approximately $7,781,146) book value of the Golden Trust Fixed Assets.

In determining market value, Mingda utilized the “Cost Method” to arrive at the market value of the appraised assets.  See “Appraisals –Methodology.”

We used Mingda’s appraisal of the Golden Trust Fixed Assets to assist us in arriving at the Golden Trust Purchase Price. Mingda’s appraisal does not address any matters other than the appraised value of the Golden Trust Fixed Assets as determined by Mingda and does not constitute a recommendation to our board of directors or any shareholder as to how to vote or act in connection with the Share Transfer or any other matter.

In arriving at values included in Mingda’s appraisal, the procedures it followed included:

•
collecting historical and current information for each of the fixed assets constituting the Golden Trust Fixed Assets, and selecting the appropriate appraisal strategy based upon the purpose and object of the engagement;

•	performing due diligence to confirm the existence of each of the fixed assets constituting the Golden Trust Fixed Assets and determine who owned such asset;

•	inspecting each of the fixed assets constituting the Golden Trust Fixed Assets;

•	investigating and assessing the condition of the tangible assets through communication with the property manager to assess the operational status of the tangible assets;

•	conducting the market research and price asking quotes under the regulated method;

•	compiling and analyzing the appraisal results to ensure that the appraised value of the appraised assets are calculated using the correct depreciation and market values; and

•	performing such other analyses and considered such other information as Mingda deemed appropriate.

In conducting the appraisal, Mingda assumed and relied upon the accuracy and completeness of the information reviewed by it and did not assume any responsibility to independently verify or otherwise investigate such information.  Mingda’s appraisal was limited to the appraised value of the Golden Trust Fixed Assets and Mingda expressed no view as to, and its appraisal did not address, the fairness (financial or otherwise) of the Golden Trust Purchase Price or any other terms of the Share Transfer.  Furthermore, Mingda’s appraisal did not address (i) our underlying business decision to consummate or otherwise pursue the Share Transfer, (ii) the merits of the Share Transfer relative to any other acquisition or alternative transaction that was, is or may be available to us or (iii) the prices at which the Company’s common stock may trade at any future time, including following the announcement or consummation of the Share Transfer.

Mingda’s appraisal was necessarily based on the assumptions that Golden Trust’s operation and management level, the business scope and directors remain the same after the Share Transfer, the applicable interest rate, tax rate and currency ratio will not be materially changed, as well as on the following additional assumptions:

•	related China laws and regulations, the national economic, political and social environment will not be materially changed and no human irresistible or unforeseeable factors happen to Golden Trust;

•	the comptroller and officers of Golden Trust are competent;

•	Golden Trust follows all relevant Chinese laws and regulations; and

•	Golden Trust’s accounting principles in the future will remain the same.

Neither we nor Golden Trust placed any limitations on Mingda as to the scope of its investigations to conduct the appraisal.  While we are not aware of any changes in the Golden Trust Fixed Assets from the valuation date of June 30, 2011, subsequent developments may affect Mingda's appraisal and Mingda does not have any obligation to update, revise or reaffirm its appraisal.

Fees and expenses paid to Mingda

We paid Mingda a fee in the amount of RMB 70,000 (approximately $11,000) for its services. No portion of Mingda's fee was contingent upon the conclusion reached in its appraisal or the successful completion of the Share Transfer.  We have not retained Mingda in the past to provide us with appraisal or advisory services.  Mingda may provide appraisal and advisory services to us, other participants in the Share Transfer or certain of their respective affiliates in the future, for which Mingda may receive compensation.

Appraisal Methodology

In determining market value, Huaqiang and Mingda utilized the “Cost Method” to arrive at the market value of the appraised assets.  The Cost Method is a business valuation model based on the net asset value of a going concern. In applying the Cost Method to arrive at the appraised value of the Lingshi Magnesium Fixed Assets and the Golden Trust Fixed Assets, the following formulas were used:

Generally, appraised value was determined by multiplying the “replacement cost” for each asset multiplied by the applicable “newness rate”.  Assets were segregated into the following categories (i) machinery and equipment, (ii) vehicles, (iii) electronic equipment, and (iv) buildings and structures.

Machinery and Equipment. The “Replacement Cost” of the machinery and equipment was determined using the following formula: purchase price + freight charges + installation and set up costs + other pre-construction expenses + cost of capital – value added tax.  The components of the Replacement Cost formula for machinery and equipment were as follows:

1)
Purchase Price. For domestic manufactured and designed machinery and equipment, the Replacement Cost was determined by the price obtained from the manufacturer or a trading company which sells the machinery and equipment and with reference to the “2011 Mechanic and Electronic Products’ Price”, other related documents, and recent contract prices of similar products.  For imported machinery and equipment, the price of its domestically manufactured comparable replacement was used. If the imported machinery and equipment did not have a domestically manufactured replacement, the recent contract price of similar products was used or a price quote from an import trade agency was obtained.

2)
Freight Costs. Freight cost was determined according to the freight distance between the machinery and equipment user and its seller, the volume, weight and value of the machinery and equipment and the delivery method used to transport it.

3)
Installation and Set Up Costs. Installation and set up costs were determined based on how the machinery and equipment was set up and installed at Golden Trust’s facility plus standard industry charges.

4)	Other Pre-construction costs. Amounts included in the Chinese national construction charge guidance were used for these amounts.

5)	Cost of Capital. The cost of capital over the period of time estimated to replace the machinery and equipment was determined using the estimated interest rate for borrowing on the Appraisal Date.

Vehicles. The “Replacement Cost” of the vehicles was determined using the following formula: Purchase price + Tax Cost + Other Costs.  The components of the Replacement Cost formula for vehicles were as follows:

The “purchase price” was determined by the market price at the Appraisal Date based on advertised prices for such vehicles.

The “Tax Cost” was computed as follows: Tax Cost = (Purchase Price/117%) X applicable vehicle purchase tax rate.

“Other Costs” were determined by reference to local vehicle pricing standards.

Electronic Equipment. The “Replacement Cost” for standard and ordinary electronic equipment, Replacement Cost was determined by reference to current market prices for similar equipment. If the electronic equipment was actively traded in the used market, then the used market price was used directly as the Replacement Cost.

Building and Structures. The “Replacement Cost” for building and structures was determined using the following formula:

Replacement Cost = Comprehensive construction cost + other Pre-construction Expenses + Cost of capital.

For large, important and valuable buildings, the comprehensive construction cost was calculated based on construction costs and installation costs evaluated based on local construction costs based on standard construction methods.

The Pre-construction Expenses were determined based on local estimated construction charges.

Cost of capital was evaluated by the construction period and the loan interest rate on the Appraisal Date.

For simple and less valuable buildings, Replacement Cost was calculated by the unit construction cost.

Newness Rate. The “newness rate” was determined using the following formula:

The newness rate (Ratio of Remaining Useful Life %) used for the machinery and equipment was calculated as follows: Theoretical newness rate (Ratio of Remaining Useful Life %) = (economic useful life – used life)/economic useful life X 100%. In some cases, the following alternative formula was used: investigated newness rate X η1 + newness rate (Ratio of Remaining Useful Life %) evaluated by useful life method X η2.

The newness rate (Ratio of Remaining Useful Life %) used for vehicles was determined based on current vehicle scrapping standard, mileage method, and usage year’s method respectively. The lowest was used as the newness rate (Ratio of Remaining Useful Life %).

The theoretical newness rate (Ratio of Remaining Useful Life %) used for electronic equipment was determined as follows: Theoretical newness rate (Ratio of Remaining Useful Life %) = (economic useful life – used life)/economic useful life X 100%.

The “Comprehensive Newness Rate” (Ratio of Remaining Useful Life %) used for important and valuable buildings and structures and was determined by investigation and the general application of the following formula: investigated newness rate X η1 + newness rate (Ratio of Remaining Useful Life %) evaluated by useful life method X η2.

The Newness rate (Ratio of Remaining Useful Life %) used for simple and less valuable buildings was evaluated by useful life method = Remaining useful life/(Remaining useful life + used life) X 100%.

Reasons for the Share Transfer

In developing its recommendation to the shareholders to vote in favor of the proposed issuance of the China Direct Shares pursuant to the Transfer Agreements and Management Agreement, the Board considered many factors, including the positive and negative factors described elsewhere in this proxy statement and concluded that adoption of the Proposal is advisable and in the best interests of the Company and the Company's shareholders. In particular, the Board, the Audit Committee comprised solely of disinterested directors and the Company's management considered a variety of factors, including, but not limited to:

·
Lingshi Magnesium and Golden Trust are in the business of producing pure magnesium and will provide the Company with additional production capacity and a wider base of customers to further grow the magnesium segment;

·
that additional production capacity would enable the Company to consistently deliver larger quantities of magnesium thereby enhancing its position in the magnesium industry and with its larger customers who seek a stable and reliable source of supply;

·
management’s expectation that magnesium prices will begin to rise as worldwide demand from the global aerospace, automotive and consumer electronics sectors fuel additional demand for magnesium ingots and other lightweight metals that are made with magnesium;

·	expected improved cash flows as a consequence of expected top line revenue growth attributable to the revenues from Golden Trust and Lingshi Magnesium;

·
that the cost synergies and economies of scale that the Company expects will enhance its sales and administrative efforts in its Magnesium segment and reduce its expenses relative to the size of its revenue levels and asset base in this segment;

·
that the barriers to entry into magnesium production in China are high due to the high costs to acquire land use rights and construction and the difficulties in obtaining the necessary government approvals to engage in magnesium production, including required environmental permits;

·
the Lingshi Purchase Price was based on the stockholders equity of Lingshi Magnesium as of June 30, 2011, an appraisal of its property, plant and equipment as of June 30, 2011 and is subject to certain adjustments at closing if the stockholders’ equity as of the end of the month prior to the closing is less than stockholders equity as of June 30, 2011;

·
the Golden Trust Purchase Price was based on the appraised value of the property, plant and equipment of Golden Trust as of June 30, 2011 and tangible assets to be identified by the parties at closing;

·	In evaluating the China Direct Share price of $0.95 per share, the Board:

·
viewed the market price of the Company’s common stock as a reasonably accurate indicator of what a willing buyer would pay to a willing seller, neither one of whom is under any compulsion to buy or sell, after considering such factors as their estimate of the Company’s value as a whole, its earnings and performance history, its prospects, the prospects of the industry as a whole, an assessment of the Company’s management, and other factors that typically bear on a common stock purchase or sale decision;

·
determined that an average closing price of the China Direct common stock over a period of time prior to the execution of the Transfer Agreements, rather than the closing price as of a specified date, would more accurately represent the current value of the China Direct common stock;

·
concluded that the price of the Company’s common stock equal to the trailing average of the closing price of the common stock for the 10 day period from August 15, 2011 to August 26, 2011 was an appropriate indication of the fair market value for the Company’s common stock; and.

·
in determining the China Direct Share price, the Board considered that, during such 10-day period, the Company’s trailing average closing price was $0.95 per share and the Company’s common stock had high and low trading prices of $1.08 and $0.85 per share, respectively, and high and low closing prices of $1.05 and $0.86 respectively.

·
the Company’s ability to use its securities and other non-cash assets as currency to acquire the Transfer Shares and the Transfer Companies would not have a significant impact on the Company’s working capital and enables us to preserve capital to fund current and future business operations.

China Direct believes these actions create value for its shareholders while providing a firm foundation for future growth and value enhancement.

Why We are Seeking Shareholder Approval

We are seeking shareholder approval to issue the China Direct Shares in the Share Transfer because the Company’s common stock is listed on the Nasdaq Global Market and the nature and size of the proposed Share Transfer subjects us to the shareholder approval requirements of Rule 5635(a) of The Nasdaq Stock Market (the “Nasdaq Rule”).

The full text of the applicable portions of the Nasdaq Rule is as follows:

(a)           Acquisition of Stock or Assets of Another Company

Shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if:

(1)           where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash:

(A)           the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

(B)           the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or

(2)           any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more.

(b)           Change in Control

Shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company.

Under the Nasdaq Rule, we must obtain shareholder approval to issue the China Direct Shares in the Share Transfer because (a) the number of China Direct Shares we propose to issue in the Share Transfer will exceed 20% of the number of issued and outstanding shares immediately before the Share Transfer, (b) the Holders include related parties and the Company’s issuance of the China Direct Shares in the Share Transfer will result in an increase of 5% or more of the Company’s outstanding shares and (c) the Share Transfer could result in a change in control under the Nasdaq Rule.

Recommendations of the Audit Committee and the Board

The Board authorized the Audit Committee, consisting of David Barnes, Sheldon Steiner, Phillip S. Shen, Ph.D. and Adam Wasserman, to evaluate and negotiate the Transfer Agreements and the Management Agreement in consultation with management of the Company and its general counsel. The Audit Committee:

·
Determined that the Transfer Agreements and Management Agreement, the performance by the Company of its obligations thereunder, including issuance of the China Direct Shares and consummation of the Share Transfer and execution of the Management Agreement, are advisable and in the best interests of the Company and all of its shareholders and unanimously authorized, adopted and approved issuance of the China Direct Shares under each of the Transfer Agreements and Management Agreement, the performance by the Company of its obligations thereunder and the consummation of the Share Transfer;

·	Unanimously recommended that the Board approve and authorize the Transfer Agreements and Management Agreement, the Share Transfer and issuance of the China Direct Shares; and

·	Unanimously recommended that the Board recommend that the Company's shareholders approve the issuance of the China Direct Shares pursuant to the Transfer Agreements and the Management Agreement.

In reaching these conclusions, the Audit Committee consulted with management of the Company and its general counsel, and considered many factors, including, without limitation, the following, each of which they believed supported their decision:

·
The Audit Committee's familiarity with the Company's business, operations, assets, business strategy and competitive position and the nature of the magnesium industry, industry trends, and economic and market conditions, both on a historical and on a prospective basis;

·	The expected improved cash flows as a consequence of expected top line revenue growth attributable to the increased revenues from Golden Trust and Lingshi Magnesium;

·
Management's view that the Share Transfer would enhance the Company's position in the magnesium industry generally and that after the Share Transfer the Company is expected to become one of the largest magnesium producers in China with annual production capacity of 82,000  metric tons of magnesium and 10,000 tons of magnesium powder;

·
The Company's ability to use the China Direct Shares as currency to acquire the Transfer Companies, compared to the cost and availability of debt or other forms of capital that would be required for the Company to achieve the same expansion of its magnesium business;

·	Historical and current information concerning the Company's magnesium business, including trends in financial performance, financial condition, operations and competitive position;

·
The opportunity for the Company's shareholders to participate in the potential future value of the Company, and as a result of such inclusion the belief of the Audit Committee that the Company is positioned to grow faster as a result of the Share Transfer than without the Share Transfer;

·	The Audit Committee's review of the structure of the Share Transfer and the financial, legal and other terms of the Transfer Agreements;

·	The requirement that the Company obtain shareholder approval as a condition to issuance of the China Direct Shares;

·	The fact that the Audit Committee considered, reviewed and evaluated the terms of the Transfer Agreements and Management Agreement independently from the Board and management;

·	The economies of scale that the Company expects will permit the Company to reduce its expenses relative to the size of its revenue levels and asset base;

·
management’s expectation that magnesium prices will begin to rise as worldwide demand from the global aerospace, automotive and consumer electronics sectors fuel additional demand for magnesium ingots and other lightweight metals that are made with magnesium;

·
that the Share Transfer would enable the Company to consistently deliver large quantities of magnesium thereby enhancing its position in the magnesium industry and with its larger customers who seek a stable and reliable source of supply;

·
that the cost synergies and economies of scale that the Company expects will enhance its sales and administrative efforts in its Magnesium segment and reduce its expenses relative to the size of its revenue levels and asset base in this segment; and

·
that the barriers to entry into magnesium production in China are high due to the high costs to acquire land use rights and construction and the difficulties in obtaining the necessary government approvals to engage in magnesium production, including required environmental permits.

In addition, the Audit Committee was aware of and considered that certain individuals, including the Company's directors and executive officers, may have interests with respect to the Share Transfer that may differ from, or may be in addition to, their interests as shareholders of the Company, described in the section of this proxy statement entitled "Interest of Certain Persons in Matters to be Acted Upon."

In the course of their deliberations, the Audit Committee also considered a variety of risks and other potentially negative factors concerning the Share Transfer, including the following:

·
The fact that the China Direct Shares will constitute approximately 32.7% of the Company’s issued and outstanding common stock following completion of the Share Transfer and, accordingly, the significant influence the Holders would have over the Company's corporate governance;

·	The issuance by the Company of up to 17,841,627 Shares which will result in dilution to the Company’s shareholders;

·	The risk that the Share Transfer might not be completed in a timely manner or at all due to failure to obtain shareholder approval under the Nasdaq Rule;

·	If the Share Transfer is not completed, the potential adverse effect of the public announcement of the termination of the Transfer Agreements on the Company's business;

·	The possible volatility, at least in the short term, of the trading price of the common stock resulting from the announcement and pendency of the Share Transfer;

·
The fact that the financial and strategic benefits expected to be achieved by the Share Transfer might not be obtained on a timely basis or at all, which would have a detrimental impact on the Company's ability to become more profitable and to fund its operating expenses;

·	The interests that certain members of the Board and management have in the issuance of the China Direct Shares and consummation of Share Transfer;

·
The fact that Messrs. Huang and Tung and members of their immediate families will own approximately 30.5% of the issued and outstanding shares of the Company's common stock as of the Record Date on a pro forma basis, (ii) 32.7% of the issued and outstanding shares of the Company's common stock as of the Record Date on a pro forma basis (assuming the award of all shares provided for in the Management Agreement to Messrs. Huang and Tung) and, accordingly, the control these shareholders, if they acted together, would have over the Company's corporate governance; and

·
The fact that Dr. Wang and Messrs. Huang and Tung’s combined, large ownership stake, may make it unlikely for a third party to pursue a strategic transaction with the Company in the future without their consent or participation, including a change of control of the Company, even if such a transaction would generally benefit the Company's shareholders.

The Audit Committee also considered a number of additional risks involved with the Share Transfer which are described under the section of this proxy statement entitled "Risk Factors."

Ultimately, the Audit Committee determined that, considering all of the foregoing factors, the benefits outweighed the risks and other potentially negative factors concerning issuance of the China Direct Shares pursuant to the Transfer Agreements and the Management Agreement and thereby unanimously approved and recommend the Share Transfer to the Board.

The Board based its unanimous determination to approve the issuance of the China Direct Shares in the Share Transfer and pursuant to the Management Agreement on the Audit Committee’s recommendation and unanimously recommended that the Company's shareholders approve the Proposal primarily on the factors that were considered by the Audit Committee described above.

The foregoing discussion of the information considered by the Audit Committee and the Board is not exhaustive, but includes the material factors that the Audit Committee and the Board considered in unanimously approving the issuance of the China Direct Shares pursuant to the Transfer Agreements and Management Agreement and recommending the approval of Proposal No. 1 by the Company's shareholders. In view of the wide variety of factors considered by the Audit Committee and the Board in connection with their evaluation, and the complexity of these factors, the Audit Committee and the Board did not consider it practical to, nor did they attempt to, quantify, rank or otherwise assign any specific or relative weights to the specific factors they considered in reaching their decision. In considering the factors described above, individual directors may have assigned different weights to different factors. The Audit Committee and the Board did not reach any specific conclusion on each factor considered, but instead conducted an overall analysis of the totality of the benefits and risks. The Audit Committee and the Board each discussed the factors described above, including asking questions of senior management and legal and financial advisors, and determined that the issuance of the China Direct Shares pursuant to the Transfer Agreements and the Management Agreement is advisable and in the best interests of the Company and its shareholders.

AFTER CONSIDERATION, INCLUDING CONSIDERATION OF THE UNANIMOUS RECOMMENDATION OF THE AUDIT COMMITTEE, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1 TO ISSUE THE CHINA DIRECT SHARES.

Effect of Issuance of the China Direct Shares in the Share Transfer on Existing Shareholders

Issuance of the China Direct Shares will significantly dilute the common stock ownership of the Company's existing shareholders. Assuming the issuance of the 17,841,627 Shares pursuant to the terms of the Transfer Agreements and Management Agreement, and no other issuances of shares as of the date the Share Transfer is completed, the Company’s existing shareholders, the Holders and recipients of Shares under the Management Agreement would own approximately 69.5% and 30.5%, respectively, of the Company's common stock issued and outstanding as of the Record Date on a pro forma basis, and your ownership will have been diluted by that amount.

Regulatory Approvals

The Company is required to obtain the approval of its shareholders for the issuance of the China Direct Shares to consummate the Share Transfer pursuant to the Nasdaq Rule.  The Nasdaq Rule requires shareholder approval if any director, officer or 5% or greater shareholder has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction(s) and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common stock or voting power of 5% or more.

In addition, shareholder approval is required for an acquisition of stock or assets of another company if the present or potential issuance of common stock or securities convertible into or exercisable for common stock, other than a public offering for cash, may equal or exceed 20% of the voting power or the total shares outstanding on a pre-transaction basis.

Other than compliance with the Nasdaq Rule, and the approval of the Company’s shareholders under the applicable Florida statute regarding the amendment to the Company’s articles of incorporation to change its name as discussed in Proposal No. 2, there are no other regulatory approvals which are necessary to consummate the Transfer Agreements or the Management Agreement.

Dissenter Rights of Appraisal

Under applicable Florida law, the Company's shareholders do not have dissenter’s rights of appraisal in connection with the Proposals to be acted upon at the Meeting.

Material United States Federal Income Tax Consequences of the Share Transfer on the Company's Shareholders

As the Company's shareholders are not receiving any consideration or exchanging any of their outstanding securities in connection with the issuance of the China Direct Shares, it is not expected that the issuance of the China Direct Shares in connection with the Share Transfer will result in the recognition of taxable income by the Company’s shareholders for federal income tax purposes.

Accounting Treatment of the Share Transfer

The Company is the accounting acquirer of each of the Transfer Companies and will allocate the consideration paid for each of the Transfer Companies among the fair value of the assets acquired.

Federal Securities Law Consequences; Resale Restrictions

The China Direct Shares to be issued pursuant to the Transfer Agreements and Management Agreement will be issued in transactions exempt from the registration requirements under Section 5 of the Securities Act, pursuant to Section 4(2) and Rule 506 under Regulation D and/or Regulation S. Therefore, the China Direct Shares will be "restricted securities," and the issuance of the China Direct Shares will not initially be registered under the Securities Act and as such will not be freely transferable. The recipients of the China Direct Shares may not sell their shares of common stock acquired in connection with the Share Transfer except pursuant to:

·	an effective registration statement under the Securities Act covering the resale of those shares; or

·	an exemption under the Securities Act.

Under Rule 144 of the Securities Act, the holders of the China Direct Shares will be permitted to sell their shares of common stock if they satisfy certain requirements of Rule 144, including, to the extent applicable, with respect to a holding period for their shares, and further provided that the Company has made available adequate current public information concerning the Company.

The Transfer Agreements and Management Agreement

The following is a summary of the material terms and conditions of the Transfer Agreements and Management Agreement. This summary may not contain all the information about these agreements that is important to you. This summary is qualified in its entirety by reference to the full text of the Transfer Agreements and Management Agreement attached as Annexes A, B, C and D to, and incorporated by reference into, this proxy statement. You are encouraged to read the Transfer Agreements and Management Agreement in their entirety because they are the legal documents that govern the issuance of the China Direct Shares.

The Transfer Agreements

On August 30, 2011, the Company’s wholly owned subsidiary, CDI China, entered into a series of agreements to acquire a 100% ownership interest in Golden Trust pursuant to the Golden Trust Transfer Agreements and Lingshi Magnesium pursuant to the Lingshi Magnesium Transfer Agreement for an aggregate purchase price of $26,705,070 payable $6,493,047 in cash or proceeds from repayment of the Company’s intercompany loans, $2,210,291 in cash or shares of its common stock, $13,305,647 in shares of its common stock and $4,696,085 by way of assignment of the Company’s interest in its subsidiary, Excel Rise.  The Golden Trust Transfer Agreements and the Lingshi Magnesium Transfer Agreement are discussed below.

Golden Trust Transfer Agreements

On August 30, 2011, we entered into two separate equity transfer agreements covering the transfer to us of 100% of the issued and outstanding capital stock of Golden Trust. We will acquire a 72.5% interest in Golden Trust by acquiring a 100% interest in Marvelous Honor Holdings, Inc. (“Marvelous Honor”) and a 27.5% interest in Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) by acquiring the beneficial ownership interests of Yuwei Huang and Xumin Cui which are held by Baotou Changxin Magnesium Co., Ltd, as Trustee. (“Baotou Chang, as Trustee”).

Marvelous Honor Transfer Agreement

Under the terms of the August 30, 2011 equity transfer agreement, as amended on January 12, 2012 (the “Marvelous Honor Transfer Agreement”), the Company’s wholly-owned subsidiary CDI China, Inc. (“CDI China”) agreed to acquire up to 100% of the issued and outstanding capital stock (the “Marvelous Honor Shares”) of Marvelous Honor Holdings, Inc. (“Marvelous Honor”) from Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang and Xumin Cui (collectively, the “Marvelous Holders”). Marvelous Honor is the owner of 72.5% of the issued and outstanding capital stock of Golden Trust. Lianling Dong is the sister of Kong Tung, a director of our company; Lifei Huang is the daughter of Yuwei Huang, an executive officer and director of our company. Xumin Cui is the husband of Lifei Huang.

Pursuant to the Marvelous Honor Transfer Agreement, the Marvelous Holders agreed to transfer the Marvelous Honor Shares to the Company for a purchase price of $9,192,586, subject to adjustment for “net other assets” discussed below (the “Marvelous Honor Purchase Price”). The purchase price is payable by the Company's issuance to the Marvelous Holders of an aggregate of 7,930,306 Shares (the “Marvelous Honor Acquisition Shares”) and the payment of $1,690,517 in cash to Mr. Ju for his 18.39% (the “18.39% Ju Interest”) in lieu of the issuance of 1,787,015 shares of our common stock attributable to this interest previously included the August 30, 2011 Marvelous Honor Transfer Agreement. Under the terms of the January 12, 2012 amendment to the Marvelous Honor Transfer Agreement, CDI China is not obligated to purchase the 18.39% Ju Interest. One-half of the Marvelous Honor Acquisition Shares are due and payable within 15 business days following the closing of the Marvelous Honor Transfer Agreement and the balance of these shares are due and payable within 15 business days following satisfaction of the conditions described in that agreement (including the delivery of technical information, financial statements and other information).

In the event that the “net other assets” of Golden Trust set forth on a post-closing balance sheet of Golden Trust as of the last day of the month prior to the month in which the closing occurs (the “Golden Trust Balance Sheet”) are equal to or less than approximately $940,000, then the Marvelous Honor Purchase Price shall be reduced by 72.5% of such deficiency; and the Marvelous Holders, exclusive of Mr. Ju, shall pay the amount of any such reduction in the Marvelous Honor Purchase Price by delivery of China Direct Shares having the same value as the reduction. In the event that the “net other assets” of Golden Trust set forth on the Golden Trust Balance Sheet exceeds approximately $940,000, then current assets equal to 72.5% of such amount shall be distributed to the beneficial owners of Marvelous Honor (the selection of the current assets to be distributed is to be determined by the parties). For purposes of the agreement, “net current assets” are defined as Golden Trust’s total current assets less total liabilities, as set forth on the Golden Trust Balance Sheet.  In addition, in the event that any of the current assets of Golden Trust included on the Golden Trust Balance Sheet are impaired, uncollected or written-off within one year of the closing, the Marvelous Honor Purchase Price, exclusive of the portion attributable to Mr. Ju, shall be reduced by 72.5% of such amount, and the Marvelous Holders, exclusive of Mr. Ju, shall pay the amount of any such reduction in the Marvelous Honor Purchase Price by delivery of China Direct Shares having the same value as the reduction.

Consummation of the transactions contemplated under the Marvelous Honor Transfer Agreement is subject to (a) the Company’s acquisition of the 27.5% interest of Golden Trust that is not covered by the Marvelous Honor Transfer Agreement, (b) execution of an amendment to a land lease agreement covering the real estate used by Golden Trust, (c) the Company’s receipt of shareholder approval to issue the China Direct Shares under the Nasdaq Rule and (d) satisfaction of the other conditions precedent described elsewhere in this discussion. The Marvelous Honor Transfer Agreement provides that a closing of the transactions contemplated by the agreement shall take place at a mutually agreeable time and place following satisfaction of the conditions precedent to closing and upon payment of the Marvelous Honor Purchase Price as described in the agreement, but not later than February 29, 2012.

     Baotou Transfer Agreement

Under the terms of the August 30, 2011 equity transfer agreement, as amended on January 12, 2012 (the “Baotou Transfer Agreement”) between CDI China agreed to acquire 27.5% of the issued and outstanding capital stock of Golden Trust from Baotou Changxin Magnesium Co., Ltd., as trustee for Yuwei Huang and Xumin Cui (“Baotou Chang, as Trustee”).

Pursuant to the Baotou Transfer Agreement, Baotou Chang, as Trustee, agreed to transfer the 27.5% beneficial ownership interest of Golden Trust owned by Yuwei Huang and Xumin Ciu to us for a purchase price of $3,486,843, subject to adjustment for “net other assets” discussed below (the “Baotou Purchase Price”). The Baotou Purchase Price is payable $2,348,043 in cash or from the proceeds from an intercompany loan receivable of the Company in such amount and $1,138,801 by the Company’s delivery to Mr. Ciu of 1,203,806 Shares (the “Baotou Transfer Shares”). One-half of the cash portion ($1,174,021) of the Baotou Purchase Price and one-half of the Baotou Transfer Shares (601,903 shares) are due and payable within 15 business days following the closing and the balance of the cash portion of the Baotou Purchase Price and the balance of the Baotou Transfer Shares are due and payable within 15 business days following satisfaction of the conditions described in the transfer agreement (including the delivery of technical information, financial statements and other information).

In the event that the “net other assets” of Golden Trust set forth on the Golden Trust Balance Sheet are equal to or less than approximately $940,000, then the Baotou Purchase Price shall be reduced by 27.5% of such deficiency; and Messrs. Huang and Cui shall pay the amount of any such reduction in the Baotou Purchase Price by delivery of China Direct Shares having the same value as the reduction. In the event that the "net other assets” of Golden Trust set forth on the Golden Trust Balance Sheet exceeds approximately $940,000, then current assets equal to 27.5% of such excess shall be distributed to Messrs. Huang and Cui (the selection of the current assets to be distributed is to be determined by the parties). For purposes of the Baotou Transfer Agreement, “net other assets” are defined as Golden Trust’s total current assets less total liabilities, as set forth on the Golden Trust Balance Sheet.  In addition, in the event that any of the current assets of Golden Trust included on the Golden Trust Balance Sheet are impaired, uncollected or written-off within one year of the closing, the Baotou Purchase Price shall be reduced by 27.5% of such amount, and Messrs. Huang and Cui shall pay the amount of any such reduction in the Baotou Purchase Price by delivery of China Direct Shares having the same value as the reduction.

Consummation of the transactions contemplated under the Baotou Transfer Agreement is subject to (a) the Company’s acquisition of the 72.5% of Golden Trust that is not covered by the Baotou Transfer Agreement, (b) execution of an amendment to a land lease agreement covering the real estate used by Golden Trust, (c) the Company’s receipt of shareholder approval to issue the China Direct Shares under the Nasdaq Rule, and (d) satisfaction of the other conditions precedent described elsewhere in this discussion. The Baotou Transfer Agreement provides that a closing of the transactions contemplated by the agreement shall take place at a mutually agreeable time and place following satisfaction of the conditions precedent to closing and upon payment of the Baotou Purchase Price as described in the agreement, but not later than February 29, 2012.

     Lingshi Magnesium Transfer Agreement

     In order to acquire Lingshi Magnesium, the Company’s 80% owned subsidiary, Taiyuan Ruiming Yiwei Magnesium Co., Ltd. (“Ruiming Magnesium”) entered into an equity transfer agreement on August 30, 2011, as amended on January 12, 2012 (the “Lingshi Transfer Agreement”) to acquire a 100% interest in Lingshi Magnesium (the “Lingshi Shares”) from Taiyuan Yiwei Magnesium Industry Co., Ltd. (“Yiwei Magnesium”). Under the terms of the Lingshi Transfer Agreement, Ruiming Magnesium agreed to acquire the Lingshi Shares from Yiwei Magnesium in exchange for the Company’s payment to Yiwei Magnesium of aggregate consideration of $17,532,051 (the “Total Lingshi Purchase Price”). CDI China will pay 80% of the Total Lingshi Purchase Price of $14,025,641 (the “Lingshi Purchase Price”) and Pine Capital, a company owned by Ms. Lifei Huang, Mr. Huang’s daughter, has agreed to pay Yiwei Magnesium the sum of $3,506,410 in cash. Pine Capital owns the 20% interest in Ruiming Magnesium not owned by the Company.

The Lingshi Purchase Price, which is based on 100% of Lingshi Magnesium’s net stockholder equity reported on Lingshi Magnesium’s financial statements as of June 30, 2011, is payable by:

·	the Company’s payment to Yiwei Magnesium, within 15 business days following the closing, of $2,454,487 in cash or the proceeds from an intercompany loan receivable of the Company in such amount;

·
the Company’s payment to the Yiwei Magnesium, within 15 business days following satisfaction of the conditions described in the Lingshi Transfer Agreement (i.e., delivery of technical information, financial statements and other information), of $2,210,291 in cash or 2,336,460 Shares valued at $0.946 per share;

·
the Company’s payment to the Yiwei Magnesium of $4,664,778 by issuing 4,931,055 Shares valued at $0.946 per share, one-half of which shall be due and payable within 15 business days following the closing and the balance of which shall be due and payable within 15 business days following satisfaction of the conditions described in the Lingshi Transfer Agreement (i.e., delivery of technical information, financial statements and other information); and

·
the Company’s payment to the Yiwei Magnesium, within 15 business days following satisfaction of the conditions described in the transfer agreement (including delivery of technical information, financial statements and other information), of $4,696,085 by the assignment to Yiwei Magnesium of the Company’s ownership interest in Excel Rise.

 The Total Lingshi Purchase Price is subject to adjustment to reflect the difference between the net stockholders’ equity of Lingshi Magnesium set forth on its June 30, 2011 balance sheet and the net stockholders’ equity to be set forth on a balance sheet of Lingshi Magnesium to be delivered within 30 days following the closing. The amount of any increase in net stockholders’ equity shall be paid to Yiwei Magnesium by CDI China and Pine Capital, pro-rata to they paid towards the purchase price. Conversely, the amount of any decrease in net stockholders’ equity shall be paid by Yiwei Magnesium to CDI China and Pine Capital, in the same proportions.

Consummation of the transactions contemplated under the Lingshi Transfer Agreement is subject to (a) the Company’s receipt of shareholder approval to issue the China Direct Shares under the Nasdaq Rule, and (b) satisfaction of the other conditions precedent described elsewhere in this discussion. The equity transfer agreement provides that a closing of the transactions contemplated by the agreement shall take place at a mutually agreeable time and place following satisfaction of the conditions precedent to closing and upon payment of the purchase price as described in the agreement, but not later than February 29, 2012.

     Provisions Common to the Transfer Agreements

Except as set forth above, the provisions of the Transfer Agreements are substantially identical. The following is a description of the provisions common to the Transfer Agreements:

     Exchange Rate

The Transfer Agreements generally provide for the payment of the transfer consideration in Renminbi Yuan (RMB), the official currency of the People’s Republic of China. For purposes of this proxy statement, RMB have been translated into United States Dollars at the official rate of exchange of $US1 = RMB6.3883, as authorized by the China Foreign Exchange Trading Center and published by the People’s Bank of China on August 29, 2011, the day prior to the execution of the Transfer Agreements.

     Value of Shares

For purposes of the Transfer Agreements, the China Direct Shares have been valued at $0.946 per share, the average closing price of the Company’s common stock on the Nasdaq Stock Market during the ten trading day period from August 15, 2011 to August 26, 2011.

     Representations, Warranties and Indemnification

Each of the Transfer Agreements contains limited representations and warranties by the parties. Each of the Transfer Companies and its Holders make representations and warranties about a number of matters including:

·	the absence of third-party consents necessary to consummate the transactions contemplated by the Transfer Agreement;
·	the absence of certain changes to the business or operations or the Transfer Company since the date of its financial statements; and
·	the Transfer Company’s compliance with applicable laws.

In addition, each of the Transfer Agreements contains representations and warranties of the parties to each other on such matters as:

·	Due organization, existence and good standing;
·	Due authorization to enter into and perform the Transfer Agreement;
·	Due authorization of parties’ representatives;
·	Validity of Transfer Agreement and parties’ binding obligations thereunder;
·	Compliance with Chinese laws and regulations on investors in the scope of business operated by the Transfer Company;
·	Compliance of the Transfer Agreement with organizational documents, business licenses, applicable laws, court or regulatory orders and other agreements of the parties;
·	Absence of certain legal proceedings; and
·	The existence of any documents from regulatory authorities that may have a material adverse effect on the Transfer Company or the transactions under the Transfer Agreement.

Each of the Transfer Agreements also contains reciprocal indemnification provisions whereby the parties indemnify each other against damages that may be caused by breaches of representations and warranties. Each of the Transfer Agreements also permits us to offset amounts owed by us under the Transfer Agreement against amounts due to us for the other party’s breach of any of its representations, warranties or covenants under the Transfer Agreement.

     Conditions to Closing

In addition to the conditions precedent to closing described elsewhere in this proxy statement, the Company’s obligations under each of the Transfer Agreements are subject to the satisfaction, at or prior to closing, of the following conditions:

·	The representations and warranties of the Transfer Company and the Holders under the Transfer Agreement were true and correct when made and at the time of closing;
·	The Transfer Company and the Holders shall have performed and/or complied with all of their respective obligations under the Transfer Agreement;
·	The Transfer Agreement shall have been approved by the Company’s shareholders, to the extent required by the rules of the Nasdaq Stock Market;
·	No law, rule, regulation, order or similar edict shall prevent consummation of the Share Transfer; and
·	The Transfer Company and the Holders shall have delivered such documents as are reasonably requested by us to consummate the Share Transfer and associated transfer of assets.

     Post-Closing Operations

The Transfer Agreements also contain provisions providing that operation of the Transfer Companies following the closings shall be conducted in accordance with the provisions of a Management Agreement entered into on August 30, 2011. A description of the Management Agreement is contained elsewhere in this discussion of the Transfer Agreements.

In addition, each of the Transfer Agreements contains post-closing covenants relating to such matters as:

·	The transfer of title to the assets associated with the Share Transfers;
·	Governmental and regulatory filings and notices, and obtaining necessary governmental and regulatory authorizations and consents;
·	Registration of the changes in equity ownership associated with the Share Transfers in accordance with Chinese laws, rules and regulations;
·	Accounting for the assets transferred in connection with the Share Transfers;
·	Tax filings and related payments;
·	Delivery of tax and accounting records;
·	Delivery of corporate books and records;
·	Execution and delivery of supplemental contracts necessary to effectuate the Share Transfers;
·	Cooperation to transition business arrangements to new ownership;
·	Transitioning of employees; and
·	Cooperation to obtain necessary business licenses and registrations.

Each of the Transfer Agreements also contains covenants restricting certain entities and individuals, including Yuwei Huang and Kong Tung, from (a) engaging or investing in businesses that are competitive with the Company’s post-acquisition business operations, as well as (b) interfering with the Company’s employees and customers. These restrictions remain in effect for the term of the Management Agreement and for a period of two years thereafter.

     Affect of the Share Transfer on the Treatment of Stock Options and Equity-Based Awards

The Share Transfer will not result in accelerated vesting or payment of any awards granted under any of the Company’s equity compensation plans or programs.

     Termination of the Transfer Agreements

Each of the Transfer Agreements provides that it may be terminated by us only in the event of a party’s failure to satisfy the conditions precedent to closing. The Transfer Agreements do not contain provisions permitting other parties to terminate the Transfer Agreement.

     Other Provisions of the Transfer Agreements

Each of the Transfer Agreements also provides that:

·
Each party maintain the confidentiality of information disclosed to it by the other party during the term of the Transfer Agreement and for a period of two years thereafter, subject to customary exclusions to the disclosure of confidential information;

·
Force majeure excuses the performance of a party for the duration of the delay and, in the event of force majeure, the parties shall seek an equitable solution to minimize the consequences of the delay;

·
In the event a party breaches the Transfer Agreement, and fails to cure the breach during a 20 day period following notice of the breach, the injured party may file claims for the foreseeable loss caused by the breach;

·	The original Chinese version, and not the English translation, governs the interpretation of the Transfer Agreements;

·	Consummation of the Share Transfers and issuance of the Chain Direct Shares be accomplished in compliance with the Securities Act;

·	The Transfer Agreements be governed by the laws of the Peoples Republic of China; and

·
Disputes, if any, under the Transfer Agreements, be resolved by “friendly consultation,” and in the absence of amicable resolution, by arbitration to be held in Beijing, China, before the China International Economic and Trade Arbitration Commission (“CIETAC”), in accordance with the CIETAC Arbitration Rules then in effect.

     Amendment and Waivers

Each of the Transfer Agreements may be modified or amended only by a written instrumented executed by each of the parties to that Transfer Agreement. Any waiver made by any party to the Transfer Agreement in connection with the Transfer Agreement is not valid unless agreed to in writing by such party.

The Management Agreement

On August 30, 2011, we entered into a Management Agreement with Yuwei Huang and Kong Tung (the “Managers”) to manage the business operations of Lingshi Magnesium, Baotou Changxin Magnesium Industry Co., Ltd., Taiyuan Changxin Magnesium Industry Co., Ltd., Shanxi Gu County Golden Magnesium Co. Ltd. and Golden Trust (collectively, the “Managed Companies”). The Managed Companies, exclusive of Lingshi Magnesium and Golden Trust, are currently subsidiaries of the Company engaged in the production and distribution of magnesium and magnesium by-products. Subject to completion of the acquisitions provided for in the Transfer Agreements, the Management Agreement will be for an initial term of three years commencing October 1, 2011, and, in the absence of termination at least 30 days prior to expiration of the initial term, the Management Agreement will be extended for an additional one year term.

For their services under the Management Agreement, Mr. Huang is to receive a monthly salary of approximately $31,300 (approximately $375,000 annually) and Mr. Tung is to receive a monthly salary of approximately $15,650 (approximately $187,800 annually). The Management Agreement also contains performance benchmarks based upon production costs, price of raw materials and production volumes of the Managed Companies as a group. In the event the Managed Companies achieve the performance benchmarks, we are obligated to issue Mr. Huang and his management team an aggregate of 960,000 Shares and to issue Mr. Tung and his management team an aggregate of 480,000 Shares.

As consideration for the compensation payable under the Management Agreement, the Managers have undertaken to exceed the performance benchmarks referred to above, manage the Managed Companies’ daily operations with the objective of reducing expenses, increasing performance and maximizing profits, all in compliance with the financial, internal control and disclosure requirements of a U.S. public company. In this regard, the Managers have also undertaken:

·	To train personnel and conduct general assessments and evaluation of personnel;
·	Submit monthly financial data to us using accounting software prescribed by us;
·
Manage the operations of the Managed Companies under the guidance of the annual, quarterly financial statements and sales budgets and plans set forth by the boards of directors of the Managed Companies;

·	Conduct timely, complete and accurate and standardized financial management and accounting reconciliations of the Managed Companies, and to submit accounting information to us;
·	Provide us with access to all of the bank accounts of the Managed Companies;
·	Submit all proposed related party transactions to us for approval;
·	Comply with internal controls and procedures established by us and cooperate with the Company’s review, examinations and the Company’s auditors; and
·	Cooperate in the implementation of financial account software and systems, and internal controls and procedures, established by us.

FINANCIAL STATEMENTS AND PRO-FORMA FINANCIAL INFORMATION

We have evaluated the application of Rule 8-04(c)(4) of Regulation S-X and have concluded that the Share Transfer does not, in the aggregate, meet or exceed any of the conditions specified in Rule 8-04(b) at the 50% level. Accordingly, financial statements for each of the Transfer Companies, and pro-forma financial information, are not included with this proxy statement but will be filed within the time prescribed by applicable SEC rules, by an amendment to a Current Report on Form 8-K filed with the SEC no later than 75 days after completion of the acquisitions.

BUSINESS OF THE COMPANY

The Company’s Business

The Company is U.S. based company that sources, produces and distributes industrial commodities in China and the Americas. The Company also provides business and financial consulting services to public and private companies primarily operating in China. The Company operates in three identifiable segments, Magnesium, Basic Materials, and Consulting, in accordance with ASC Topic 280, “Disclosure about segments of an Enterprise and Related Information”. The Company established its Magnesium and Basic Materials segments in China beginning in 2006 and has grown through acquisitions of controlling interests in Chinese private companies. The Company consolidates these acquisitions as either its wholly or majority owned subsidiaries. Through the Company’s U.S. based industrial commodities business, established in 2009, its sources, finances, manages logistics, and sells industrial commodities from North and South America for ultimate distribution in China.

The Company’s Magnesium segment represents its largest segment by assets and revenues. The Company manufactures and sells pure magnesium and related by-products. The Company also purchases and resells magnesium products manufactured by third parties. Magnesium is the lightest and strongest of the structural metals; it is one fourth the weight of steel, two fifths the weight of titanium and two thirds the weight of aluminum. Magnesium is used in a variety of markets and applications due to the physical and mechanical properties of the element and its alloys. Magnesium ingots are the feedstock for the manufacturing process of titanium and aluminum alloying. Magnesium powder and granules are used as a desulphurizer that removes sulfur in the production process of steel. Also, various types of magnesium alloys which are produced from the pure magnesium ingots the Company make are used in aircraft, automobile parts, and in electronic equipment such as computers, cameras and cellular phones.

The Company’s Basic Materials segment engages in the sale and distribution of basic resources within China and the global purchase and sale of industrial commodities which includes mineral ores and non-ferrous metals. In this segment the Company sells and distributes a variety of products in China including (i) industrial grade synthetic chemicals, (ii) steel products (iii) nonferrous metals, and (iv) recycled materials. Additionally, within this segment the Company holds the rights to mining properties which the Company are seeking to sell.

The Company’s Consulting segment provides services to Chinese entities seeking access to the U.S. capital markets. These services include general business consulting, Chinese regulatory advice, translation services, formation of entities in the PRC, coordination of professional resources, strategic alliances and partnerships, advice on effective means of accessing U.S. capital markets, mergers and acquisitions, coordination of Sarbanes-Oxley compliance, and corporate asset evaluations.

BUSINESSES OF THE TRANSFER COMPANIES

Magnesium Business – General

Magnesium is the third most commonly used structural metal, following steel and aluminum.  It is the lightest and strongest of the structural metals, it is one fourth the weight of steel, two fifths the weight of titanium and two thirds the weight of aluminum. Magnesium has multiple industrial and consumer applications. Magnesium ingots are a prime raw material input for the production of titanium and aluminum alloys and magnesium alloys.  Magnesium powder and granules are used to remove sulfur in the production of steel.  Due to their unique light weight and high strength properties, magnesium alloys are used in a variety of aircraft and automobile parts, as well as in electronic equipment such as computers, cameras and cellular phones.

The magnesium production facilities operated by Golden Trust and Lingshi Magnesium (the “Magnesium Facilities”) are located in Shanxi Province, China. This region is rich in natural resources such as dolomite and ferrosilicon, the primary raw materials used to produce pure magnesium. The Magnesium Facilities utilize a production method known as the silicothermic manufacturing process, sometimes referred to as the ‘pidgeon process’. The pidgeon process, a common method employed in China, offers several advantages including reduced costs and production cycles. From an environmental perspective the process is beneficial when compared with alternative production methods. In addition, the Magnesium Facilities utilize high temperature air combustion technology, also known as flameless combustion in an attempt to further reduce production costs. In order to fuel their furnaces, the Magnesium Facilities utilize waste gas, a by-product in the processing of coal into coke. The utilization of waste gas as an energy source is less expensive than burning coal and provides a more environmentally friendly source of energy compared to magnesium producers who burn coal to fuel their furnaces.

Sources and Availability of Raw Materials

Golden Trust and Lingshi Magnesium obtain dolomite and ferrosilicon, the primary raw materials used to produce pure magnesium and waste gas used to fuel its magnesium producing furnaces from a variety of sources including mining companies, coke refineries who produce waste gas as a by-product in the production of coke, washing coal, coal tar, sulfur, ammonium sulfate and benzene. Golden Trust and Lingshi Magnesium purchase dolomite and ferrosilicon on a purchase order basis from local suppliers at market prices based on our production requirements.

Competition

The magnesium market in China is dominated by several large manufacturers. The main competitors of Golden Trust and Lingshi Magnesium are Tongxiang Magnesium Co., Ltd., Yingguang Magnesium Co., Ltd., YiWei Magnesium, a related party and our company. Production costs associated with the energy needed to fuel the magnesium refinery, raw material costs and availability of labor are a significant challenge facing all producers. Golden Trust and Lingshi Magnesium believe they are competitive with other local magnesium producers because all of its production facilities are located in close geographic proximity to coke refineries who, when in production, supply waste gas that fuels their magnesium refineries. We believe that competitors with refineries that use coal as the sole source of fuel for production will face continued pressure from environmental regulation and higher energy costs that may limit their ability to operate in the future. Effective January 2008, a 10% export tariff on magnesium was imposed that equally impacted the profit margins of all China based producers and has somewhat affected China based magnesium producers competitive advantage over non-China based magnesium producers. In addition, Golden Trust and Lingshi Magnesium are unable to compete on price in the U.S. market because the U.S. imposes significant import duties on magnesium imported from China.

Government Regulation

The Magnesium Facilities are currently subject to numerous Chinese provincial and local laws and regulations relating to the protection of the environment which are relevant to the production of magnesium. These laws continue to evolve and are becoming increasingly stringent. The ultimate impact of complying with such laws and regulations is not always clearly known or determinable because regulations under some of these laws have not yet been promulgated or are undergoing revision. In fiscal 2011 the Magnesium Facilities did not spend any funds related to compliance with environmental regulations.

The environmental protection laws in China require production facilities that may cause pollution or produce other toxic materials to take steps to protect the environment and establish an environmental protection and management system. Penalties for breaching these laws include a warning, payment of a penalty calculated on the damage incurred, or payment of a fine. When an entity has failed to adopt preventive measures or control facilities that meet the requirements of environmental protection standards, it may be required to suspend its production or operations and pay a fine.

The State Environmental Protection Administration Bureau in China is responsible for the supervision of environmental protection, the implementation of national standards for environmental quality and discharge of pollutants, and supervision of the environmental management system in China. Environmental protection bureaus at the county level or above are responsible for environmental protection in their jurisdictions. The laws and regulations on environmental protection require each company to submit environmental impact statements for construction project to the environmental protection bureaus at the county level. These must be prepared prior to when the construction, expansion or modification commences.

On March 7, 2011, the Ministry of Industry and Information Technology (MIIT) of the People’s Republic of China published new conditions for the magnesium industry setting standards for the layout, production capacity and environmental protection for the industry and to accelerate industry restructuring, enhance environmental protection, regulate investment and prevent redundant construction.

The new conditions require existing producers to have annual production capacity of at least 15,000 metric tons per year. If an existing producer wishes to apply for renovation or expansion of its production, it will need to have a production capacity of at least 20,000 metric tons per year.  Any new magnesium producers must have a planned capacity of at least 50,000 metric tons per year.  In addition, new magnesium refining projects will be prohibited in areas 1 kilometer from drinking water sources, basic farmland protection areas, natural reserves, scenic spots and other areas that require strict environmental quality.

There remains some uncertainty as to how this regulation will be interpreted or implemented. If MIIT or another PRC regulatory agency subsequently determines that the Magnesium Facilities are not in compliance with these conditions, they may incur substantial costs or liabilities that could reduce their overall profitability. The capital requirements and other expenditures that may be necessary to comply with environmental requirements could have a material adverse effect on their business, financial condition, results of operations.

We believe that the China operations of the Magnesium Facilities comply with the current environmental protection requirements and the March 7, 2011 regulations regarding minimum production capacity. The Magnesium Facilities are not subject to any admonition, penalty, investigations or inquiries imposed by the environmental regulators, nor are they subject to any claims or legal proceedings to which we are named as a defendant for violation of any environmental laws and regulations.

Lingshi Magnesium

General

Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”) is a Chinese company established in February 2004.  Lingshi Magnesium owns and operates a pure magnesium ingot production facility located on approximately 902,000 square feet of land in Jin Zhong City, Shanxi Province, China capable of producing up to 12,000 metric tons of pure magnesium.

As of December 31, 2011 Lingshi Magnesium has approximately 280 full time employees in China. We are currently not a party to any collective bargaining agreements. Lingshi Magnesium is required to contribute a portion of its employees total salaries to the Chinese government’s social insurance funds, including medical insurance, unemployment insurance and job injuries insurance, as well as a housing assistance fund, in accordance with relevant regulations. Lingshi Magnesium expects the amount of its contribution to the government’s social insurance funds to increase in the future as it expands its workforce and operations.

Market for Common Equity and Related Stockholder Matters

Lingshi Magnesium is a Chinese limited liability company established on February 23, 2004 with total registered capital of RMB 10,000,000 (approximately $1,565,362).  As of December 31, 2011, there was one shareholder of Lingshi Magnesium who owned 100% of the authorized membership interests in the company.  There is currently no trading market for Lingshi Magnesium’s membership interests.

Dividend Policy

Lingshi Magnesium has never paid cash dividends to its shareholders.  Under PRC law, Lingshi Magnesium may pay dividends only out of its accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. Additionally, Lingshi Magnesium is required to set aside certain amounts of its accumulated profits each year, if any, to fund certain reserve funds. These reserves are not distributable as cash dividends. Lingshi Magnesium intends to utilize its accumulated profits for the foreseeable future to expand its operations.

Recent Sales of Unregistered Securities

None.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Quantitative and Qualitative Disclosures about Market Risk.

Not applicable to a smaller reporting company.

Golden Trust

General

Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) is a Chinese company established in March 2003.  Golden Trust owns and operates a pure magnesium ingot production facility located on approximately 502,000 square feet of land in Xiaoyi City, Shanxi Province, China capable of producing up to 20,000 metric tons of pure magnesium.

As of December 31, 2011 Golden Trust has approximately 450 full time employees in China. We are currently not a party to any collective bargaining agreements. Golden Trust is required to contribute a portion of its employees total salaries to the Chinese government’s social insurance funds, including medical insurance, unemployment insurance and job injuries insurance, as well as a housing assistance fund, in accordance with relevant regulations. Golden Trust expects the amount of its contribution to the government’s social insurance funds to increase in the future as it expands its workforce and operations.

Market for Common Equity and Related Stockholder Matters

Golden Trust is a Chinese limited liability company established on March 26, 2003 with total registered capital of RMB 25,000,000 (approximately $3,913,404).  As of December 31, 2011, there were two shareholders of Golden Trust who collectively owned 100% of the authorized membership interests in the company.  There is currently no trading market for Golden Trust’s membership interests.

Dividend Policy

Golden Trust has never paid cash dividends to its shareholders.  Under PRC law, Golden Trust may pay dividends only out of its accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. Additionally, Golden Trust is required to set aside certain amounts of its accumulated profits each year, if any, to fund certain reserve funds. These reserves are not distributable as cash dividends. Golden Trust intends to utilize its accumulated profits for the foreseeable future to expand its operations.

Recent Sales of Unregistered Securities

None.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Quantitative and Qualitative Disclosures about Market Risk.

Not applicable to a smaller reporting company.

Marvelous Honor

Marvelous Honor is a Brunei corporation established August 18, 2008 and is a holding company which owns 72.5% of the issued and outstanding equity capital of Golden Trust. Marvelous Honor’s corporate offices located at Rm51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam. As of December 31, 2011, there were 10,000,000 shares of common stock, par value $1.00 per share, issued to five shareholders of Marvelous Honor who collectively owned 100% of the issued and outstanding shares of the company.  There is currently no trading market for Golden Trust’s common stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Company since the beginning of its last fiscal year, nor any nominee for election as a director or any associate of any of the foregoing has any substantial interest, direct or indirect, in any of the matters to be considered at the Meeting except that:

Yuwei Huang, our executive vice president and a member of our Board, is:

·	a beneficial owner of a 13.75% interest in Golden Trust that is held by Baotou Chang, as Trustee;
·	a beneficial owner of a 100% interest in Taiyuan Yiwei Magnesium Industry Co., Ltd.;
the father of Lifei Huang who holds a 100% interest in Pine Capital; and an 18.52% interest in Marvelous Honor;
·	the father-in-law of Xumin Cui, who holds an 18.52% interest in Marvelous Honor and a beneficial owner of a 13.75% interest in Golden Trust that is held by Baotou Chang, as Trustee; and
·
one of the Managers under the Management Agreement and is entitled to an annual salary of RMB 2,400,000 (approximately US $375,000) and, he and his management team are entitled to, a total of 960,000 shares of China Direct under this agreement if certain performance benchmarks are achieved.

Kong Tung, a member of our Board, is:

·	the brother of Lianling Dong, who holds a 31.59% interest in Marvelous Honor; and
·
one of the Managers under the Management Agreement and is entitled to an annual salary of RMB 1,200,000 (approximately US $187,000) and, he and his management team are entitled to, a total of 480,000 shares of China Direct under this agreement if certain performance benchmarks are achieved.

Vote Required and Board Recommendation

You may vote in favor of Proposal No. 1, against Proposal No. 1 or abstain from voting. If a quorum is present, approval of Proposal No. 1 requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board unanimously recommends a vote FOR Proposal No. 1 to issue the China Direct Shares.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO CD INTERNATIONAL ENTERPRISES, INC. OR SUCH OTHER NAME AS THE BOARD OF DIRECTORS MAY ELECT

Background

In July 2009, we launched our industrial commodities business as part of our evolution from acquiring controlling interests of Chinese business entities, mainly in the areas of magnesium production and distribution and basic materials and providing advisory services to small and medium sized companies in China.  In 2010 and 2011, we have devoted a substantial amount of our resources in both capital and personnel toward building our international trading business.  Management intends to continue to focus its efforts in the expansion of its international trading business.  As a result, the Board on August 29, 2011 approved, subject to shareholder approval, the change of our corporate name to CD International Enterprises, Inc. which it believes more accurately reflects our business operations.  A form of the proposed amendment to our articles of incorporation is attached as Appendix E to this proxy statement.

Vote Required for Approval

The affirmative vote of holders of a majority of our issued and outstanding shares of common stock entitled to vote at the special meeting is required to approve our proposal to approve the amendment to our Articles of Incorporation changing our corporate name to CD International Enterprises, Inc. or such other name as the Board may elect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO CD INTERNATIONAL ENTERPRISES, INC. OR SUCH OTHER NAME AS THE BOARD OF DIRECTORS MAY ELECT

MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market for Common Stock

Our common stock, $.0001 par value per share, has been traded on the NASDAQ Global Market under the symbol “CDS” from May 1, 2008 until January 25, 2009 and since January 26, 2009 under the symbol “CDII”. The following table sets forth the reported high and low closing prices for our common stock as reported on the Nasdaq Global Market for the last two fiscal years. These prices do not include retail mark-ups, markdowns or commissions, and may not necessarily represent actual transactions.

	High	Low
Fiscal 2010 (12 Months):
October 1, 2009 to December 31, 2009	$1.56	$1.16
January 1, 2010 to March 31, 2010	1.87	1.54
April 1, 2010 to June 30, 2010	1.59	1.11
July 1, 2010 to September 30, 2010	$1.34	$0.92

Fiscal 2011 (12 Months):
October 1, 2010 to December 31, 2010	$2.22	$1.10
January 1, 2011 to March 31, 2011	1.83	1.17
April 1, 2011 to June 30, 2011	1.42	0.85
July 1, 2011 to September 30, 2011	$1.17	$0.76

Fiscal 2012 (3 Months)
October 1, 2011 to December 31, 2011	$1.08	$0.68

On September 2, 2011, the last full day of trading prior to the public announcement of the proposed Share Transfer, our common stock closed at a price of $0.92. Accordingly, if the Share Transfer had been consummated on that day, the value attributable to the common stock to be issued to acquire the Transfer Companies would have equaled $15,089,497. On January 24, 2012, the last full trading day prior to the date of this proxy statement, our common stock closed at a price of $0.92 per share.

The per share historical data for the Transfer Companies is not presented as a comparison to our stock price because they are privately held.

Dividends

We have never paid cash dividends on our common stock. Payment of dividends will be within the sole discretion of our Board of Directors and will depend, among other factors, upon our earnings, capital requirements and our operating and financial condition. In addition, under Florida law, we may declare and pay dividends on our capital stock either out of our surplus, as defined in the relevant Florida statutes, or if there is no such surplus, out of our net profits for the year in which the dividend is declared and/or the preceding year. If, however, the capital of our company computed in accordance with the relevant Florida statutes, has been diminished by depreciation in the value of our property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, we are prohibited from declaring and paying out of such net profits and dividends upon any shares of our capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets shall have been repaired. We intend to utilize profits earned by our Chinese based subsidiaries to expand our PRC based operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At January 24, 2012 we had 40,688,207 shares of common stock issued and outstanding. The following table sets forth information known to us as of January 24, 2012, and on a pro-form basis assuming the issuance of all of the China Direct Shares, relating to the beneficial ownership of shares of our common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

			Proforma (1)
Name and Address of Beneficial Owner(2)	Amount and Nature of Beneficial Ownership(3)	Percentage of Class(3)	Amount and Nature of Beneficial Ownership(3)	Percentage of Class(3)
Yuejian (James) Wang (4)	5,447,032	13.1%	5,447,032	9.4%
Kong Tung(5)	1,315,020	3.2%	1,315,020	2.3%
Yuwei Huang (6)	1,169,231	2.9%	8,436,745	14.8%
Andrew X. Wang (7)	63,754	*	63,754	*
Hernan G. Welch (8)	-	-	-	-
Lazarus Rothstein (9)	36,501	*	36,501	*
David Barnes	7,750	*	7,750	*
Sheldon Steiner	79,250	*	79,250	*
Philip Shen	93,555	*	93,555	*
Adam Wasserman	40,667	*	40,667	*
All directors and executive officers as a group (ten persons)	8,237,135	20.0%	15,504,649	27.0%
Xumin Cui (10)	250,000	*	5,053,102	8.9%
Lianling Dong (11)	-	-	3,069,702	5.4%

__________________________
*           represents less than 1%

(1)           Gives effect to the issuance of 16,401,626 shares of China Direct common stock pursuant to the Transfer Agreements.

(2)           Except as otherwise noted below, the address of each of the persons shown in the above table is c/o China Direct Industries, Inc., 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

(3)           Includes, where applicable, shares of common stock issuable upon the exercise of options to acquire common stock held by such person that may be exercised within 60 days after January 24, 2012. Also includes unvested shares of restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, the Company believes that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

(4)           The number of shares beneficially owned by Dr. Wang includes: 422,032 shares of common stock presently outstanding; 4,000,000 shares of common stock held by Dragon Fund Management LLC ("Dragon Fund"), an entity in which Dr. Wang owns 1% of the membership interests and holds 50% of the voting control; 25,000 shares of common stock held by Wang Management, LLC, an entity in which Dr. Wang holds 50% of the voting control; options to purchase 500,000 shares of common stock at an exercise price of $7.50 expiring on January 1, 2013; options to purchase 500,000 shares of common stock at an exercise price of $10.00 expiring on January 1, 2014. Dr. Wang disclaims beneficial ownership of our common stock owned by Dragon Fund and Wang Management, LLC except to the extent of his pecuniary interest in these entities.

(5) The number of shares beneficially owned by Mr. Tung includes 1,315,020 shares of common stock presently outstanding and owned directly by Mr. Tung. The amount shown in the table under “Proforma” excludes up to 480,000 shares Mr. Tung may be entitled to receive upon achievement of the performance benchmarks and other performance criteria on September 30, 2012 set forth in the Management Agreement.

(6)             The number of shares beneficially owned by Mr. Huang includes 400,000 shares of common stock presently outstanding and owned directly by Mr. Huang, 769,231 shares of common stock presently outstanding and owned by Pine Capital, a company which is owned or controlled by Mr. Huang . The amount shown in the table under “Proforma” includes 7,267,514 Shares Yiwei Magnesium will receive under the Lingshi Transfer Agreement and excludes up to 960,000 shares of common stock Mr. Huang may be entitled to receive upon achievement of the performance benchmarks and other performance criteria on September 30, 2012 under the Management Agreement. Mr. Huang owns or controls Yiwei Magnesium. Yiwei Magnesium has designated the following individuals to receive the 7,267,514 Shares: 3,633,757 Shares to Qingcheng Huang, Mr. Huang’s son, and 3,633,767 Shares to Xiaorui Su, Mr. Huang’s wife.

(7)             The number of shares beneficially owned by Mr. Wang does not include any shares that may be issued to Mr. Wang in the future as compensation for services pursuant to his compensation arrangement with us. Mr. Wang resigned as our Chief Financial Officer on January 6, 2012.

(8)             Mr. Welch was appointed as our Chief Financial Officer on January 6, 2012.

(9)             The number of shares beneficially owned by Mr. Rothstein includes 16,501 shares of our common stock presently outstanding and 20,000 shares of our restricted common stock which vests 5,000 shares on December 15, 2011, February 15, 2012, May 15, 2012 and August 15, 2012, respectively.

(10)           The number of shares beneficially owned by Mr. Cui includes 250,000 shares of common stock presently outstanding and owned directly by his wife Lifei Huang. The amount shown in the table under “Proforma” includes 1,203,806 shares of our common stock Mr. Cui will receive under the Baotou Transfer Agreement, 1,799,548 shares under the Marvelous Honor Transfer Agreement and 1,799,648 shares Ms. Huang will receive under the Marvelous Honor Transfer Agreement.  Mr. Cui is the son-in-law of Mr. Huang and Ms. Huang is Mr. Huang’s daughter. Mr. Cui disclaims beneficial ownership of the shares owned by Ms. Huang and inclusion of such shares in this table shall not be deemed an admission that Mr. Cui is the beneficial owner of the shares owned by Ms. Huang.

(11)           Reflects shares of our common stock Ms. Dong will receive under the Marvelous Honor Transfer Agreement.  Ms. Dong is the sister of Mr. Tung.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to China Direct Industries, Inc., Attention: Corporate Secretary, 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441, or by faxing a communication to (954) 363-7320.

SHAREHOLDER PROPOSALS

Proposals of shareholders to be included in our proxy statement for our annual meeting of shareholders to be held in 2012 must be received by our corporate secretary on or before February 27, 2012.  The submission of a shareholder proposal does not guarantee that it will be included in our proxy for our annual meeting of shareholders we plan to have in 2011.  All other shareholder proposals, including nominations of directors, must be received by us not less than 60 days nor more than 90 days prior to such meeting which is tentatively scheduled for April 27, 2012.

COMMUNICATIONS WITH THE BOARD

The Board encourages shareholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary.  Shareholders can send communications by mail to:

Mr. Lazarus Rothstein,
Executive Vice President, General Counsel
and Corporate Secretary
China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the Board or committees thereof or that our corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board and request copies of any such correspondence.

OTHER MATTERS

The Board currently knows of no other business to be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. Under applicable Florida law, the Company's shareholders do not have dissenter or appraisal rights in connection with the matters being voted upon at the Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy such material at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also find the Company's SEC filings at the SEC's website at http://www.sec.gov. You may also obtain copies of this proxy statement and any other reports or information that the Company files with the SEC, free of charge, by written request to China Direct Industries, Inc., Attention: Investor Relations, 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 or by calling (954) 363-7333.

The Company's website is http://www.cdii.net. The information contained on the Company's website is not incorporated into this proxy statement.

ATTACHMENTS

The following documents are attached to this proxy statement:

·	Marvelous Honor Transfer Agreement, as amended (Annex A);
·	Baotou Transfer Agreement, as amended (Annex B);
·	Lingshi Magnesium Transfer Agreement, as amended (Annex C);
·	Management Agreement (Annex D); and
·	Form of Amendment to Articles of Incorporation (Annex E).

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
 CHINA DIRECT INDUSTRIES, INC.

BY ORDER OF THE BOARD OF DIRECTORS

Lazarus Rothstein,
Secretary

Deerfield Beach, Florida
January 25, 2012

Annex A - Marvelous Honor Transfer Agreement

[Chinese to English translation]

Golden Trust Magnesium Industry Co., Ltd.
Equity Transfer Contract

Entered by
CDI China, Inc.
(Party A)
And
Marvelous Honor Holdings Inc. Shareholders: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui
(Party B)
Marvelous Honor Holding Inc.
(Target Company)
And
Golden Trust Magnesium Industry Co. Ltd
And
Kong Tung

August 30, 2011

- A1 -

	Preface	3
1.	Definitions and Interpretation	3
2.	Parties in the Contract	3
3.	Transaction Target	4
3.8	Golden Trust	6
4	Transaction Price, Payment and Closing	7
5	Transaction Process and Delivery	11
7	Business Operations	13
8	Non-Competition	14
9	Labor Management	14
10	Taxes and Insurance	15
11	Representations, Warranties and Indemnification	16
12	Breach of Contract	17
13	Duties of Confidentiality	18
14	Force Majeure	19
15	Disputes Resolutions	19
16	Miscellaneous Provisions	20
Exhibit II	Definition and Interpretation	27
Exhibit II	Investment Letter	30

- A2 -

Equity Transfer Contract

This contract (the “Contract”) was entered by and between the following parties at Taiyuan China, on August 30, 2011 by CDI China, Inc., a Florida corporation its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“Party A” or “CDII China”); and Marvelous Honor Holding Inc. (“Marvelous” or “Target Company”), Marvelous is a Brunei registered company with its registered address at Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam, Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui (“Party B”); Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China (hereinafter referred to as “Golden Trust” ) and Kong Tung.

Preface

After friendly consultations conducted in accordance with the principles of equality and mutual benefit, the Parties have agreed to enter into this Contract in accordance with the Law of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures, Regulations for the Implementation of the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, Company Law of the People's Republic of China, Contract Law of the People’s Republic of China and other applicable laws and provisions of this Contract.

Now the Parties hereby agree as follows:

1.	Definitions and Interpretation
Unless the terms or context of this Contract otherwise provide, this Contract shall be interpreted in accordance with, and each of the terms used herein shall have the meaning ascribed to it in Exhibit I.

2.	Parties in the Contract
2.1	Profiles of Parties in the Contract
Parties in the Contract are as follows:
(a) Party A: CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(b) Party B: Shareholders of Marvelous Honor Holding Inc.:
The shareholders of Marvelous are Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, among which, Lianling Dong owns 31.59% interest, Ping Liu owns 12.99% interest, Jianzhong Ju owns 18.39% interest, Lifei Huang owns 18.52% interest, Xumin Cui owns 18.52% interest.

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Marvelous is a Brunei registered company with its registered address at Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.
Authorized Representative : Xiaorui Su
Title：Executive Director, Legal Representative
Nationality: China Hong Kong

(c)	Target Company: Marvelous Honor Holding Inc.
Marvelous is a Brunei registered company with its registered address at Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.
Authorized Representative : Xumin Cui
Title：Executive Director, Legal Representative
Nationality: China Hong Kong

(d)
Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China

Authorized Representative : Kong Tung
Title：Chairman, Legal Representative
Nationality: China Hong Kong

(e)	Kong Tung:
Nationality: China Hong Kong

2.2	Replacement of Authorized Representatives of Parties
Each Party has the right to replace its own legal person or authorized representative. If the replacement occurs, the Party shall notice the other two Parties the name, title, and nationality of its new legal person or authorized representative in a timely manner.

3.	Transaction Target
3.1	Target Company Name
The name of the Target Company is Marvelous Honor Holding Inc.

3.2	Target company of the Transaction
Assignee hereby agrees that Target Company of the transaction was formed under British Virgin Islands Company Law, and other applicable laws and provisions of this Contract. The legal representative is Xumin Cui.

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3.3	Registered Address of the Target Company
The registered address of the Target Company is Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.

3.4 Registration Information of the Target Company
The registration number of Marvelous is NBD/10311. Marvelous has five shareholders: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Chun Oi Li and Xiaorui Su (Lianling Dong owns a 31.59% interest, Ping Liu owns a 12.99% interest, Jianzhong Ju owns an 18.39% interest, Lifei Huang owns an 18.52% interest, and Xumin Cui owns an 18.52% interest).

 The Target Company doesn’t have any other options, warranties, and other Contract, plan, and commitment regarding shares. Target Company does not have any contractual obligations regarding shares repurchase, shares re-subscription and other debt, loan and interment etc. Target Company does not have any subsidiaries and branches.

The following is the list of the current owners of 100% of the ownership interests in the Target Company:

Name	Ownership Interest
Lianling Dong	31.59%
Ping Liu	12.99%
Jianzhong Ju	18.39%
Lifei Huang	18.52%
Xumin Cui	18.52%

Except as set forth above, there are no options, subscriptions or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Target Company relating to ownership of an equity interest in the Target Company to issue or sell any ownership interest or options, warrants, convertible securities, subscriptions or other equity interests in the Target Company. There are no outstanding contractual obligations of the Target Company to repurchase, redeem or otherwise acquire any ownership interest in the Target Company or make any other distribution in respect thereof or to provide funds to, or make any investments (in the form of a loan, capital contribution or otherwise). The Target Company does not have any subsidiaries.

The Ownership Interests in the Target Company listed in the table above are duly authorized, validly issued, fully paid and nonassessable and each such interest owned by the person or entity listed above is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Target Company’s voting rights, charges and other encumbrances of any nature whatsoever.

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3.5 Limited Liability Company
The Target Company is formed as a limited liability company. Any owner of an Ownership Interest is liable only up to its contributed portion of its registered capital in the Target Company. The Target Company shall assume all liabilities to its creditors against its assets.

3.6 Applicable British Virgin Islands Laws
The Target Company is a separate legal entity under Brunei laws. The Target Company is under both the jurisdiction and protection of applicable Brunei laws. The conduct of the Target Company shall abide by applicable Brunei laws.

3.7      Party A will acquire a one hundred (100%) percent interest in the Target Company from Party B ( the “Acquired Interest”). Party A will enter into a separate Equity Transfer Agreement with Yuwei Huang to acquire the 27.5% interest in Golden Trust owned by Baotou Chang as trustee for Yuwei Huang. After the completion of the acquisition of Marvelous, the ownership interests in the Target Company will be as follows:

Name	Ownership Interest
CDI China, Inc.	100%

The sole asset of Marvelous is its ownership interest in Golden Trust.  As of the Closing Date, Marvelous shall have no liabilities.

3.8	Golden Trust

Party B and Golden Trust represent and warrant to Party A that Golden Trust was formed under the Laws of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures, Regulations for the Implementation of the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, and other applicable laws and provisions of this Contract.

3.8.1	Registered Address of Golden Trust
The registered address of Golden Trust is Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China.

3.8.2	Registration Information of the Target Company
The registered capital of Golden Trust is RMB 25,000,000. The business license number is 140000400015520. Marvelous Honor Holdings Inc. ("Marvelous”) and Baotou Changxin Magnesium Industry Co., Ltd. as trustee for Yuwei Huang respectively own 72.5% and 27.5% of Golden Trust’s shares.

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The following is the list of the current owners of 100% of the ownership interests in the Target Company:

Name	Ownership Interest
Marvelous	72.5%
Baotou Changxin as trustee for Yuwei Huang	27.5%

Except as set forth above, there are no options, subscriptions or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by Golden Trust relating to ownership of an equity interest in Golden Trust to issue or sell any ownership interest or options, warrants, convertible securities, subscriptions or other equity interests in Golden Trust. There are no outstanding contractual obligations of Golden Trust to repurchase, redeem or otherwise acquire any ownership interest in Golden Trust or make any other distribution in respect thereof or to provide funds to, or make any investments (in the form of a loan, capital contribution or otherwise). Golden Trust does not have any subsidiaries.

The Ownership Interests in Golden Trust listed in the table above are duly authorized, validly issued, fully paid and nonassessable and each such interest owned by the person or entity listed above is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever.

3.8.3	Limited Liability Company
Golden Trust is formed as a limited liability company. Any owner of an Ownership Interest is liable only up to its contributed portion of its registered capital in Golden Trust. Golden Trust shall assume all liabilities to its creditors against its assets.

3.8.4	Applicable Chinese Laws
Golden Trust is a separate legal entity under Chinese laws. Golden Trust is under both the jurisdiction and protection of applicable Chinese laws. The conduct of Golden Trust shall abide by applicable Chinese laws.

3.8.5              Party A will acquire a seventy two and one-half (72.5%) percent interest in Golden Trust by virtue of its acquisition of Marvelous from Party B.  In addition, Party A will enter into a separate Equity Transfer Agreement with Baotou Chang as trustee for Yuwei Huang and Mr. Huang to acquire the 27.5% interest in Golden Trust beneficially owned by Mr. Huang. After the completion of these two acquisitions, the ownership interests in Golden Trust will be as follows:

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Name	Ownership Interest in Golden Trust
Marvelous Honor Holdings, Inc. (owned 100% by CDI China, Inc.)	72.5%
Baotou Chang as trustee for CDI China, Inc.	27.5%
Total	100.0%

4           Transaction Price, Payment and Closing

4.1  Party A shall purchase the Acquired Interest in the Target Company from Party B on the Closing Date as hereinafter defined. The purchase price for the Acquired Interest (the “Purchase Price”) shall be RMB 54,375,000 (the “Base Price”) plus an amount equal to 72.5% of Golden Trust’s “Net Other Assets”. “Net Other Assets” are defined as Golden Trust’s Total Current Assets less total Liabilities as set forth in the Closing Acquisition Balance Sheet, as hereinafter defined, up to a maximum of RMB 6,000,000 (approximately US $1,000,000). The “Closing Acquisition Balance Sheet is defined as Golden Trust’s balance sheet as of the end of the month prior to the Closing Date. If the Net other assets of Golden Trust as set forth in the Closing Acquisition Balance Sheet exceed RMB 6,000,000, Golden Trust shall distribute to its shareholders Current Assets in an amount equal to such excess.  The Parties shall agree on the specific assets that Golden Trust may distribute under this section.  Also, if any of Golden Trust’s Current Assets included on the Closing Acquisition Balance Sheet are impaired, uncollected or written off within one year of the Closing Date, the Purchase Price shall be reduced by 72.5% of such reduction and Party B shall return to CDII a number of its shares of common stock equal to such amount based on the exchange rate and stock price for the CDII common stock set forth below.

Purchase Price = Base Price + (Net Other Assets equal to or less than RMB 6,000,000 X 72.5%

The following is an example of how the purchase Price may be computed assuming Net Other Assets equals RMB 6,000,000:

	Gross Amount (RMB)	Net Amount (RMB)
Base Price (including Appraisal Value and the Spare Parts Value)	75,000,000	54,375,000
Target Company Net Other Assets	6,000,000	4,350,000
Total Estimated Purchase Price	81,000,000	58,725,000

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The Purchase Price is payable as set forth in Section 4.2 below. In this Contract, the exchange rate shall be equal to the U.S. dollar to Renminbi exchange rates authorized by the China Foreign Exchange Trading Center and published by the People’s Bank of China on the day prior to the date this Contract is signed (on August 29, 2011, the exchange rate is 6.3883). The CDII stock price for purposes of computing the number of shares of CDII common stock to be issued as partial payment for the Purchase Price shall be the average closing price ($0.946) of CDII’s common stock on the Nasdaq Stock Market during the 10 trading days from August 15, 2011 to August 26, 2011.

4.2	Payment

Subject to adjustment as provided for in Section 4.1 above, Party A agrees to pay the Purchase Price to Party B as follows:

4.2.1
Within 15 business days after the Closing Date, Party A shall deliver 4,858,661 shares of CDII common stock equal to the U.S. dollar equivalent of RMB 29,362,500 to Party B or Party B’s designated party.

            4.2.2        Subject to completion of the conditions set forth in Section 5, Party A shall deliver 4,858,661 shares of CDII common stock equal to the U.S. dollar equivalent of RMB 29,362,500 to Party B or Party B’s designated party.

4.3	Closing

4.3.1 Closing.  The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than December 31, 2011.

4.3.2 Closing Events.  At the Closing, Party A and Party B shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Contract to be so delivered at or prior to the Closing Date, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

4.3.3 Termination.  This Contract may be terminated by the Board of Directors of CDII or Party A only in the event that Party B or Target Company do not meet the conditions precedent set forth in Section 4.4.  If this Contract is terminated pursuant to this section, this Contract shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

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4.4	Conditions to Close

4.4.1 The obligations of Party A and CDII under this Contract are subject to the satisfaction, at or before the Closing Date, of the following conditions:

4.4.2 Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Party B, Target Company and Golden Trust in this Contract were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Contract).  Party B, Target Company and Golden Trust shall have performed or complied with all covenants and conditions required by them under this Contract to be performed or complied with prior to or at the Closing Date.

4.4.3 Approval by CDII’s Shareholders. This Contract shall have been approved by CDII’s shareholders as provided for in CDII’s by-laws and as required by Applicable Laws and the applicable NASDAQ Market Place Rules and Regulations.

4.4.4 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

4.4.5 Party B shall have signed such document or documents as reasonably requested by Party A to transfer any and all beneficial interest it has in the Acquired Interest to Party A.

4.4.6 Yuwei Huang and Baotou Chang shall have entered into an agreement with Party A for the sale of the 27.5% ownership interest in Golden Trust on such terms and conditions mutually agreeable to Yuwei Huang and Party A.

4.4.7 Party A shall have determined that no consent or approval by any third parties or any governmental authority is required to complete the sale of the Acquired Interest by Party B to Party A.

4.4.8 Golden Trust shall have entered into an amendment to the Land Lease Agreement dated January 5, 2003 for use of the real estate used by Golden Trust in the operation of its business to correct any title defects as may be reasonably required by Party A (the “Land Lease Amendment”).

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5 Transaction Process and Delivery
5.1 Payment.
All Parties agree that the Purchase Price shall be paid according to section 4.2 of this Contract.

5.2 Title Transfer
When Party B receives the initial payment, Party B shall complete the title transfer of the Acquired Interest within 45 business days and formally provide the relevant certificate of equity ownership to Party A. The certificate of equity ownership and title transfer process referred to herein includes but is not limited to the Stock Rights Record certificate, registration of Equity Ownership Change for Foreign-invested Joint Venture, and Party B’s other obligations under this Contract (the “Post Closing Title Transfers”). Party B is responsible for all the cost associated with the Post Closing Title Transfers. In addition, Party B shall cooperate with Party A in Party B’s efforts to complete a valid transfer of the Acquired Interest.

5.3 Delivery at Closing and Post Closing Obligations

5.3.1 Party A’s purchase of the Acquired Interest is based on the net equity of Golden Trust as set forth in the Financial Statements, as hereinafter defined and Marvelous’ balance which shall reflect its investment in Golden Trust and no other assets or liabilities. The assets shall be transferred in accordance with the audited results on the assets and the condition of operations of Golden Trust that are determined by the auditing firm Sherb & Co., LLP; both Party A and B shall send staff to verify the relevant assets and equipment of Golden Trust, and compile reconciliation schedules. The authorized representatives of both parties shall duly sign to confirm the completion of transfer in assets and equipments, and record in Golden Trust’s book such changes. Party B and Golden Trust represents and warrants that, except as permitted by this Contract since the June 30, 2011 date of the Financial Statements, there has not been:

(a)           any sale, lease or other disposition of any of Golden Trust or the Target Company’s assets, other than in the ordinary course of business;

(b)           any damage, destruction, loss or other change (whether or not insured) materially and adversely affecting Golden Trust or the Target Company’s assets;

(c)           any loans or advances or charges, which in any way create a lien on Golden Trust or the Target Company’s assets that are not included in the Financial Statements; or

(d)           any write offs of any debt, contingency or other reserve against Golden Trust or the Target Company’s accounts receivables included in the Financial Statements.

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5.3.2 Delivery of Engineering Project Information: Besides Certificate of the Use of State-owned Land, Land Use Planning Permit, Construction Engineering Planning Permit, Party B shall deliver a copy of all the documents and technological information of Golden Trust to Party A, including but not limited to:

1)	The documents related to the founding of engineering projects and any changes;
2)	Contracts for engineering design and blue prints;
3)	Construction contracts;
4)
Contracts to purchase and install equipment and materials; documents related to equipment such as certificate of fitness, installation and user manual, after-sales service contracts, maintenance contracts, technology criteria description, manufacturers’ information, specifications and models, purchase date, operational status, repair and maintenance records, compatibilities of equipment with procedures, etc; and

5)	Project Supervision Contract.

5.3.3 Accounting Information Delivery.  The following shall apply to the Target Company and Golden Trust:
1)
Accounting information shall be transferred in accordance with the audited results on the assets and the condition of operations of the Target Company and Golden Trust as of the closing date as determined by the auditing firm Sherb & Co., LLP and the date of the Financial Statements including detailed schedules and aging reports of all assets and liabilities;

2)
Party B shall provide: evidence for tax payments in Fiscal 2010 until the Closing Date, provided by the State and Local Tax Bureau; evidence of full amount payments for electricity, water, and sanitation services in Fiscal 2010 until the Closing Date , provided by the suppliers of power, water, and sanitation services.

Party B shall deliver the accounting book to Party A for safekeeping, including but not limited to the purchase contracts and original invoices for the assets (valued at RMB 200,000 or more).
5.3.4 Delivery of Incorporation Documents
Upon change of equity ownership and legal person of the Golden Trust at Shanxi Administration for Industry and Commerce and issuance of new business license (including original and copy), and change of equity ownership and legal person of the Target Company at BVI and issuance of new business license (including original and copy), Party B shall deliver the new business license to Party A; Party A and B shall turn in all the corporate seals of the Target Company and Golden Trust that are held by either party to the management jointly designated by both parties.
6.	Mutual Covenants of Parties after Transaction
6.1 Covenants of Party A
Besides the obligations stipulated in other sections of this Contract, Party A is obliged to perform the items as follows:

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a)	Party A shall make payment for the transaction in accordance with the provisions of this Contract;
b)
After the new business license is issued, Party A shall sign off and execute the supplementary contracts in which it is one of engaging parties (if there is any), and facilitate its related parties to sign off and execute the supplementary contracts in which its related party is one of engaging parties (if there is any);

c)	Party A shall handle other matters requested by the Target Company in accordance with other written provisions of this Contract.

 6.2 Covenants of Party B
Besides the obligations stipulated in other sections of this Contract, Party B is obliged to perform the items as follows:
(a)
Party B shall file applications and registration with government agencies to obtain the applicable approvals and related official documentation, and provide Party A and the Target Company with the official documents issued by government agencies and other documents related to the business or joint operations of the Target Company;

(b)	Party B shall assist the Target Company in obtaining the revised or updated approvals concerning its business operations;
(c)
After the business license is issued, Party B shall sign off and execute the contracts in which Party B is one of engaging parties (if there is any), and facilitate each of its related parties to sign off and execute the contracts in which it related party is one of engaging parties (if there is any);

(d)	Party B shall handle other matters requested by the Target Company in accordance with other provisions of this Contracts; and
(e)	Continuously manage the Target Company in accordance with the requirements of Party A.

7           Business Operations

 The operations of the Target Company shall be conducted in accordance with the Management Contract signed by both parties on the Closing Date.

8	Non-Competition
8.1	Restriction
(a)
Exclusive of any “Approved Company”, as hereinafter defined and unless having received prior approval from Party A in writing, Party B or Kong Tung shall not individually or jointly, or through any person (or on behalf of any person), directly or indirectly, perform the following actions regarding the distribution, sale or production of magnesium ingot, any metal alloy which includes magnesium as a component, magnesium powder, iron ore or any other product that CDII or any of its subsidiaries engages in (the “Protected Business”):

(i) become an investor, lender, employee, director, consultant or advisor of, or otherwise affiliated with any company engaged in a Protected Business.
(ii) Attempt to conduct the following competitive behaviors against Target Company with anyone who is or used to be the client of Target Company during the term of this contract:

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(1) Place orders
(2) Make transactions; or
(3) encourage anyone, directly or indirectly, to place orders or make transactions;
(iii) In order to employ such personnel by any party other than the Target Company, encourage or contact the following persons: current employees, officers or managers of the Target Company, or the employees, management, or department manager who worked with the Target Company in the past two years. The exception is the employees who were temporarily transferred from either party to the Target Company and have returned at the expiration of the term.

8.2	Treatment of Invalid Provisions
(a)
Each of the restrictive provisions of section 8.1 is severable and independently applicable, and the invalidity or no force of certain restrictive provisions does not have effect on other restrictive provisions.

(b)
Each party confirms that the restrictive provision of section 8.1 is reasonable and necessary to protect the interests of the Target Company. If any part of the restricted provisions is invalid but turns effective after having removed or reduced the scope of implication, the section shall be revised as mentioned above to make it valid and enforceable.

8.3	Duration
The restrictive provisions in section 8.1 have effect on Party B and Kong Tung and shall remain in effect for the term of the Management Agreement and for a period of two years thereafter.

9	Labor Management

9.1	Employees of the Target Company. The Target Company has no employees.

9.2	Employees of Golden Trust
Party B will assist in terminating the employment of all current employees of Golden Trust, if required under Chinese law. The costs associated with employment termination are the responsibility of Party B unless such costs are reserved for and set forth in the Closing Acquisition Balance Sheet. If labor disputes occur due to this equity transfer, Party B is responsible for dealing with any labor disputes and staff recruitment, hiring, dismissal, resignation, wages, benefits and other related issues that are not set forth in the Closing Acquisition Balance Sheet.

9.3      Upon the closing of the equity transfer of the Target Company, all employees of Golden Trust who return to work shall have Party B’s assistance. The labor management such as wages shall be conducted in accordance with the applicable provisions of the Management Contract.

9.3
Party B promises to assist Golden Trust with fore-mentioned employee and labor issues of Golden Trust. If labor issues occur among the employees of Golden Trust, Party B and Golden Trust shall share responsibilities to handle the issues other than payment of any costs or expenses which are provided for in Section 9.2 above.

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10           Taxes and Insurance

10.1	Income tax, customs duties and other taxes
(a)	The Target Company and Golden Trust should pay taxes in accordance with the relevant tax laws of the jurisdiction where such entity was legally established.
(b)
After the business license is issued (or the Target Company obtains the appropriate qualifications in accordance with applicable laws), the Target Company shall apply to government agencies for tax incentives in connection with relevant laws as soon as possible.

(c)	The Chinese and foreign employees of Golden Trust should pay personal income taxes according to the relevant provisions of Chinese tax laws.
(d)
Party B shall be responsible for the payment of any taxes, fines, penalties or late charges due as a result of taxes due by the Target Company and Golden Trust prior to the Closing Date unless such amounts are reserved for and set forth in the Closing Acquisition Balance Sheet.

10.2	Insurance
(a)
If required by the Board of Directors of the Target Company, Golden Trust shall at all times purchase the full and sufficient insurance policies at its own expenses from the insurance companies established in China. The coverage shall include fire and other policies generally applicable to the industry in which Golden Trust operates.

(b)
The insurance policies to protect from the risks for properties, vehicles and other factors shall be purchased in RMB or foreign currency (subject to the circumstances). The types, scopes, and amounts of insurance policies are determined by the Board of Directors of Marvelous in accordance with relevant laws.

11	Representations, Warranties and Indemnification
11.1	Party B and Golden Trust represents and warrants to Party A that:
11.1.1	No consents or approvals from third parties or any governmental authority is required to complete the sale of the Acquired Interest by Party B to Party A.
11.1.2
The Target Company and Golden Trust are in compliance with, all permits, licenses and government authorizations and have filed all notices and paid all fees and taxes that are required under all applicable governmental regulation in the jurisdiction where such respective entity was legally established relating to protection of the environment, pollution control, production of magnesium, the operation of Target Company’s magnesium production facility and hazardous materials (the “Governmental Regulations”)  and the Target Company and Golden Trust are in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice, permit or demand letter issued, entered, promulgated or approved thereunder.

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As used in this Contract, the term “hazardous materials” means any waste, pollutant, hazardous substance, toxic, ignitable, reactive or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical  liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which by the Target Company is in any way governed by or subject to any Governmental Regulation in the PRC.

11.2               Party A and Party B. Each party represents and warrants to the counterpart that on the date hereof:

(a)	The Parties meet all qualification requirements of applicable Chinese laws and regulation authorities on Chinese or foreign investors in the scope of industries that the Target Company operates;
(b)	The Parties are independent legal persons duly organized, validly existing in good standing under the laws of the place of their respective establishment or incorporation;
(c)
The Parties have obtained the right to make consent, approve and implement all necessary actions in order to effectively enter into and validate this Contract. The Parties have the full right to enter into this contract and to perform their respective obligations hereunder;

(d)	The Parties have authorized their respective representatives to sign this Contract and from and after the signing date the provisions of this Contract shall be legally binding upon them;
(e)
If a Party fails to initiate or take any measures to threaten legal proceedings or any application for dissolution, the Party shall file for bankruptcy or insolvency application, or appoint the liquidation committee or designate a manager to manage the assets or business;

(f)
The Parties execution of this Contract and the performance of their respective obligations hereunder: (i) shall not violate any provisions of their respective business license, articles of incorporation, articles of association or similar organizational documents; (ii) shall not violate any applicable laws or any governmental authorization or approval; and (iii) shall not violate or result in a default under any contract to which they are a party or to which they are subject; and (iv) shall not violate any rulings or arbitrations, or the decisions or regulations of any governmental authorization to which they are subject;

(g)
No lawsuit, arbitration or other legal or governmental proceeding is pending or, to its knowledge, has threatened against either Party that would affect its ability to perform their respective obligations under this Contract;

(h)
Party B has disclosed to Party A all documents issued by any governmental department that may have a material adverse effect on the Target Company and Party B’s ability to fully perform its obligations to the Target Company under this Contract, and the documents previously provided by Party B do not contain any misstatements or omissions of material facts.

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11.3	Consequences of Inaccuracy in Representations and Warranties
If any of items in Section 11.1 or 11.2 are not accurate in all material respects on the date hereof and as of the Closing Date or a Party to this Contract fails to perform any other term or condition of this Contract, the party who is responsible for performance of that term or condition shall be in material breach of this Contract.

11.4	The Responsibilities for Breach of Representations and Warranties
If one party breaches any of its representations or warranties or obligations in sections 11.1, 11.2, 11.3 or any other section of this Contract, the non-breaching party may seek any possible relief based on this Contract or applicable laws and the defaulting party shall indemnify the non-defaulting party or the Target Company for any loss, damages, costs, expenses, liabilities, claims, law suits or other legal proceedings, liabilities, judgments, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is instituted or not due to the breach. Party A may off-set any amounts it owes Party B against the balance of any unpaid portion of for the Purchase Price as a result of any amounts due Party A by Party B under this Section 11.4 or a breach of any other term or condition of this Contract.

11.5                Party B’s full obligations, responsibilities and commitment under this Contract, and the guarantee duration is 4 years after the Contract is signed.

12	Breach of Contract

12.1 Remedies for the Breach of Contract
Except as otherwise provided in other provisions of the Contract, if one party (“breaching party”) does not perform under the Contract any one of the major obligations or fundamentally breaches the Contract, the other party “injured party” may:
(a)
Issue written notice to the breaching party explaining the nature and the scope of the breach and require the breaching party to compensate at their own expense during a period of no less than 20 days as specified in the notice ( but the breaching party shall not be granted a remedy period if it makes any untrue and inaccurate representations and warranties under section 11.1, 11.2 and 11.3 or violate any other provision of this Contract), and

(b)
If the breaching party fails to remedy during the cure period (or, if not granted such remedy period, then any time after such breach), the injured party may directly file claims for foreseeable loss caused by the breach.

12.2	Limitation of Liability

Regardless of any other provisions of the Contract, except for a Party who violates Section 13 (Confidentiality), no Party shall be held liable or responsible to the other Party for loss of income or profit, business loss, goodwill or any indirect or consequential loss or liability.  Under any circumstance, the total accumulated loss, damage or compensation shall be up to a maximum of the total amount of the Purchase Price, except that the violation of Section 13 (Confidentiality) or infringement of intellectual property rights.

- A17 -

13	Duties of Confidentiality
13.1 Confidentiality
Prior to entering into this Contract, one party ("Disclosing Party") has or may from time to time disclose confidential information to the other party ("Recipient"). For a period of two (2) years after the Closing Date, the Recipient must:
(a) keep the confidentiality of confidential information;
(b) not use confidential information for the purposes other than the ones explicitly defined by the Contract;
(c) limit the disclosure of the confidential information to the employees and agents (including attorneys, accountants, bankers and consultants) necessary to evaluate the transaction, and they must have signed a written nondisclosure contract (whose provisions shall not be less stringent than the provisions of section 13 (collectively, "Permitted Exposure Party”).

13.2	Exceptions
The provisions of section 13.1 above shall not apply to information that:
(a)	Can be shown to be known by the Recipient by written records made prior to disclosure by the disclosing party;
(b)	Is or becomes public knowledge otherwise than through the Recipient’s breach of this Contract; or
(c)	Was obtained by the Recipient from a third party having no obligation of confidentiality with respect to such information.

13.3	Rules
Each party shall formulate rules and regulations to inform its directors, senior staff, and other employees, and those of their affiliates of the confidentiality obligation set forth in this section.

14	Force Majeure
14.1 Definition of Force Majeure
Force Majeure shall mean all events which are beyond the control of the parties to this Contract, and which are unforeseen, unavoidable or insurmountable, and which prevent total or partial performance by either of the parties. Such events shall include earthquakes, typhoons, flood, fire, war, strikes, riots, acts of governments, changes in law or the application thereof or any other instances which cannot be foreseen, prevented or controlled, including instances which are accepted as Force Majeure in general international commercial practice.

14.2	Consequences of Force Majeure
(a)
If an event of Force Majeure occurs, a party’s contractual obligations affected by such as an event under this Contract shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty or liability, for a period equal to such suspension.

(b)

- A18 -

(c)
The party claiming Force Majeure shall promptly inform the other parties in writing and shall furnish within fifteen (15) days thereafter sufficient proof of the occurrence and duration of such Force Majeure. The party claiming force Majeure shall also use all reasonable endeavors to terminate the Force Majeure.

(d)
In the event of Force Majeure, the parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

15           Disputes Resolutions
15.1 Friendly Consultations
In the event of any dispute, controversy or claim arising out of or relating to this Contract, or the breach, termination or invalidity hereof (“dispute”), the parties shall attempt in the first instance to resolve such dispute through friendly consultations.

15.2	Arbitration
(a)
In the event such dispute is not resolved through consultations within sixty (60) days after the date such consultations were first requested in writing by a party, then any party may submit the dispute for arbitration in Beijing before the China International Economic and Trade Arbitration Commission (“CIETAC’) in accordance with CIETAC Arbitration Rules then in force.

(b)
The arbitration tribunal shall consist of three arbitrators, one appointed by each party and, if either of the parties fails to appoint an arbitrator within the time specified in the Arbitration Rules, the Chairman of CIETAC shall make such appointment.

(c)
A third arbitrator (the “Presiding Arbitrator”) shall be appointed by Contract between the parties, and if the parties fail to jointly appoint the Presiding Arbitrator within the time specified in the Arbitration Rules, the Chairman of CIETAC shall make such appointment.

(d)
All costs of arbitration (including but not limited to arbitration fees, costs of arbitrators and legal fees and disbursements) shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

(e)	The arbitration proceedings shall be conducted in Chinese.

15.3	Procedural Compliance

The parties undertake:
(a)	to comply strictly with the time limits specified in the Arbitration Rules for the taking of any step or the performance of any act in or in connection with any arbitration; and
(b)
to comply with and to carry out, in full and without delay, any procedural orders(including, without limitation to, any interim measures of protection ordered) or any award (interim or final) made by the arbitral tribunal.

- A19 -

15.4	Enforcement of the Arbitration
Each of the parties irrevocably:
(a)	agrees that any arbitration result shall be final and binding on both parties;
(b)
undertakes that it will execute and perform the arbitral award fully and without delay. In the event of judicial acceptance and an order of enforcement, each party expressly waives all rights to target thereto, including any defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state; and

(c)
waives any rights which it may have to contest the validity of the arbitration agreement set forth in this section or the jurisdiction of the relevant arbitration institution to hear and to determine any arbitration begun.

   When any dispute occurs and is the subject of friendly consultations or arbitration, the parties shall continue to exercise their remaining respective rights and fulfill their remaining respective obligations under this Contract.

15.5	Governing Laws
The legal force, interpretation and implementation of this Contract are governed by the laws of the People’s Republic of China.

16	Miscellaneous Provisions
 16.1 Binding Effect
 This Contract is made for the benefit of the parities hereto and their respective lawful successors and Party A and is legally binding on them.

16.2	Amendment
 This Contract shall not be changed verbally, but only by a written instrument signed by the parties; if applicable laws states otherwise, then written consents and the approval from related approving authorities are required before amending this contract.

16.3	Confidentiality of this Contract
The existence of this Contract, as well as its contents, shall be deemed to fall within the scope of confidential information and subject to section 13, and shall not be disclosed in whole or in part to any person or entity, except (i) to a Permitted Disclosure Party, (ii) to authorized securities regulators or exchanges in accordance with applicable laws or the relevant rules of the securities exchange to which the party in question is subject, (iii) to officials in relevant government departments pursuant to the requirements of applicable laws, (iv) in order to fulfill any conditions precedent to the effectiveness of this Contract or (v) for the purpose of the performance by a party of its obligations or exercise of its rights hereunder or relating hereto, or (vi) for the purpose for the business of the Target Company after it is established.

- A20 -

16.4	Notification

 (a) Any notice or written communication provided for in this Contract by either party to the other, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be made in Chinese with English translation (if the English translation is ambiguous, Chinese version prevails) and delivered:

      (i) by hand;
(ii) by courier service delivered letter, or
(iii) by fax.

(b) Notices shall be deemed to have been delivered at the following times:
(i) If by hand, on reaching the designated address and subject to return receipt or other proof of delivery;
(ii) If by courier, the fifth business day after the date of dispatch, and
(iii) If by fax, upon the next business day following the date marked on the confirmation of transmission report by the sender’s fax machine, indicating completed uninterrupted transmission to the relevant facsimile number.

(c) During the term, each party may change its particulars for receipt of notices at any time by notice given to the other party in accordance with this section 16.4.

Party A: CDI China, Inc.
431 Fairway Drive, Suite 200, Deerfield Beach, FL 33441, USA
Fax Number: (954) 363-7320
Email: generalcounsel@cdii.net

Party B: Shareholders of Marvelous Honor Holding Inc.: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui
Legal Representative Mailing Address: Xumin Cui, 10-6 Beiliang Dongtaibao Village, Hao Zhuang County, Yingze District, Taiyuan City, Shangxi Province, China.
Fax Number: ________________________________
Attention to: ________________________________

Target Company: Marvelous Honor Holding Inc.
Address: Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.
Fax Number: ________________________________
Attention to: ________________________________

 Golden Trust:
16.5	Severability
 The Invalidity of any provision of this contract shall not affect the validity of any other provision of this contract.

- A21 -

16.6	Entire Contract
 This Contract and the Schedules and Annexes hereto constitute the entire Contract between the parties hereto with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and Contracts between them.

16.7	Waiver
 Either party’s failure to exercise or delay in exercising any right, power or privilege under this Contract shall not operate as a waiver thereof, and any single or partial exercise of any right, power or privilege shall not preclude the exercise of any other right, power or privilege.

16.8	Further Endeavors
 A party shall, at any time, upon the request of the other party, sign (or facilitate the third party to sign) and procure (or facilitate the third party to procure) the execution of such documents, Contracts, contracts or deeds.

16.9	Target company Bylaws
 If there are discrepancies between the Target Company’s Bylaws and this Contract, this Contract supersedes.

16.10	Schedules and Annexes
 The schedules and annexes of this Contract are inseparable, and have the same legal binding as the provisions in the contract. If there are discrepancies between the provisions in the Contract and the terms and sections in the schedule or annexes, the provisions of the Contract supersedes.

16.11	Securities Laws

Party A and Party B understand and agree that the consummation of this Contract including the delivery of the Purchase Price to Party B in exchange for the Acquired Interest as contemplated hereby constitutes the offer and sale of securities under the United States Securities Act of 1933 (the “Act”).  Party A, Party B, CDII and Target Company agree that such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of the Act, which depends, among other items, on the circumstances under which such securities are acquired.

In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, Party B shall execute and deliver to CDII an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit II.

16.12	Text

This Contract shall have [10] copies of the original Chinese version, and [10] copies of original English version. Both versions shall have the same legal effect. If the English translation is ambiguous, the Chinese version shall prevail.

Both parties have, on the date indicated on the front page of this contract, in the People’s Republic of China, through their authorized representative, signed this contract.

- A22 -

Party A: CDI China, Inc.

Signature: /s/James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name: James Wang
Title: President
Nationality: U.S.

Party B: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui (Shareholders of Marvelous Honor Holding Inc.):

Signature:                      /s/ Lianling Dong    /s/Ping Liu        /s/Jianzhong Ju       /s/Lifei Huang         /s/Xumin Cui

English Name:                 Lianling Dong       Ping Liu           Jianzhong Ju          Lifei Huang            Xumin Cui

Nationality: China Hong Kong
Date: 08/30/2011

Target Company: Marvelous Honor Holding Inc.

Signature: /s/Xumin Cui
Printed Name: Xumin Cui
English Name: Xumin Cui
Title: Executive Director
Nationality: China Hong Kong
Date: 08/30/2011
Golden Trust Magnesium Industry Co., Ltd.

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name: Kong Tung
Title: Chairman
Nationality: China Hong Kong
Date: 08/30/2011

Kong Tung

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name: Kong Tung
Nationality: China Hong Kong
Date: 08/30/2011

- A23 -

Exhibit II - Definition and Interpretation

Part 1 - Definition

Unless specified in the terms or context of the contract, the below terms are defined as follows:

1.
“Subsequent approvals” refer to the approvals, consents, registrations, and permits (not including approval for establishment and approval for tax breaks) from the government regarding the validity and enforceability of the Target Company’s operational activities listed on Annex 4 of this Contract or any other supplementary contracts.

2.	“Annexes” refer to the required documents provided by the Target Company to obtain approvals from and registration with Chinese government agencies.

3.
“Applicable Laws” means the laws, regulations, rules, and the notices, orders, decisions or other public notification documents issued by the legislative, executive or judicial branches, applicable to the parties or the Target Company of this Contract.

4.	“Certificates of Approval” refer to the certificates approving the establishment of the Target Company, this Contract and Company Bylaws that are issued by the approving authorities.

5.	“Approvals” refer to the approvals signed and issued by approving authorities regarding the establishment of the Target Company, this Contract and Company Bylaws.

6.    “Company Bylaws” refer to the bylaws of the Target Company to be established by its Board of Directors.

7.	the “Transferor” refer to Party B, Marvelous Honor Holdings Inc. Shareholders are Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, and Xumin Cui

8.
“Confidential Information” refers to all information of business, sales, technology or any other information that disclosed with label of confidentiality, under confidential condition, or regarded to be confidential by both parties based on logical business determination.

9.	“Contract” shall have the meaning given in the beginning parts.

10.	“Effective Date” means the effective date of this Contract, which is the Closing Date.

11.
“Financial Statements” mean the respective unaudited financial statements as of June 30, 2011 along with the Accounts Detail which are a part thereof of the Target Company and Golden Trust, as the case may be.

“Fiscal 2010” means the 12 month period ending September 30, 2010.

- A24 -

12.
“Restriction of Property Rights” means any claims, deposits, set security interest, mortgage, guarantee, pledge, options, equity, selling rights, or any other third party interest, retention of title, priority, preemption or any other form of security interest.

13.	“Force Majeure” shall have the meaning defined in section 15.1.

14.
“Taxation” means any relevant taxes collected from the Target Company by any taxing collectors at any taxing location (including but not limited to, VAT, sales tax, stamp duty or other taxes, deductions or withholding taxes (regardless of natures and names)

15.
“Trade Secrets” means any technical and operating information that is unknown to the general public, is practical and protected by security measures by the owners, and create economic benefits to the owner.

16.
“Management Agreement” means Management Agreement entered into among Party A,  Yuwei Huang and Kong Tung relating to the management of Golden Trust, among other magnesium facilities, signed on the Closing Date.

17.	“Approved Company” means a company in which Party A owns an interest.

18.
The number of shares refer to the maximum amount of the shares, the actual number of shares shall be adjusted base on Net Other Assets of Golden Trust as set forth in the Closing Acquisition Balance Sheet, the “Closing Acquisition Balance Sheet” is defined as Golden Trust’s balance sheet as of the end of the month prior to the Closing Date.

- A25 -

Exhibit II - Investment Letter

INVESTMENT LETTER

___________________________
___________________________
___________________________

China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, FL 33441

Gentlemen:

1.           The undersigned hereby represents and warrants to China Direct Industries, Inc. (the “Company") that (i) the shares of the Company's Common Stock (the "Securities") which are being received by the undersigned are being acquired from China Direct Investments, Inc. in connection with the Equity Transfer Contract entered into among the Company’s subsidiary CDI China, Inc., Marvelous Honor Holding, Inc., and its shareholders Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui are for the undersigned’s own account and for investment and not with a view to the public resale or distribution thereof; (ii) the undersigned will not sell, transfer or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (iii) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

The undersigned acknowledges that it has been furnished with disclosure documents, including, among other things, the Company's Financial Statements.

The undersigned further acknowledges that it has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being offered.  The undersigned acknowledges that it has been afforded an opportunity to examine such documents and other information which it has requested for the purpose of verifying the information set forth in the documents referred to above.

The undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities.  These restrictions for the most part are set forth in Rule 144.  The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule.  If the Rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that Rule.

- A26 -

By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in the Securities.  The undersigned is capable of bearing the economic risks of an investment in the Securities and fully understands the speculative nature of the Securities and the possibility of such loss.

The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefor, shall bear the following or comparable legend, which the undersigned has read and understands:

The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act").  The Securities have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the Securities under the Act unless in the opinion of counsel satisfactory to the Company, registration is not required under the Act.

Very truly yours,

Signature:                      ________________________________
Printed Name:                                ________________________________
English Name: ________________________________
Title:                      ________________________________
Nationality:                      ________________________________
Date:  _____________

- A27 -

Golden Trust Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment

Entered by
CDI China, Inc.
(Party A)
And
Marvelous Honor Holdings Inc. Shareholders: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui
(Party B)
Marvelous Honor Holding Inc.
(Target Company)
And
Golden Trust Magnesium Industry Co. Ltd
And
Kong Tung

January 12, 2012

- A28 -

This amendment (the “Amendment”) was entered by and between the following parties on January 12 , 2012 by:
(a) Party A: CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(b) Party B: Shareholders of Marvelous Honor Holding Inc.:
The shareholders of Marvelous are Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, among which, Lianling Dong owns 31.59% interest, Ping Liu owns 12.99% interest, Jianzhong Ju owns 18.39% interest, Lifei Huang owns 18.52% interest, Xumin Cui owns 18.52% interest. Marvelous is a Brunei registered company with its registered address at Rm51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam. And Party B legally holds 72.5% of the equity of Golden Trust Magnesium Industry Co., Ltd.

(c)	Target Company: Marvelous Honor Holding Inc.
Marvelous is a Brunei registered company with its registered address at Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.
Authorized Representative: Xumin Cui
Title：Executive Director, Legal Representative
Nationality: China Hong Kong

(d)
Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China

Authorized Representative: Kong Tung
Title：Chairman, Legal Representative
Nationality: China Hong Kong

(e)	Kong Tung:
Nationality: China Hong Kong

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Marvelous Honor Holding Inc. (“Target Company”) Equity Transfer Contract (“Agreement”) dated August 30, 2011.

I.	The clause regarding the closing date under Section 4.3 of the Agreement is hereby amended to be February 29, 2012. The Parties agree to delete Section 4.3.1 in the Agreement and replace it with:

4.3.1 Closing.  The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than February 29, 2012.

- A29 -

II.
WHEREAS, Mr. Jianzhong Ju has agreed to sell his 18.39% equity interest in the Target Company (the “18.39% Ju Interest”) to Party A for RMB 10,799,528  (US $ 1,700,713 currency ratio 6.35:1) in cash rather than in shares of CDII common stock.  Party A shall have the right, but not the obligation, to purchase the 18.39% Ju Interest for cash and acquire the remaining 81.61% equity interest of the Target Company with shares of CDII common stock.  The number of shares of CDII common stock set forth in the Agreement shall be reduced by 18.39% for a total reduction in the number of shares of CDII common stock of 1,787,015.

III.
If there is dispute between this Amendment and the Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

IV.	This Amendment shall have ten copies of the same format, each party holds two copies.

Party A: CDI China, Inc.

Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:
Date:

Party B: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui (Shareholders of Marvelous Honor Holding Inc.):

Signature:                      /s/ Lianling Dong                                /s/ Ping Liu                      /s/ Jianzhong Ju

/s/ Lifei Huang                                           /s/Xumin Cui
Occupation:
Nationality:
Date:

Target Company: Marvelous Honor Holding Inc.

Signature: /s/Xumin Cui
Printed Name: Xumin Cui
English Name:
Title:
Nationality:
Date:

Golden Trust Magnesium Industry Co., Ltd.

Printed Name: Kong Tung
English Name:
Title:
Nationality:
Date:

Kong Tung

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Nationality:
Date:

- A30 -

Annex B - Baotou Transfer Agreement

 [Chinese to English translation]
Golden Trust Magnesium Industry Co., Ltd.
Equity Transfer Contract

Entered by
CDI China, Inc.
(Party A)
And
Yuwei Huang, Xumin Cui
 (Party B)
And
Golden Trust Magnesium Industry Co., Ltd.
(Target Company)
And
Baotou Changxin Magnesium Co., Ltd.

August 30, 2011

- B1 -

	Preface	3
1.	Definitions and Interpretation	3
2.	Parties in the Contract	3
3.	Transaction Target	4
4.	Transaction Price, Payment and Closing	5
5.	Transaction Process and Delivery	9
6.	Mutual Covenants of Parties after Transaction	11
7.	Business Operations	11
8	Non-Competition	11
9	Labor Management	12
10	Taxes and Insurance	13
11	Representations, Warranties and Indemnification	13
12	Breach of Contract	15
13	Duties of Confidentiality	16
14	Force Majeure	16
15	Disputes Resolutions	17
16	Miscellaneous Provisions	18
Exhibit II	Definition and Interpretation	23
Exhibit II	Investment Letter	25

- B2 -

Equity Transfer Contract

This contract (the “Contract”) was entered by and between the following parties at Taiyuan China, on August 30, 2011 by CDI China, Inc., a Florida corporation its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“Party A” or “CDII China”); Mr. Yuwei Huang and Mr. Xumin Cui (“Party B”);  Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China (hereinafter referred to as “Golden Trust” or “Target Company”).

Preface

After friendly consultations conducted in accordance with the principles of equality and mutual benefit, the Parties have agreed to enter into this Contract in accordance with the Law of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures, Regulations for the Implementation of the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, Company Law of the People's Republic of China, Contract Law of the People's Republic of China and other applicable laws and provisions of this Contract.

Now the Parties hereby agree as follows:

1.	Definitions and Interpretation
Unless the terms or context of this Contract otherwise provide, this Contract shall be interpreted in accordance with, and each of the terms used herein shall have the meaning ascribed to it in Exhibit I.

2.	Parties in the Contract
2.1	Profiles of Parties in the Contract
Parties in the Contract are as follows:
(a) Party A: CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(b) Party B: Yuwei Huang and Xumin Cui jointly own 27.5% of Golden Trust interest.

(c)
Target Company: Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China

- B3 -

(d)	Baotou Changxin Magnesium Co., Ltd., a limited liability company established and existing under the laws of China with its registered address at Shiguai District Dafa, Baotou, China.
Authorized Representative of CDII: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

2.2	Replacement of Authorized Representatives of Parties
Each Party has the right to replace its own legal person or authorized representative. If the replacement occurs, the Party shall notice the other two Parties the name, title, and nationality of its new legal person or authorized representative in a timely manner.

3.	Transaction Target
3.1	Target Company Name
The name of the Target Company is Golden Trust Magnesium Industry Co. Ltd.

3.2	Target company of the Transaction
Party B and Target Company represent and warrant to Party A that the Target Company was formed under the Laws of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures, Regulations for the Implementation of the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, and other applicable laws and provisions of this Contract. Each Party acknowledges that Mr. Kong Tung manages the Target Company.

3.3	Registered Address of the Target Company
The registered address of the Target Company is Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China.

3.4	Registration Information of the Target Company
The registered capital of the Target Company is RMB 25,000,000. The business license number is 140000400015520. Marvelous Honor Holdings Inc. (“Marvelous”), Yuwei Huang and Xumin Cui respectively own 72.5% and 27.5% of Target Company’s shares.

Above mentioned parties are the shareholders of the Target Company, and Party B legally owns 27.5% of its shares which have been issued, granted and paid. The 27.5% ownership interest in the Target Company owned by Party B is held by Baotou Changxin Magnesium Co., Ltd., a limited liability company established and existing under the laws of China (“Baotou Changxin") in trust for Party B.

The following is the list of the current owners of 100% of the ownership interests in the Target Company:

Name	Ownership Interest
Marvelous Honor Holdings, Inc.	72.5%
Baotou Changxin in trust for Yuwei Huang and Xumin Cui	27.5%

- B4 -

Except as set forth above, there are no options, subscriptions or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Target Company relating to ownership of an equity interest in the Target Company to issue or sell any ownership interest or options, warrants, convertible securities, subscriptions or other equity interests in the Target Company. There are no outstanding contractual obligations of the Target Company to repurchase, redeem or otherwise acquire any ownership interest in the Target Company or make any other distribution in respect thereof or to provide funds to, or make any investments (in the form of a loan, capital contribution or otherwise). The Target Company does not have any subsidiaries.

The Ownership Interests in the Target Company listed in the table above are duly authorized, validly issued, fully paid and nonassessable and each such interest owned by the person or entity listed above is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Target Company’s voting rights, charges and other encumbrances of any nature whatsoever.

3.5	Limited Liability Company
The Target Company is formed as a limited liability company. Any owner of an Ownership Interest is liable only up to its contributed portion of its registered capital in the Target Company. The Target Company shall assume all liabilities to its creditors against its assets.

3.6	Applicable Chinese Laws
The Target Company is a separate legal entity under Chinese laws. The Target Company is under both the jurisdiction and protection of applicable Chinese laws. The conduct of the Target Company shall abide by applicable Chinese laws.

3.7               Party A will acquire twenty seven and one-half (27.5%) percent interest in the Target Company from Party B ( the “Acquired Interest”). Baotou Chanxin will hold the 27.5% interest in the Target Company as Trustee on behalf of Party A. Party A will enter into a separate Equity Transfer Agreement with Marvelous to acquire the 72.5% interest in the Target Company owned by Marvelous. After the completion of the two acquisitions, the ownership interests in the Target Company will be as follows:

Name	Ownership Interest
Baotou Chanxin, as Trustee for CDI China, Inc.	27.5%
Marvelous Honor Holdings, Inc. (owned 100% by Party A)	72.5%
Total	100.0%

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4.	Transaction Price, Payment and Closing
4.1
Party A shall purchase the Acquired Interest in the Target Company from Party B on the Closing Date as hereinafter defined. The purchase price for the Acquired Interest (the “Purchase Price”) shall be RMB 20,625,000 (the “Base Price”) plus an amount equal to 27.5% of Golden Trust’s “Net Other Assets”. “Net other assets” are defined as Golden Trust’s Total Current Assets less total Liabilities as set forth in the Closing Acquisition Balance Sheet as hereinafter defined, up to a maximum of RMB 6,000,000 (approximately US $1,000,000). The “Closing Acquisition Balance Sheet is defined as Golden Trust’s balance sheet as of the end of the month prior to the Closing Date. If the Net other assets of Golden Trust as set forth in the Closing Acquisition Balance Sheet exceed RMB 6,000,000 , Golden Trust shall distribute to its shareholders Current Assets in an amount equal to such excess. The Parties shall agree on the specific assets that Golden Trust may distribute under this section.  Also, if any of Golden Trust’s Current Assets included on the Closing Acquisition Balance Sheet are impaired, uncollected or written off within one year of the Closing Date, the Purchase Price shall be reduced by 27.5% of such reduction and Party B shall return to CDII a number of its shares of common stock equal to such amount based on the exchange rate and stock price for the CDII common stock set forth below.

In this Contract, the exchange rate shall be equal to the U.S. dollar to Renminbi exchange rates authorized by the China Foreign Exchange Trading Center and published by the People’s Bank of China on the day prior to the date this Contract is signed (on August 29, 2011, the exchange rate is 6.3883). The CDII stock price for purposes of computing the number of shares of CDII common stock to be issued as partial payment for the Purchase Price shall be the average closing price ($0.946) of CDII’s common stock on the Nasdaq Stock Market during the 10 trading days (from August 15, 2011 to August 26, 2011) prior to the date this Contract is signed by the Parties.

Purchase Price = Base Price + 27.5% of Net Other Assets

For example: if the closing date is October 5, 2011, then the Closing Acquisition Balance Sheet means the balance for the period ended September 30, 2011.

 Assume the working capital is RMB 6,000,000，the calculation of the purchase price is showed in  bold as following：

Unit（RMB: Yuan）	Golden Trust 100%	27.5%
Base Price (including Appraisal Value and the Spare Parts Value)	75,000,000	20,625,000
Target Company Net Other Assets	6,000,000	1,650,000
Total Purchase Price	81,000,000	22,275,000

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4.2 Payment
Subject to adjustment as provided for in Section 4.1 above, Party A agrees to pay the Purchase Price as follows.

4.2.1
Party A shall wire RMB 7,500,000 cash to Party B (Yuwei Huang)’s designated bank account or assign a CDII intercompany loan receivable in an equal amount within 15 business days after the Closing Date; and

4.2.2
Within 15 business days after the completion of the conditions set forth in Section 5, Party A shall wire RMB 7,500,000 cash to Party B (Yuwei Huang)’s designated bank account or assign a CDII intercompany loan receivable in an equal amount.

4.2.3
Within 15 business days after the Closing Date, Party A shall deliver 601,903 shares of CDII common stock equal to the U.S. dollar equivalent of RMB 3,637,500 to Party B (Xumin Cui) or Party B’s designated party.

4.2.4  Within 15 business days after the completion of the conditions set forth in Section 5, Party A shall deliver 601,903 shares of CDII common stock equal to the U.S. dollar equivalent of RMB 3,637,500 to Party B (Xumin Cui) or Party B’s designated party.

4.3	Closing

4.3.1 Closing.  The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than December 31, 2011.

4.3.2 Closing Events.  At the Closing, Party A and Party B shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Contract to be so delivered at or prior to the Closing Date, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

4.3.3 Termination.  This Contract may be terminated by the Board of Directors of CDII or Party A only in the event that Party B or Target Company do not meet the conditions precedent set forth in Section 4.4.  If this Contract is terminated pursuant to this section, this Contract shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

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4.4	Conditions to Close

4.4.1 The obligations of Party A and CDII under this Contract are subject to the satisfaction, at or before the Closing Date, of the following conditions:

4.4.2 Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Party B and Target Company in this Contract were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Contract).  Party B and Target Company shall have performed or complied with all covenants and conditions required by this Contract to be performed or complied with by Party B and Target Company prior to or at the Closing Date.

4.4.3 Approval by CDII’s Shareholders.  This Contract shall have been approved by CDII’s shareholders as provided for in CDII’s by-laws and as required by Applicable Laws and the applicable NASDAQ Market Place Rules and Regulations.

4.4.4 No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

4.4.5 Marvelous Honor Holdings Inc. (“Marvelous”) shall have entered into an agreement with Party A for the sale of Marvelous’ 72.5% ownership interest in the Target Company on such terms and conditions mutually agreeable to Marvelous and Party A.

4.4.6 Party B shall have signed such document or documents as reasonably requested by Party A to transfer any and all beneficial interest it has in the Acquired Interest to Party A.

4.4.7 Baotou Changxin shall have signed such document or documents as reasonably requested by Party A to reflect that Baotou Changxin owns the Acquired Interest as trustee for Party A.

4.4.8 Party A shall have determined that no consent or approval by any third parties or any governmental authority is required to complete the sale of the Acquired Interest by Party B to Party A.

4.4.9 Target Company shall enter into an amendment to the Land Lease Agreement dated January 5, 2003 for use of the real estate used by the Target Company in the operation of its business to correct any title defects as may be reasonably required by Party A (the “Land Lease Amendment”).

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5.	Transaction Process and Delivery
5.1               Payment. All Parties agree that the Purchase Price shall be paid according to section 4.2 of this Contract.

5.2 Title Transfer
When Party B receives the initial payment, Party B shall complete the title transfer of the Acquired Interest within 60 business days and formally provide the relevant certificate of equity ownership to Party A. The certificate of equity ownership and title transfer process referred to herein includes but is not limited to the Stock Rights Record certificate, registration of Equity Ownership Change for Foreign-invested Joint Venture,  and Party B’s other obligations under this Contract (the “Post Closing Title Transfers”). Party B is responsible for all the cost associated with the Post Closing Title Transfers. In addition, Party B shall cooperate with Party A in Party B’s efforts to complete a valid transfer of the Acquired Interest.

5.3 Delivery at Closing and Post Closing Obligations

Since the June 30, 2011 date of the Financial Statements, there has not been:

(a)           any sale, lease or other disposition of any of the Target company’s assets, other than in the ordinary course of business;

(b)           any damage, destruction, loss or other change (whether or not insured) materially and adversely affecting the Target company’s assets;

(c)           any loans or advances or charges, which in any way create a lien on the Target company’s assets that are not included in the Financial Statements; or

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(d)           any write offs of any debt, contingency or other reserve against the Target company’s accounts receivables included in the Financial Statements; or

5.3.2 Delivery of Engineering Project Information: Besides Certificate of the Use of State-owned Land, Land Use Planning Permit, Construction Engineering Planning Permit, Party B shall deliver the original copy of all the documents and technological information of the Target Company to Party A, including but not limited to:

1)	The documents related to the founding of engineering projects and any changes;
2)	Contracts for engineering design and blue prints;
3)	Construction contracts;
4)
Contracts to purchase and install equipment and materials; documents related to equipment such as certificate of fitness, installation and user manual, after-sales service contracts, maintenance contracts, technology criteria description, manufacturers’ information, specifications and models, purchase date, operational status, repair and maintenance records, compatibilities of equipment with procedures, etc; and

5)	Project Supervision Contract.

5.3.3 Accounting Information Delivery:
1)
Accounting information shall be transferred in accordance with the audited results on the assets and the condition of operations of the Target Company as of the closing date as determined by the auditing firm Sherb & Co., LLP and the date of the Financial Statements including detailed schedules and aging reports of all assets and liabilities; ;

2)
Party B shall provide: evidence for tax payments in Fiscal 2010 until the Closing Date, provided by the State and Local Tax Bureau; evidence of full amount payments for electricity, water, and sanitation services in Fiscal 2010 until the Closing Date , provided by the suppliers of power, water, and sanitation services.

3)	Party B shall deliver the accounting book to Party A for safekeeping, including but not limited to the purchase contracts and original invoices for the assets (valued at RMB 200,000 or more).

6.	Mutual Covenants of Parties after Transaction
6.1 Covenants of Party A
Besides the obligations stipulated in other sections of this Contract, Party A is obliged to perform the items as follows:
(a)	Party A shall make payment for the transaction in accordance with the provisions of this Contract;
(b)
After the new business license is issued, Party A shall sign off and execute the supplementary contracts in which it is one of engaging parties (if there is any), and facilitate its related parties to sign off and execute the supplementary contracts in which its related party is one of engaging parties (if there is any);

(c)

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Party A shall handle other matters requested by the Target Company in accordance with other written provisions of this Contract.

           6.2 Covenants of Party B
Besides the obligations stipulated in other sections of this Contract, Party B is obliged to perform the items as follows:
(a)
Party B shall file applications and registration with government agencies to obtain the applicable approvals and related official documentation, and provide Party A and the Target Company with the official documents issued by government agencies and other documents related to the business or joint operations of the Target Company;

(b)	Party B shall assist the Target Company in obtaining the revised or updated approvals concerning its business operations;
(c)
After the business license is issued, Party B shall sign off and execute the contracts in which Party B is one of engaging parties (if there is any), and facilitate each of its related parties to sign off and execute the contracts in which it related party is one of engaging parties (if there is any);

(d)	Party B shall handle other matters requested by the Target Company in accordance with other provisions of this Contracts; and
(e)	Continuously manage the Target Company in accordance with the requirements of Party A.

7.	Business Operations

 The operations of the Target Company shall be conducted in accordance with the Management Contract signed by both parties on the Closing Date.

8	Non-Competition
8.1	Restriction

(a) Exclusive of an “Approved Company” as hereinafter defined and unless having received prior approval from Party A in writing, Party B shall not individually or jointly, or through any person (or on behalf of any person), directly or indirectly, perform the following actions regarding the distribution, sale or production of magnesium ingot, any metal alloy which includes magnesium as a component, magnesium powder, iron ore or any other product that CDII or any of its subsidiaries engages in (the “Protected Business”):

(i) become an investor, lender, employee, director, consultant or advisor of, or otherwise affiliated with any company engaged in a Protected Business.
(ii) Attempt to conduct the following competitive behaviors against Target Company with anyone who is or used to be the client of Target Company during the term of this contract:
(1) Place orders
(2) Make transactions; or

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(3) encourage anyone, directly or indirectly, to place orders or make transactions;
(iii) In order to employ such personnel by any party other than the Target Company, encourage or contact the following persons: current employees, officers or managers of the Target Company, or the employees, management, or department manager who worked with the Target Company in the past two years. The exception is the employees who were temporarily transferred from either party to the Target Company and have returned at the expiration of the term.

8.2	Treatment of Invalid Provisions
(a)
Each of the restrictive provisions of section 8.1 is severable and independently applicable, and the invalidity or no force of certain restrictive provisions does not have effect on other restrictive provisions.

(b)
Each party confirms that the restrictive provision of section 8.1 is reasonable and necessary to protect the interests of the Target Company. If any part of the restricted provisions is invalid but turns effective after having removed or reduced the scope of implication, the section shall be revised as mentioned above to make it valid and enforceable.

8.3	Duration
The restrictive provisions in section 8.1 have effect on Party B, Yiwei Huang and shall remain in effect for the term of the Management Agreement and for a period of two years thereafter and .

9	Labor Management

9.1	Employees of the Target Company
Party B will assist in terminating the employment of all current employees of the Target Company. The costs associated with employment termination are the responsibility of Party B unless such costs are reserved for and set forth in the Closing Acquisition Balance Sheet. If labor disputes occur due to this equity transfer, Party B is responsible for dealing with any labor disputes and staff recruitment, hiring, dismissal, resignation, wages, benefits and other related issues that are not set forth in the Closing Acquisition Balance Sheet.

9.2               Upon the closing of the equity transfer of the Target Company, all employees of the Target Company who return to work shall have Party B’s assistance. The labor management such as wages shall be conducted in accordance with the applicable provisions of the Management Contract.

9.3              Party B promises to assist the Target Company with fore-mentioned employee and labor issues of the Target Company. If labor issues occur among the employees of the Target Company, Party B and the Target Company shall share responsibilities to handle the issues other than payment of any costs or expenses which are provided for in Section 9.1 above.

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10	Taxes and Insurance
10.1	Income tax, customs duties and other taxes
(a)	The Target Company should pay taxes in accordance with relevant Chinese tax laws.
(b)
After the business license is issued (or the Target Company obtains the appropriate qualifications in accordance with applicable laws), the Target Company shall apply to government agencies for tax incentives in connection with relevant laws as soon as possible.

(c)	The Chinese and foreign employees of the Target Company should pay personal income taxes according to the relevant provisions of Chinese tax laws.
(d)
Party B shall be responsible for the payment of any taxes, fines, penalties or late charges due as a result of taxes due by the Target Company prior to the Closing Date unless such amounts are reserved for and set forth in the Closing Acquisition Balance Sheet.

10.2	Insurance
(a)
If required by the Board of Directors, the Target Company shall at all times purchase the full and sufficient insurance policies at its own expenses from the insurance companies established in China. The coverage shall include fire and other policies generally applicable to the industry.

(b)
The insurance policies to protect from the risks for properties, vehicles and other factors shall be purchased in RMB or foreign currency (subject to the circumstances). The types, scopes, and amounts of insurance policies are determined by the Board of Directors in accordance with relevant laws.

11	Representations, Warranties and Indemnification
11.1	Party B represents and warrants to Party A that:
11.1.1	No consents or approvals from third parties or any governmental authority is required to complete the sale of the Acquired Interest by Party B to Party A.
11.1.2	Baotou Changxin is not liable for any taxes, fees, costs or other expenses related to its ownership interest as trustee of the Acquired Interest.
11.1.3
the Target Company is in compliance with, all permits, licenses and government authorizations and have filed all notices and paid all fees and taxes that are required under all applicable governmental regulation in the Peoples Republic of China relating to protection of the environment, pollution control, production of magnesium, the operation of Target Company’s magnesium production facility and hazardous materials (the “Governmental Regulations”) applicable to the Target Company, and the Target Company is in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice, permit or demand letter issued, entered, promulgated or approved thereunder.

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As used in this Contract, the term “hazardous materials" means any waste, pollutant, hazardous substance, toxic, ignitable, reactive or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical  liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which by the Target Company is in any way governed by or subject to any Governmental Regulation in the PRC.
11.2	Party A and Party B. Each party represents and warrants to the counterpart that on the date hereof:
(a)	The Parties meet all qualification requirements of applicable Chinese laws and regulation authorities on Chinese or foreign investors in the scope of industries that the Target Company operates;
(b)	The Parties are independent legal persons duly organized, validly existing in good standing under the laws of the place of their respective establishment or incorporation;
(c)
The Parties have obtained the right to make consent, approve and implement all necessary actions in order to effectively enter into and validate this Contract. The Parties have the full right to enter into this contract and to perform their respective obligations hereunder;

(d)	The Parties have authorized their respective representatives to sign this Contract and from and after the signing date the provisions of this Contract shall be legally binding upon them;
(e)
If a Party fails to initiate or take any measures to threaten legal proceedings or any application for dissolution, the Party shall file for bankruptcy or insolvency application, or appoint the liquidation committee or designate a manager to manage the assets or business;

(f)
The Parties execution of this Contract and the performance of their respective obligations hereunder: (i) shall not violate any provisions of their respective business license, articles of incorporation, articles of association or similar organizational documents; (ii) shall not violate any applicable laws or any governmental authorization or approval; and (iii) shall not violate or result in a default under any contract to which they are a party or to which they are subject; and (iv) shall not violate any rulings or arbitrations, or the decisions or regulations of any governmental authorization to which they are subject;

(g)
No lawsuit, arbitration or other legal or governmental proceeding is pending or, to its knowledge, has threatened against either Party that would affect its ability to perform their respective obligations under this Contract;

(h)
Party B has disclosed to Party A all documents issued by any governmental department that may have a material adverse effect on the Target Company and Party B’s ability to fully perform its obligations to the Target Company under this Contract, and the documents previously provided by Party B do not contain any misstatements or omissions of material facts.

11.3	Consequences of Inaccuracy in Representations and Warranties
If any of items in Section 11.1 or 11.2 are not accurate in all material respects on the date hereof and as of the Closing Date or a Party to this Contract fails to perform any other term or condition of this Contract, the party who is responsible for performance of that term or condition shall be in material breach of this Contract.

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11.4	The Responsibilities for Breach of Representations and Warranties
If one party breaches any of its representations or warranties or obligations in sections 11.1, 11.2, 11.3 or any other section of this Contract, the non-breaching party may seek any possible relief based on this Contract or applicable laws and the defaulting party shall indemnify the non-defaulting party or the Target Company for any loss, damages, costs, expenses, liabilities, claims, law suits or other legal proceedings, liabilities, judgments, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is instituted or not due to the breach. Party A may off-set any amounts it owes Party B against the balance of any unpaid portion of for the Purchase Price as a result of any amounts due Party A by Party B under this Section 11.4 or a breach of any other term or condition of this Contract.

11.5                  Party B’s full obligations, responsibilities and commitment under this Contract, and the guarantee duration is 4 years after the Contract is signed.

12	Breach of Contract

12.1	Remedies for the Breach of Contract
Except as otherwise provided in other provisions of the Contract, if one party (“breaching party”) does not perform under the Contract any one of the major obligations or fundamentally breaches the Contract, the other party “injured party” may:
(a)
Issue written notice to the breaching party explaining the nature and the scope of the breach and require the breaching party to compensate at their own expense during a period of no less than 20 days as specified in the notice ( but the breaching party shall not be granted a remedy period if it makes any untrue and inaccurate representations and warranties under section 11.1, 11.2 and 11.3 or violate any other provision of this Contract), and

(b)
If the breaching party fails to remedy during the cure period (or, if not granted such remedy period, then any time after such breach), the injured party may directly file claims for foreseeable loss caused by the breach.

12.2	Limitation of Liability

Regardless of any other provisions of the Contract, except for a Party who violates Section 13 (Confidentiality), no Party shall be held liable or responsible to the other Party for loss of income or profit, business loss, goodwill or any indirect or consequential loss or liability. Under any circumstance, the total accumulated loss, damage or compensation shall be up to a maximum, of the total amount of the transaction of RMB 20,625,000, except that the violation of the Section 13 (Confidentiality) or infringement of intellectual property rights.

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13	Duties of Confidentiality
13.1	Confidentiality
Prior to entering into this Contract, one party ("Disclosing Party") has or may from time to time disclose confidential information to the other party ("Recipient"). For a period of two (2) years after the Closing Date, the Recipient must:
(a) keep the confidentiality of confidential information;
(b) not use confidential information for the purposes other than the ones explicitly defined by the Contract;
(c) limit the disclosure of the confidential information to the employees and agents (including attorneys, accountants, bankers and consultants) necessary to evaluate the transaction, and they must have signed a written nondisclosure contract (whose provisions shall not be less stringent than the provisions of section 13 (collectively, "Permitted Exposure Party”).

13.2	Exceptions
The provisions of section 14.1 above shall not apply to information that:
(a)	Can be shown to be known by the Recipient by written records made prior to disclosure by the disclosing party;
(b)	Is or becomes public knowledge otherwise than through the Recipient’s breach of this Contract; or
(c)	Was obtained by the Recipient from a third party having no obligation of confidentiality with respect to such information.

13.3	Rules
Each party shall formulate rules and regulations to inform its directors, senior staff, and other employees, and those of their affiliates of the confidentiality obligation set forth in this section.

14	Force Majeure
14.1	Definition of Force Majeure
Force Majeure shall mean all events which are beyond the control of the parties to this Contract, and which are unforeseen, unavoidable or insurmountable, and which prevent total or partial performance by either of the parties. Such events shall include earthquakes, typhoons, flood, fire, war, strikes, riots, acts of governments, changes in law or the application thereof or any other instances which cannot be foreseen, prevented or controlled, including instances which are accepted as Force Majeure in general international commercial practice.

14.2	Consequences of Force Majeure
(a)
If an event of Force Majeure occurs, a party’s contractual obligations affected by such as an event under this Contract shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty or liability, for a period equal to such suspension.

(b)
The party claiming Force Majeure shall promptly inform the other parties in writing and shall furnish within fifteen (15) days thereafter sufficient proof of the occurrence and duration of such Force Majeure. The party claiming force Majeure shall also use all reasonable endeavors to terminate the Force Majeure.

(c)

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In the event of Force Majeure, the parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

15	Disputes Resolutions
15.1	Friendly Consultations
In the event of any dispute, controversy or claim arising out of or relating to this Contract, or the breach, termination or invalidity hereof (“dispute”), the parties shall attempt in the first instance to resolve such dispute through friendly consultations.

15.2	Arbitration
(a)
In the event such dispute is not resolved through consultations within sixty (60) days after the date such consultations were first requested in writing by a party, then any party may submit the dispute for arbitration in Beijing before the China International Economic and Trade Arbitration Commission (“CIETAC’) in accordance with CIETAC Arbitration Rules then in force.

(b)
The arbitration tribunal shall consist of three arbitrators, one appointed by each party and, if either of the parties fails to appoint an arbitrator within the time specified in the Arbitration Rules, the Chairman of CIETAC shall make such appointment.

(c)
A third arbitrator (the “Presiding Arbitrator”) shall be appointed by Contract between the parties, and if the parties fail to jointly appoint the Presiding Arbitrator within the time specified in the Arbitration Rules, the Chairman of CIETAC shall make such appointment.

(d)
All costs of arbitration (including but not limited to arbitration fees, costs of arbitrators and legal fees and disbursements) shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

(e)	The arbitration proceedings shall be conducted in Chinese.

15.3	Procedural Compliance

The parties undertake:
(a)	to comply strictly with the time limits specified in the Arbitration Rules for the taking of any step or the performance of any act in or in connection with any arbitration; and
(b)
to comply with and to carry out, in full and without delay, any procedural orders(including, without limitation to, any interim measures of protection ordered) or any award (interim or final) made by the arbitral tribunal.

15.4	Enforcement of the Arbitration
Each of the parties irrevocably:
(a)	agrees that any arbitration result shall be final and binding on both parties;
(b)

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undertakes that it will execute and perform the arbitral award fully and without delay. In the event of judicial acceptance and an order of enforcement, each party expressly waives all rights to target thereto, including any defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state; and
(c)
waives any rights which it may have to contest the validity of the arbitration agreement set forth in this section or the jurisdiction of the relevant arbitration institution to hear and to determine any arbitration begun.

   When any dispute occurs and is the subject of friendly consultations or arbitration, the parties shall continue to exercise their remaining respective rights and fulfill their remaining respective obligations under this Contract.

15.5	Governing Laws
The legal force, interpretation and implementation of this Contract are governed by the laws of the People’s Republic of China.

16	Miscellaneous Provisions

16.1	Binding Effect
 This Contract is made for the benefit of the parities hereto and their respective lawful successors and Party A and is legally binding on them.

16.2	Amendment
 This Contract shall not be changed verbally, but only by a written instrument signed by the parties; if applicable laws states otherwise, then written consents and the approval from related approving authorities are required before amending this contract.

16.3	Confidentiality of this Contract
The existence of this Contract, as well as its contents, shall be deemed to fall within the scope of confidential information and subject to section 13, and shall not be disclosed in whole or in part to any person or entity, except (i) to a Permitted Disclosure Party, (ii) to authorized securities regulators or exchanges in accordance with applicable laws or the relevant rules of the securities exchange to which the party in question is subject, (iii) to officials in relevant government departments pursuant to the requirements of applicable laws, (iv) in order to fulfill any conditions precedent to the effectiveness of this Contract or (v) for the purpose of the performance by a party of its obligations or exercise of its rights hereunder or relating hereto, or (vi) for the purpose for the business of the Target Company after it is established.

16.4	Notification

 (a) Any notice or written communication provided for in this Contract by either party to the other, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be made in Chinese with English translation (if the English translation is ambiguous, Chinese version prevails) and delivered:

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      (i) by hand;
(ii) by courier service delivered letter, or
(iii) by fax.

(b) Notices shall be deemed to have been delivered at the following times:
(i) If by hand, on reaching the designated address and subject to return receipt or other proof of delivery;
(ii) If by courier, the fifth business day after the date of dispatch, and
(iii) If by fax, upon the next business day following the date marked on the confirmation of transmission report by the sender’s fax machine, indicating completed uninterrupted transmission to the relevant facsimile number.

(c) During the term, each party may change its particulars for receipt of notices at any time by notice given to the other party in accordance with this section16.4.

Party A:
CDI China, Inc.
431 Fairway Drive, Suite 200, Deerfield Beach, FL 33441, USA
Fax Number: (954) 363-7320
Email: generalcounsel@cdii.net

Party B:
Yuwei Huang and Xumin Cui
Mailing Address: 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China
Fax Number: ________________________________
Attention to: ________________________________

Target Company: Golden Trust Magnesium Industry Co., Ltd.
(e)	Mailing Address: Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China
Fax Number: ________________________________
Attention to: ________________________________

16.5	Severability
 The Invalidity of any provision of this contract shall not affect the validity of any other provision of this contract.

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16.6	Entire Contract
 This Contract and the Schedules and Annexes hereto constitute the entire Contract between the parties hereto with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and Contracts between them.

16.7	Waiver
 Either party’s failure to exercise or delay in exercising any right, power or privilege under this Contract shall not operate as a waiver thereof, and any single or partial exercise of any right, power or privilege shall not preclude the exercise of any other right, power or privilege.

16.8	Further Endeavors
 A party shall, at any time, upon the request of the other party, sign (or facilitate the third party to sign) and procure (or facilitate the third party to procure) the execution of such documents, Contracts, contracts or deeds.

16.9	Target company Bylaws
 If there are discrepancies between the Target Company’s Bylaws and this Contract, this Contract supersedes.

16.10	Schedules and Annexes
 The schedules and annexes of this Contract are inseparable, and have the same legal binding as the provisions in the contract. If there are discrepancies between the provisions in the Contract and the terms and sections in the schedule or annexes, the provisions of the Contract supersedes.

16.11	Securities Laws

Party A and Party B understand and agree that the consummation of this Contract including the delivery of the Purchase Price to Party B in exchange for the Acquired Interest as contemplated hereby constitutes the offer and sale of securities under the United States Securities Act of 1933 (the “Act”).  Party A, Party B, CDII and Target Company agree that such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of the Act, which depends, among other items, on the circumstances under which such securities are acquired.

In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, Party B shall execute and deliver to CDII an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit II.

16.12	Text

This Contract shall have [10] copies of the original Chinese version, and [10] copies of original English version. Both versions shall have the same legal effect. If the English translation is ambiguous, the Chinese version shall prevail.

Both parties have, on the date indicated on the front page of this contract, in the People’s Republic of China, through their authorized representative, signed this contract.

- B20 -

Party A: CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name: James Wang
Title: President
Nationality: U.S.

Party B: Yuwei Huang and Xumin Cui
Signature: /s/Yuwei Huang    /s/Xumin Cui
Printed Name: Yuwei Huang     Xumin Cui
English Name:
Nationality: China

Target Company: Golden Trust Magnesium Industry Co., Ltd.
 Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Title: Chairman
Nationality: China Hong Kong

Baotou Changxin Magnesium Co., Ltd.
 Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name: James Wang
Title: Chief Executive Officer
Nationality: U.S.

- B21 -

Exhibit II - Definition and Interpretation

Part 1 - Definition

Unless specified in the terms or context of the contract, the below terms are defined as follows:

1.
“Subsequent approvals” refer to the approvals, consents, registrations, and permits (not including approval for establishment and approval for tax breaks) from the government regarding the validity and enforceability of the Target Company’s operational activities listed on Annex 4 of this Contract or any other supplementary contracts.

2.	“Annexes” refer to the required documents provided by the Target Company to obtain approvals from and registration with Chinese government agencies.

3.
“Applicable Laws” means the laws, regulations, rules, and the notices, orders, decisions or other public notification documents issued by the legislative, executive or judicial branches, applicable to the parties or the Target Company of this Contract.

4.	“Certificates of Approval” refer to the certificates approving the establishment of the Target Company, this Contract and Company Bylaws that are issued by the approving authorities.

5.	“Approvals” refer to the approvals signed and issued by approving authorities regarding the establishment of the Target Company, this Contract and Company Bylaws.

6.           “Company Bylaws” refer to the bylaws of the Target Company to be established by its Board of Directors.

7.
“Confidential Information” refers to all information of business, sales, technology or any other information that disclosed with label of confidentiality, under confidential condition, or regarded to be confidential by both parties based on logical business determination.

8.	“Contract” shall have the meaning given in the beginning parts.

9.	“Effective Date” means the effective date of this Contract, which is the Closing Date.

10.	“Financial Statements” mean the Target Company’s unaudited financial statements as of June 30, 2011 along with the Accounts Detail which are a part thereof.

“Fiscal 2010” means the 12 month period ending September 30, 2010.

- B22 -

11.
“Restriction of Property Rights” means any claims, deposits, set security interest, mortgage, guarantee, pledge, options, equity, selling rights, or any other third party interest, retention of title, priority, preemption or any other form of security interest.

12.	“Force Majeure” shall have the meaning defined in section 15.1.

13.
“Taxation” means any relevant taxes collected from the Target Company by any taxing collectors at any taxing location (including but not limited to, VAT, sales tax, stamp duty or other taxes, deductions or withholding taxes (regardless of natures and names)

14.
"Trade Secrets” means any technical and operating information that is unknown to the general public, is practical and protected by security measures by the owners, and create economic benefits to the owner.

15.	“Management Agreement” means “Lingshi Xinghai Magnesium Industry Co., Ltd. Management Agreement” signed on the Closing Date.

16.	“Approved Company” means a company in which Party A owns an interest.

17.
The number of shares refer to the maximum amount of the shares, the actual number of shares shall be adjusted base on Net Other Assets of Golden Trust as set forth in the Closing Acquisition Balance Sheet, the “Closing Acquisition Balance Sheet” is defined as Golden Trust’s balance sheet as of the end of the month prior to the Closing Date.

- B23 -

Exhibit II - Investment Letter

INVESTMENT LETTER

___________________________
___________________________
___________________________

China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, FL 33441

Gentlemen:

The undersigned hereby represents and warrants to China Direct Industries, Inc. (the “Company") that (i) the shares of the Company's Common Stock (the "Securities") which are being received by the undersigned are being acquired from China Direct Investments, Inc. in connection with the Equity Transfer Contract entered into between the Company and CDI China, Inc. are for the undersigned’s own account and for investment and not with a view to the public resale or distribution thereof; (ii) the undersigned will not sell, transfer or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (iii) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

The undersigned acknowledges that it has been furnished with disclosure documents, including, among other things, the Company's Financial Statements.

The undersigned further acknowledges that it has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being offered.  The undersigned acknowledges that it has been afforded an opportunity to examine such documents and other information which it has requested for the purpose of verifying the information set forth in the documents referred to above.

The undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities.  These restrictions for the most part are set forth in Rule 144.  The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule.  If the Rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that Rule.

- B24 -

By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in the Securities.  The undersigned is capable of bearing the economic risks of an investment in the Securities and fully understands the speculative nature of the Securities and the possibility of such loss.

The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefore, shall bear the following or comparable legend, which the undersigned has read and understands:

The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act").  The Securities have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the Securities under the Act unless in the opinion of counsel satisfactory to the Company, registration is not required under the Act.

Very truly yours,

Signature:                      ________________________________
Printed Name:                                ________________________________
English Name: ________________________________
Title:                      ________________________________
Nationality:                      ________________________________

Date:  _____________

- B25 -

Golden Trust Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment

Entered by

CDI China, Inc.

(Party A)

And

Yuwei Huang, Xumin Cui

(Party B)

And

Golden Trust Magnesium Industry Co., Ltd.

(Target Company)

And

Baotou Changxin Magnesium Co., Ltd.

January 12, 2011

- B26 -

This amendment (the “Amendment”) was entered by and between the following parties on January 12 , 2011 by:
(a)	Party A: CDI China, Inc., a Florida corporation its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“Party A” or “CDII China”);
(b)	Party B: Mr. Yuwei Huang and Xumin Cui (“Party B”), jointly own 27.5% of the total equity of Golden Trust Magnesium Industry Co., Ltd;
(c)
Target Company: Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China (hereinafter referred to as “Golden Trust”).

Authorized Representative: Mr. Kong Tung
Occupation: Chairman and Legal Representative
Nationality: Hong Kong
(d)	Baotou Changxin Magnesium Co., Ltd., a limited liability company established and existing under the laws of China with its registered address at Shiguai District Dafa, Baotou, China.
Authorized Representative of CDII: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Golden Trust (“Target Company”) 27.5% Equity Transfer Contract (“Original Agreement”) dated August 30, 2011.

V.
The clause in regards to the closing date under Section 4.3 of the Original Agreement is hereby amended to be February 29, 2012. The Parties agree to delete Section 4.3.1 in Original Agreement and replace it with:

4.3.1 Closing:   The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than February 29, 2012.

VI.
If there is dispute between this Amendment and the Original Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

VII.	This Amendment shall have eight copies of the same format, each party holds two copies.

- B27 -

IN WITNESS WHEREOF, the parties signed this agreement dated above.

Party A: CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

Party B: Yuwei Huang and Xumin Cui
Signature: /s/ Yuwei Huang                                                          /s/ Xumin Cui
Printed Name: Yuwei Huang                                                          /s/ Xumin Cui
English Name:
Title:
Nationality:

Target Company: Golden Trust Magnesium Industry Co., Ltd.
Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Title:
Nationality:

Baotou Changxin Magnesium Co., Ltd.
Signature: /s/ James (Yuejian) Wang
Printed Name:  James (Yuejian) Wang
English Name:
Title:
Nationality:

 Yuwei Huang
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Nationality:

- B28 -

Annex C - Lingshi Magnesium Transfer Agreement

[Chinese to English translation]

Lingshi Xinghai Magnesium Industry Co., Ltd.
Equity Transfer Contract

Entered by
Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
(Party A)
And
Taiyuan Yiwei Magnesium Industry Co., Ltd.
 (Party B)
And
Lingshi Xinghai Magnesium Industry Co. Ltd.
(Target Company)
China Direct Industries, Inc.
And
CDI China, Inc.
And
Pine Capital Enterprises, Inc.
And
Yuwei Huang
August 30, 2011

- C1 -

	Preface	3
1.	Definitions and Interpretation	3
2.	Parties in the Contract	3
3.	Transaction Target	5
4.	Transaction Price, Payment and Closing	6
5.	Transaction Process and Delivery	9
6.	Mutual Covenants of Parties after Transaction	11
7.	Business Operations	12
8	Non-Competition	12
9	Labor Management	13
10	Taxes and Insurance	13
11	Representations, Warranties and Indemnification	14
12	Breach of Contract	15
13	Duties of Confidentiality	16
14	Force Majeure	17
15	Disputes Resolutions	17
16	Miscellaneous Provisions	18
Exhibit II	Definition and Interpretation	23
Exhibit II	Investment Letter	25

- C2 -

Equity Transfer Contract

This contract (the “Contract”) was entered by and between the following parties at Taiyuan China, on August 30, 2011: Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Shagou Village, Yangqu County, Taiyuan, Shanxi Province, China (hereinafter referred to as “Party A” or “Ruiming”); Taiyuan Yiwei Magnesium Industry Co., Ltd., a limited liability company formed and existing under the laws of China with its registered address at Yangqu County, Nitun Town, Fujiayao Village, the office address is 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China (hereinafter referred to as “Party B” or “Yiwei Magnesium” ); Lingshi Xinghai Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Zhijia Zhuang Village, Duanchun Town, Lingshi County, Jin Zhong City, Shanxi Province, China (hereinafter referred to as the “Target Company” or “Lingshi Xinghai”); China Direct Industries, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDII”); CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDII China”); and Pine Capital Enterprises, Inc., a limited liability company formed and existing under the laws of the Cayman Islands with its registered address at 51, 5th Fl, Britannia House, Jalan Cator BS8811, BSB Brunei Darassalam and Yuwei Huang.

Preface

After friendly consultations conducted in accordance with the principles of equality and mutual benefit, the Parties have agreed to enter into this Contract in accordance with the Law of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures, Regulations for the Implementation of the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, Company Law of the People's Republic of China, Contract Law of the People’s Republic of China and other applicable laws and provisions of this Contract.

Now the Parties hereby agree as follows:

1.	Definitions and Interpretation
Unless the terms or context of this Contract otherwise provide, this Contract shall be interpreted in accordance with, and each of the terms used herein shall have the meaning ascribed to it in Exhibit I.

2.	Parties in the Contract
2.1	Profiles of Parties in the Contract
Parties in the Contract are as follows:
(a) Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., a limited liability company formed and existing under the laws of China with registered address at Shagou Village, Yangqu County, Taiyuan, Shanxi Province, China.

- C3 -

Authorized Representative of Party A:
Name:  Yuejian Wang
Title：Chairman
Nationality: U.S. Citizen

(b) Party B: Taiyuan Yiwei Magnesium Industry Co., Ltd, a limited liability company formed and existing under the laws of China with registered address at Yangqu County, Nitun Town, Fujiayao Village, the office address is 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China.
Authorized Representative of Party B:
Name: Yuwei Huang
Title: Chairman
Nationality: China

(c)
Target Company: Lingshi Xinghai Magnesium Industry Co., Ltd., a limited liability company formed and existing under the laws of the China with registered address at Zhijia Zhuang Village, Duanchun Town, Lingshi County, Jin Zhong City, Shanxi Province, China

Authorized Representative of the Target Company: Xiangyun Zhai
Title：Chairman
Nationality: China

(d)	CDII: China Direct Industries, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
Authorized Representative of CDII: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(e)	CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(f)
Pine Capital: Pine Capital Enterprises, Inc., a limited liability company formed and existing under the laws of the Cayman Islands with its registered address at 51, 5th Fl, Britannia House, Jalan Cator BS8811, BSB Brunei Darassalam.

- C4 -

Name: Xiaorui Su
Title: Executive Director
Nationality: China

(g) Yuwei Huang
Nationality: China

2.2	Replacement of Authorized Representatives of Parties
Each Party has the right to replace its own legal person or authorized representative. If the replacement occurs, the Party shall notice the other two Parties the name, title, and nationality of its new legal person or authorized representative in a timely manner.

3.	Transaction Target
3.1	Target Company Name
The name of the Target Company is Lingshi Xinghai Magnesium Industry Co., Ltd.,

3.2	Target company of the Transaction
The Target Company of the transaction is a limited liability company established and existing under the Laws of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures, Regulations for the Implementation of the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, and other applicable laws and provisions of this Contract. Each Party acknowledges that the final controller of the Target Company is Mr. Yuwei Huang of this Contract.

3.3	Registered Address of the Target Company
The registered address of the Target Company is Zhijia Zhuang Village, Duanchun Town, Lingshi County, JinZhong City, Shanxi Province, China.

3.4	Registration Information of the Target Company
The registered capital of the Target Company is RMB 10,000,000. The business license number is 140729170000295. Except the above information, the Target Company doesn’t have any other options, warranties, and other Contract, plan, and commitment regarding shares. Target Company does not have any contractual obligations regarding shares repurchase, shares re-subscription and other debt, loan and interment etc. Target Company does not have any subsidiaries and branches.

Party B is the only shareholder of the Target Company, and Party B legally holds 100% of its shares which have been issued, granted and paid.

The following is the list of the current owners of 100% of the ownership interests in the Target Company:

Name	Ownership Interest
Taiyuan Yiwei Magnesium Industry Co., Ltd,	100%

- C5 -

Except as set forth above, there are no options, subscriptions or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Target Company relating to ownership of an equity interest in the Target Company to issue or sell any ownership interest or options, warrants, convertible securities, subscriptions or other equity interests in the Target Company. There are no outstanding contractual obligations of the Target Company to repurchase, redeem or otherwise acquire any ownership interest in the Target Company or make any other distribution in respect thereof or to provide funds to, or make any investments (in the form of a loan, capital contribution or otherwise). The Target Company does not have any subsidiaries.

The Ownership Interests listed in the table above is duly authorized, validly issued, fully paid and nonassessable and each such interest owned by the person or entity listed above is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Target Company or such other Subsidiary’s voting rights, charges and other encumbrances of any nature whatsoever.

3.5	Limited Liability Company
The Target Company is formed as a limited liability company. Any Party is liable only up to its contributed portion of its registered capital in the Target Company. The Target Company shall assume all liabilities to its creditors against its assets.

3.6	Applicable Chinese Laws
The Target Company is a separate legal entity under Chinese laws. The Target Company is under both the jurisdiction and protection of applicable Chinese laws. The conduct of the Target Company shall abide by applicable Chinese laws.

3.7
Party A will acquire one hundred (100) percent interest in the Target Company ( the “Acquired Interest”). CDI China owns an 80% of interest in Ruiming and Pine Capital owns a 20% interest in Ruiming. Once completed, the ownership interests in the Target Company will be as follows:

Name	Ownership Interest
Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd.	100%

4.	Transaction Price, Payment and Closing
4.1 Party A shall acquire 100% of Party B’s interest in the Target Company on the Closing Date as hereinafter defined. The purchase price for the Acquired Interest shall be RMB 112,000,000 (the “Purchase Price”) and is be based on 100% of Lingshi net shareholder equity as set forth in its Financial Statements, subject to adjustment as provided for in Section 4.5. The Purchase Price is payable as set forth in Section 4.2 below. In this Agreement, the stock price shall be based on the closing price on the

- C6 -

signing date, the exchange rate shall equal to the U.S. dollar to Renminbi exchange rates on the average of the official rates announced by the People’s Bank of China on midnight of the signing date (the exchange rate of August 29, 2011 is 6.3883). The CDII stock price for purposes of computing the number of shares of CDII common stock to be issued as partial payment for the Purchase Price shall be the average closing price of CDII’s common stock ($0.946) on the Nasdaq Stock Market during the 10 trading days from August 15, 2011 to August 26, 2011.

4.2	Payment

The Purchase Price will be paid by Party A’s two shareholders (CDI China and Pine Capital) as follows:

4.2.1 Pine Capital shall wire RMB 22,400,000 to Party B’s designated bank account within 15 business days after the Closing Date; and
4.2.2 CDI China shall pay Party B RMB 29,800,000 as follows::
(1) CDI China shall wire RMB 15,680,000 to Party B’s designated bank account within 15 business days after the Closing Date or utilizing the cash proceeds from repayment of an intercompany loan between CDII and its subsidiary upon repayment of such loan.
(2) Within 15 business days after the completion of the conditions set forth in Section 5, CDI China shall deliver to Party B cash in US dollars or CDII common stock equal to RMB 14,120,000.
4.2.3 CDI China shall deliver to Party B shares of CDII common stock equal to the U.S. dollar equivalent of RMB 29,800,000 (the “Stock Consideration”) in two separate payments, as follows:
1)	within 15 business days after the Closing Date, CDI China shall deliver to Party B 2,465,527 shares of CDII common stock equal to the U.S. dollar equivalent of RMB 14,900,000; and
2)
CDI China shall deliver to Party B 2,465,527 shares of CDII’s common stock equal to the U.S. dollar equivalent of RMB 14,900,000 within 15 days after the completion of the conditions set forth on Section 5.

Number of CDII shares = RMB 14,900,000divided by Exchange Rate (6.3883）divided by the Average Closing Price of CDII’s Common Stock ($0.946) During the 10 Trading Days From August 15, 2011 to August 26, 2011.

- C7 -

4.2.4 Within 15 business days upon the completion of the conditions set forth in Section 5, CDI China shall transfer to Party B all of CDI China’s beneficial ownership interest in Excel Rise Technology Co., Ltd. (the “Excel Rise Rights”) valued at $4,657,411.98 USD.  The Parties hereby agree that CDI China’s beneficial ownership interest in Excel Rise Technology Co., Ltd. is valued at RMB 30,000,000.

4.3 Closing

4.3.1 Closing.  The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than December 31, 2011.

4.3.2 Closing Events.  At the Closing, Party A and Party B shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Contract to be so delivered at or prior to the Closing Date, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

4.3.3 Termination.  This Contract may be terminated by the Board of Directors of CDII or Party A only in the event that Party B or Target Company do not meet the conditions precedent set forth in Section 4.4. If this Contract is terminated pursuant to this section, this Contract shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

4.3	Conditions to Close

4.4.1 The obligations of Party A and CDII under this Contract are subject to the satisfaction, at or before the Closing Date, of the following conditions:

4.4.2 Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Party B and Target Company in this Contract were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Contract).  Party B and Target Company shall have performed or complied with all covenants and conditions required by this Contract to be performed or complied with by Party B and Target Company prior to or at the Closing Date.

4.4.3 Approval by CDII’s Shareholders.  This Contract shall have been approved by CDII’s shareholders as provided for in CDII’s by-laws and as required by Applicable Laws and the applicable NASDAQ Market Place Rules and Regulations.

- C8 -

4.4.4 No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

4.5 Post Closing Adjustments.

The Purchase Price after closing shall be adjusted based on the difference between the Stockholder’s Equity set forth on the Target Company’s Balance Sheet as of the end of the month prior to the Closing Date (the “Closing Acquisition Balance Sheet”) and the Stockholder’s Equity set forth the balance sheet of the Target Company as of June 30, 2011 (the “Acquisition Balance Sheet”). Party B shall deliver to Party A and Pine Capital the Closing Acquisition Balance Sheet within 30 days after the Closing Date (with supporting documentation including detailed schedules of each item included on such balance sheet). The Closing Acquisition Balance Sheet shall be prepared in accordance with generally accepted accounting principles in the United States, including being based on the fiscal year ended September 30, 2010 audited financial statements of the Target Company (the “2010 Audited Financial Statements”) and the Acquisition Balance Sheet. If the Purchase Price after adjustment is lower than the agreed purchase price, Party B shall promptly pay the difference to Party A and Pine Capital in proportion to the amounts they paid towards the Purchase Price. If the Purchase Price after adjustment is higher than the agreed purchase price, Party A and Pine Capital shall promptly pay the difference to Party B in proportion to the amounts they paid towards the Purchase Price.

For example, if the Closing Date is September 15, 2011, then the Closing Acquisition Balance Sheet means the balance sheet as of August 31, 2011.

5.	Transaction Process and Delivery
5.1 Initial Payment
All Parties agree that the Purchase Price shall be paid according to section 4.2 of this Contract.

5.2 Title Transfer
When Party B receives the initial payment, Party B shall complete the title transfer of the Acquired Interest within 60 business days and formally provide the relevant certificate of equity ownership to Party A. The certificate of equity ownership and title transfer process referred to herein includes but is not limited to the Stock Rights Record certificate, registration of Equity Ownership Change for Foreign-invested Joint Venture, transfer of the Land Use Right and Party B’s other obligations under this Contract (the “Post Closing Title Transfers”). The Target Company is responsible for all the cost associated with the Post Closing Title Transfers. In addition, Party A shall cooperate with Party B in Party B’s efforts to complete a valid transfer of the Acquired Interest.

5.3 Delivery at Closing and Post Closing Obligations

- C9 -

5.3.1 Party A’s purchase of the Acquired Interest is based on the net equity as set forth in the Financial Statements, as hereinafter defined. The assets shall be transferred in accordance with the audited results on the assets and the condition of operations of the Target Company that are determined by the auditing firm Sherb & Co., LLP; both Party A and B shall send staff to verify the relevant assets and equipment of the Target Company, and compile reconciliation schedules. The authorized representatives of both parties shall duly sign to confirm the completion of transfer in assets and equipments, and record the book accordingly. Party B represents and warrants that

Since the June 30, 2011 date of the Financial Statements, there has not been:

(a)           any sale, lease or other disposition of any of the Target company’s assets, other than in the ordinary course of business;

(b)           any damage, destruction, loss or other change (whether or not insured) materially and adversely affecting the Target company’s assets;

(c)           any loans or advances or charges, which in any way create a lien on the Target company’s assets that are not included in the Financial Statements; or

(d)           any write offs of any debt, contingency or other reserve against the Target company’s accounts receivables included in the Financial Statements; or

5.3.2 Delivery of Engineering Project Information: Besides Certificate of the Use of State-owned Land, Land Use Planning Permit, Construction Engineering Planning Permit, Party B shall deliver the original copy of all the documents and technological information of the Target Company to Party A, including but not limited to:

1)	The documents related to the founding of engineering projects and any changes;
2)	Contracts for engineering design and blue prints;
3)	Construction contracts;
4)
Contracts to purchase and install equipment and materials; documents related to equipment such as certificate of fitness, installation and user manual, after-sales service contracts, maintenance contracts, technology criteria description, manufacturers’ information, specifications and models, purchase date, operational status, repair and maintenance records, compatibilities of equipment with procedures, etc; and

5)	Project Supervision Contract.

5.3.3 Accounting Information Delivery:

- C10 -

1)
Accounting information shall be transferred in accordance with the audited results on the assets and the condition of operations of the Target Company as of the Closing Date as determined by the auditing firm Sherb & Co., LLP and the date of the Financial Statements, including detailed schedules and aging reports of all assets and liabilities;

2)
Party B shall provide: evidence for tax payments in Fiscal 2010 until the Closing Date, provided by the State and Local Tax Bureau; evidence of full amount payments for electricity, water, and sanitation services in Fiscal 2010 until the Closing Date, provided by the suppliers of power, water, and sanitation services.

3)	Party B shall deliver the accounting book to Party A for safekeeping, including but not limited to the purchase contracts and original invoices for the assets (valued at RMB 200,000 or more).

5.3.4 Delivery of Incorporation Documents
Upon change of equity ownership and legal person of the Target Company at Shanxi Administration for Industry and Commerce and issuance of new business license (including original and copy), Party B shall deliver the new business license to Party A; Party A and B shall turn in all the corporate seals of the Target Company that are held by either party to the management jointly designated by both parties.

5.4 Within 15 business days after completion of all of the above mentioned deliveries, Party A shall pay the following to Party B:
a)	Cash in US dollar or CDII common stock amount equals to RMB 14,120,000, See section 4.2.2 (2);
b)	CDII’s common stock equal to the U.S. dollar equivalent of RMB 14,900,000, See section 4.2.3 (2);
c)	The Excel Rise Rights provided for in Section 4.2.4.

6.	Mutual Covenants of Parties after Transaction
6.1 Covenants of Party A
Besides the obligations stipulated in other sections of this Contract, Party A is obliged to perform the items as follows:
(a)	Party A shall make payment for the transaction in accordance with the provisions of this Contract;
(b)
After the new business license is issued, Party A shall sign off and execute the supplementary contracts in which it is one of engaging parties (if there is any), and facilitate its related parties to sign off and execute the supplementary contracts in which its related party is one of engaging parties (if there is any);

(c)	Party A shall handle other matters requested by the Target Company in accordance with other written provisions of this Contract.

     6.2 Covenants of Party B
Besides the obligations stipulated in other sections of this Contract, Party B is obliged to perform the items as follows:
(a)

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Party B shall file applications and registration with government agencies to obtain the applicable approvals and related official documentation, and provide Party A and the Target Company with the official documents issued by government agencies and other documents related to the business or joint operations of the Target Company;
(b)	Party B shall assist the Target Company in obtaining the revised or updated approvals concerning its business operations;
(c)
After the business license is issued, Party B shall sign off and execute the contracts in which Party B is one of engaging parties (if there is any), and facilitate each of its related parties to sign off and execute the contracts in which it related party is one of engaging parties (if there is any);

(d)	Party B shall handle other matters requested by the Target Company in accordance with other provisions of this Contracts; and

7.	Business Operations

 The operations of the Target Company shall be conducted in accordance with the Management Contract signed by both parties on the Closing Date.

8	Non-Competition
8.1	Restriction

(a) Exclusive of any “Approved Company”, as hereinafter defined and unless having received prior approval from Party A in writing, Party B or Yuwei Huang shall not individually or jointly, or through any person (or on behalf of any person), directly or indirectly, perform the following actions regarding magnesium powder:

(i)      Carry out or engage or participate in activities (or manufacture or distribute Target Company products and / or provide Target Company services (or in which it has any interest);
(ii) Attempt to conduct the following competitive behaviors against Target Company with anyone who is or used to be the client of Target Company during the term of this contract:
(1) Place orders
(2) Make transactions; or
(3) encourage anyone, directly or indirectly, to place orders or make transactions;
(iii) In order to employ such personnel by any party other than the Target Company, encourage or contact the following persons: current employees, officers or managers of the Target Company, or the employees, management, or department manager who worked with the Target Company in the past two years. The exception is the employees who were temporarily transferred from either party to the Target Company and have returned at the expiration of the term.

8.2	Treatment of Invalid Provisions
(a)
Each of the restrictive provisions of section 8.1 is severable and independently applicable, and the invalidity or no force of certain restrictive provisions does not have effect on other restrictive provisions.

(b)

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Each party confirms that the restrictive provision of section 8.1 is reasonable and necessary to protect the interests of the Target Company. If any part of the restricted provisions is invalid but turns effective after having removed or reduced the scope of implication, the section shall be revised as mentioned above to make it valid and enforceable.
8.3	Duration

The restrictive provisions in section 8.1 have effect on Party B and Yuwei Huang and shall remain in effect for the term of the Management Agreement and for a period of two years thereafter.

The restrictive provisions in section 8.1 have effect on Party B and shall remain in effect for the term of the Management Agreement and for a period of two years thereafter and, see “Management Agreement”.

9	Labor Management

9.1	Employees of the Target Company
Party B will assist in terminating the employment of all current employees of the Target Company. The costs associated with employment termination are the responsibility of Party B unless such costs are reserved for and set forth in the Closing Acquisition Balance Sheet. If labor disputes occur due to this equity transfer, Party B is responsible for dealing with any labor disputes and staff recruitment, hiring, dismissal, resignation, wages, benefits and other related issues that are not set forth in the Closing Acquisition Balance Sheet.

9.2               Upon the closing of the equity transfer of the Target Company, all employees of the Target Company who return to work shall have Party B’s assistance. The labor management such as wages shall be conducted in accordance with the applicable provisions of the Management Contract.

10	Taxes and Insurance
10.1	Income tax, customs duties and other taxes
(a)	The Target Company should pay taxes in accordance with relevant Chinese tax laws.
(b)
After the business license is issued (or the Target Company obtains the appropriate qualifications in accordance with applicable laws), the Target Company shall apply to government agencies for tax incentives in connection with relevant laws as soon as possible.

(c)

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The Chinese and foreign employees of the Target Company should pay personal income taxes according to the relevant provisions of Chinese tax laws.
(d)
Party B shall be responsible for the payment of any taxes, fines, penalties or late charges due as a result of taxes due by the Target Company prior to the Closing Date unless such amounts are reserved for and set forth in the Closing Acquisition Balance Sheet.

10.2	Insurance
(a)
If required by the Board of Directors, the Target Company shall at all times purchase the full and sufficient insurance policies at its own expenses from the insurance companies established in China. The coverage shall include fire and other policies generally applicable to the industry.

(b)
The insurance policies to protect from the risks for properties, vehicles and other factors shall be purchased in RMB or foreign currency (subject to the circumstances). The types, scopes, and amounts of insurance policies are determined by the Board of Directors in accordance with relevant laws.

11	Representations, Warranties and Indemnification
11.1
Party B represents and warrants to Party A that the Target Company is in compliance with, all permits, licenses and government authorizations and have filed all notices and paid all fees and taxes that are required under all applicable governmental regulation in the Peoples Republic of China relating to protection of the environment, pollution control, production of magnesium, the operation of Target Company’s magnesium production facility and hazardous materials (the “Governmental Regulations”) applicable to the Target Company, and the Target Company is in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice, permit or demand letter issued, entered, promulgated or approved thereunder.

As used in this Contract, the term “hazardous materials” means any waste, pollutant, hazardous substance, toxic, ignitable, reactive or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical  liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which by the Target Company is in any way governed by or subject to any Governmental Regulation in the PRC.

11.2               Party A and Party B. Each party represents and warrants to the counterpart that on the date hereof:
(a)	The Parties meet all qualification requirements of applicable Chinese laws and regulation authorities on Chinese or foreign investors in the scope of industries that the Target Company operates;
(b)	The Parties are independent legal persons duly organized, validly existing in good standing under the laws of the place of their respective establishment or incorporation;
(c)
The Parties have obtained the right to make consent, approve and implement all necessary actions in order to effectively enter into and validate this Contract. The Parties have the full right to enter into this contract and to perform their respective obligations hereunder;

(d)

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The Parties have authorized their respective representatives to sign this Contract and from and after the signing date the provisions of this Contract shall be legally binding upon them;
(e)
If a Party fails to initiate or take any measures to threaten legal proceedings or any application for dissolution, the Party shall file for bankruptcy or insolvency application, or appoint the liquidation committee or designate a manager to manage the assets or business;

(f)
The Parties execution of this Contract and the performance of their respective obligations hereunder: (i) shall not violate any provisions of their respective business license, articles of incorporation, articles of association or similar organizational documents; (ii) shall not violate any applicable laws or any governmental authorization or approval; and (iii) shall not violate or result in a default under any contract to which they are a party or to which they are subject; and (iv) shall not violate any rulings or arbitrations, or the decisions or regulations of any governmental authorization to which they are subject;

(g)
No lawsuit, arbitration or other legal or governmental proceeding is pending or, to its knowledge, has threatened against either Party that would affect its ability to perform their respective obligations under this Contract;

(h)
Party B has disclosed to Party A all documents issued by any governmental department that may have a material adverse effect on the Target Company and Party B’s ability to fully perform its obligations to the Target Company under this Contract, and the documents previously provided by Party B do not contain any misstatements or omissions of material facts.

11.3	Consequences of Inaccuracy in Representations and Warranties
If any of items in Section 11.1 or 11.2 are not accurate in all material respects on the date hereof or a Party to this Contract fails to perform any other term or condition of this Contract, the party who is responsible for performance of that term or condition shall be in material breach of this Contract.

11.4	The Responsibilities for Breach of Representations and Warranties
If one party breaches any of its representations or warranties or obligations in sections 11.1, 11.2, 11.3 or any other section of this Contract, the non-breaching party may seek any possible relief based on this Contract or applicable laws and the defaulting party shall indemnify the non-defaulting party or the Target Company for any loss, damages, costs, expenses, liabilities, claims, law suits or other legal proceedings, liabilities, judgments, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is instituted or not due to the breach. Party A may off-set any amounts it owes Party B against the balance of any unpaid portion of for the Purchase Price as a result of any amounts due Party A by Party B under this Section 11.3 or a breach of any other term or condition of this Contract.

11.5                Party B’s full obligations, responsibilities and commitment under this Contract, and the guarantee duration is 4 years after the Contract is signed.

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12	Breach of Contract

12.1	Remedies for the Breach of Contract
Except as otherwise provided in other provisions of the Contract, if one party (“breaching party”) does not perform under the Contract any one of the major obligations or fundamentally breaches the Contract, the other party “injured party” may:
(a)
Issue written notice to the breaching party explaining the nature and the scope of the breach and require the breaching party to compensate at their own expense during a period of no less than 20 days as specified in the notice ( but the breaching party shall not be granted a remedy period if it makes any untrue and inaccurate representations and warranties under section 11.1, 11.2 and 11.3 or violate any other provision of this Contract), and

(b)
If the breaching party fails to remedy during the cure period (or, if not granted such remedy period, then any time after such breach), the injured party may directly file claims for foreseeable loss caused by the breach.

12.2	Limitation of Liability

Regardless of any other provisions of the Contract, except for a Party who violates Section 13 (Confidentiality), no Party shall be held liable or responsible to the other Party for loss of income or profit, business loss, goodwill or any indirect or consequential loss or liability.  Under any circumstance, the total accumulated loss, damage or compensation shall be up to a maximum, of the total amount of the transaction of RMB 112,000,000, except that the violation of the Section 13 (Confidentiality) or infringement of intellectual property rights.

13	Duties of Confidentiality
13.1	Confidentiality
Prior to entering into this Contract, one party ("Disclosing Party") has or may from time to time disclose confidential information to the other party ("Recipient"). For a period of two (2) years after the Closing Date, the Recipient must:
(a) keep the confidentiality of confidential information;
(b) not use confidential information for the purposes other than the ones explicitly defined by the Contract;
(c) limit the disclosure of the confidential information to the employees and agents (including attorneys, accountants, bankers and consultants) necessary to evaluate the transaction, and they must have signed a written nondisclosure contract (whose provisions shall not be less stringent than the provisions of section 13 (collectively, "Permitted Exposure Party”).

13.2	Exceptions
The provisions of section 13.1 above shall not apply to information that:
(a)	Can be shown to be known by the Recipient by written records made prior to disclosure by the disclosing party;
(b)	Is or becomes public knowledge otherwise than through the Recipient’s breach of this Contract; or

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(c)	Was obtained by the Recipient from a third party having no obligation of confidentiality with respect to such information.

13.3	Rules
Each party shall formulate rules and regulations to inform its directors, senior staff, and other employees, and those of their affiliates of the confidentiality obligation set forth in this section.

14	Force Majeure
14.1	Definition of Force Majeure
Force Majeure shall mean all events which are beyond the control of the parties to this Contract, and which are unforeseen, unavoidable or insurmountable, and which prevent total or partial performance by either of the parties. Such events shall include earthquakes, typhoons, flood, fire, war, strikes, riots, acts of governments, changes in law or the application thereof or any other instances which cannot be foreseen, prevented or controlled, including instances which are accepted as Force Majeure in general international commercial practice.

14.2	Consequences of Force Majeure
(a)
If an event of Force Majeure occurs, a party’s contractual obligations affected by such as an event under this Contract shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty or liability, for a period equal to such suspension.

(b)
The party claiming Force Majeure shall promptly inform the other parties in writing and shall furnish within fifteen (15) days thereafter sufficient proof of the occurrence and duration of such Force Majeure. The party claiming force Majeure shall also use all reasonable endeavors to terminate the Force Majeure.

(c)
In the event of Force Majeure, the parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

15	Disputes Resolutions
15.1	Friendly Consultations
In the event of any dispute, controversy or claim arising out of or relating to this Contract, or the breach, termination or invalidity hereof (“dispute”), the parties shall attempt in the first instance to resolve such dispute through friendly consultations.

15.2	Arbitration
(a)
In the event such dispute is not resolved through consultations within sixty (60) days after the date such consultations were first requested in writing by a party, then any party may submit the dispute for arbitration in Beijing before the China International Economic and Trade Arbitration Commission (“CIETAC’) in accordance with CIETAC Arbitration Rules then in force.

(b)

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The arbitration tribunal shall consist of three arbitrators, one appointed by each party and, if either of the parties fails to appoint an arbitrator within the time specified in the Arbitration Rules, the Chairman of CIETAC shall make such appointment.
(c)
A third arbitrator (the “Presiding Arbitrator”) shall be appointed by Contract between the parties, and if the parties fail to jointly appoint the Presiding Arbitrator within the time specified in the Arbitration Rules, the Chairman of CIETAC shall make such appointment.

(d)
All costs of arbitration (including but not limited to arbitration fees, costs of arbitrators and legal fees and disbursements) shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

(e)	The arbitration proceedings shall be conducted in Chinese.

15.3	Procedural Compliance

The parties undertake:
(a)	to comply strictly with the time limits specified in the Arbitration Rules for the taking of any step or the performance of any act in or in connection with any arbitration; and
(b)
to comply with and to carry out, in full and without delay, any procedural orders(including, without limitation to, any interim measures of protection ordered) or any award (interim or final) made by the arbitral tribunal.

15.4	Enforcement of the Arbitration
Each of the parties irrevocably:
(a)	agrees that any arbitration result shall be final and binding on both parties;
(b)
undertakes that it will execute and perform the arbitral award fully and without delay. In the event of judicial acceptance and an order of enforcement, each party expressly waives all rights to target thereto, including any defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state; and

(c)
waives any rights which it may have to contest the validity of the arbitration agreement set forth in this section or the jurisdiction of the relevant arbitration institution to hear and to determine any arbitration begun.

   When any dispute occurs and is the subject of friendly consultations or arbitration, the parties shall continue to exercise their remaining respective rights and fulfill their remaining respective obligations under this Contract.

15.5	Governing Laws
The legal force, interpretation and implementation of this Contract are governed by the laws of the People’s Republic of China.

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16	Miscellaneous Provisions

16.1	Binding Effect
 This Contract is made for the benefit of the parities hereto and their respective lawful successors and Party A and is legally binding on them.

16.2	Amendment
 This Contract shall not be changed verbally, but only by a written instrument signed by the parties; if applicable laws states otherwise, then written consents and the approval from related approving authorities are required before amending this contract.

16.3	Confidentiality of this Contract
The existence of this Contract, as well as its contents, shall be deemed to fall within the scope of confidential information and subject to section 13, and shall not be disclosed in whole or in part to any person or entity, except (i) to a Permitted Disclosure Party, (ii) to authorized securities regulators or exchanges in accordance with applicable laws or the relevant rules of the securities exchange to which the party in question is subject, (iii) to officials in relevant government departments pursuant to the requirements of applicable laws, (iv) in order to fulfill any conditions precedent to the effectiveness of this Contract or (v) for the purpose of the performance by a party of its obligations or exercise of its rights hereunder or relating hereto, or (vi) for the purpose for the business of the Target Company after it is established.

16.4	Notification

 (a) Any notice or written communication provided for in this Contract by either party to the other, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be made in Chinese with English translation (if the English translation is ambiguous, Chinese version prevails) and delivered:

      (i) by hand;
(ii) by courier service delivered letter, or
(iii) by fax.

(b) Notices shall be deemed to have been delivered at the following times:
(i) If by hand, on reaching the designated address and subject to return receipt or other proof of delivery;
(ii) If by courier, the fifth business day after the date of dispatch, and
(iii) If by fax, upon the next business day following the date marked on the confirmation of transmission report by the sender’s fax machine, indicating completed uninterrupted transmission to the relevant facsimile number.

(c) During the term, each party may change its particulars for receipt of notices at any time by notice given to the other party in accordance with this section16.4.

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Party A:
Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
Mailing Address: Shagou Village, Yangqu County, Taiyuan, Shanxi Province, China
Fax Number:
Email:
Attention to:

With a copy to:                                CDI China
431 Fairway Drive, Suite 200, Deerfield Beach, FL 33441, USA
Fax Number: (954) 363-7320
Email: generalcounsel@cdii.net

Party B:
Taiyuan Yiwei Magnesium Industry Co., Ltd.
Mailing Address: 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China
Fax Number: ________________________________
Attention to: ________________________________

Target Company: Lingshi Xinghai Magnesium Industry Co. Ltd.
Mailing Address: Zhijia Zhuang Village, Duanchun Town, Lingshi County, JinZhong City, Shanxi Province, China
Fax Number: ________________________________
Attention to: ________________________________

16.5	Severability
 The Invalidity of any provision of this contract shall not affect the validity of any other provision of this contract.

16.6	Entire Contract
 This Contract and the Schedules and Annexes hereto constitute the entire Contract between the parties hereto with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and Contracts between them.
16.7	Waiver
 Either party’s failure to exercise or delay in exercising any right, power or privilege under this Contract shall not operate as a waiver thereof, and any single or partial exercise of any right, power or privilege shall not preclude the exercise of any other right, power or privilege.

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16.8	Further Endeavors
 A party shall, at any time, upon the request of the other party, sign (or facilitate the third party to sign) and procure (or facilitate the third party to procure) the execution of such documents, Contracts, contracts or deeds.

16.9	Target company Bylaws
 If there are discrepancies between the Target Company’s Bylaws and this Contract, this Contract supersedes.

16.10	Schedules and Annexes
 The schedules and annexes of this Contract are inseparable, and have the same legal binding as the provisions in the contract. If there are discrepancies between the provisions in the Contract and the terms and sections in the schedule or annexes, the provisions of the Contract supersedes.

16.11	Securities Laws

Party A and Party B understand and agree that the consummation of this Contract including the delivery of the Purchase Price to Party B in exchange for the Acquired Interest as contemplated hereby constitutes the offer and sale of securities under the United States Securities Act of 1933 (the “Act”).  Party A, Party B, CDII and Target Company agree that such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of the Act, which depends, among other items, on the circumstances under which such securities are acquired.

In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, Party B shall execute and deliver to CDII an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit II.

16.12	Text

This Contract shall have [10] copies of the original Chinese version, and [10] copies of original English version. Both versions shall have the same legal effect. If the English translation is ambiguous, the Chinese version shall prevail.

Both parties have, on the date indicated on the front page of this contract, in the People’s Republic of China, through their authorized representative, signed this contract.

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Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
Signature:  /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title: Chairman
Nationality: U.S.

Party B:Taiyuan Yiwei Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title: Chairman
Nationality: China

Target Company: Lingshi Xinghai Magnesium Industry Co. Ltd.
Signature:  /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title: Chairman
Nationality: China

China Direct Industries, Inc.
Signature:  /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title: Chief Executive Officer
Nationality: U.S.

CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name:  James (Yuejian) Wang
English Name:
Title: Chief Executive Officer
Nationality: U.S.

Pine Capital Enterprises Inc.
Signature: /s/ Xiaoxin Su
Printed Name: Xiaoxin Su
English Name:
Title: Executive Director
Nationality: China

Yuwei Huang

Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name: Yuwei Huang
Nationality: China

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Exhibit II - Definition and Interpretation

Part 1 - Definition

Unless specified in the terms or context of the contract, the below terms are defined as follows:

1.
“Subsequent approvals” refer to the approvals, consents, registrations, and permits (not including approval for establishment and approval for tax breaks) from the government regarding the validity and enforceability of the Target Company’s operational activities listed on Annex 4 of this Contract or any other supplementary contracts.

2.	“Annexes” refer to the required documents provided by the Target Company to obtain approvals from and registration with Chinese government agencies.

3.
“Applicable Laws” means the laws, regulations, rules, and the notices, orders, decisions or other public notification documents issued by the legislative, executive or judicial branches, applicable to the parties or the Target Company of this Contract.

4.	“Certificates of Approval” refer to the certificates approving the establishment of the Target Company, this Contract and Company Bylaws that are issued by the approving authorities.

5.	“Approvals” refer to the approvals signed and issued by approving authorities regarding the establishment of the Target Company, this Contract and Company Bylaws.

6.	“Company Bylaws” refer to the bylaws of the Target Company to be established by its Board of Directors.

7.	“Assignor” refers to Party B of this Contract, Taiyuan Yiwei Magnesium Industry Co., Ltd.

8.
“Confidential Information” refers to all information of business, sales, technology or any other information that disclosed with label of confidentiality, under confidential condition, or regarded to be confidential by both parties based on logical business determination.

9.	“Contract” shall have the meaning given in the beginning parts.

10.	“Effective Date” means the effective date of this Contract, which is the date the Contract is approved by approving authorities.

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11.	“Financial Statements” mean the Target Company’s unaudited financial statements as of June 30, 2011along with the Accounts Detail which are a part thereof.

12.	“Fiscal 2010” means the 12 month period ending September 30, 2010.

13.	“Fiscal 2011” means the 12 month period ending September 30, 2011.

14.	“Fiscal 2012” means the 12 month period ending September 30, 2012.

15.	“Fiscal 2013” means the 12 month period ending September 30, 2013.

16.	“Fiscal 2014” means the 12 month period ending September 30, 2014.

17.
“Land Use Rights” mean the land use rights shown in the following land use right certificate for the use of real property in China by the Target company as included in its Financial Statements: with total area of 20.7 acres.

Land Use Right Certificate (Ling Jiyon (2011) # a060300)

18.
“Restriction of Property Rights” means any claims, deposits, set security interest, mortgage, guarantee, pledge, options, equity, selling rights, or any other third party interest, retention of title, priority, preemption or any other form of security interest.

19.	“Force Majeure” shall have the meaning defined in section 15.1.

20.
“Taxation” means any relevant taxes collected from the Target Company by any taxing collectors at any taxing location (including but not limited to, VAT, sales tax, stamp duty or other taxes, deductions or withholding taxes (regardless of natures and names)

21.
“Trade Secrets” means any technical and operating information that is unknown to the general public, is practical and protected by security measures by the owners, and create economic benefits to the owner.

22.
“Management Agreement” means “ the Management Agreement among Party A, the Target Company, Yuwei Huang and Kong Tung related to the operation of the Target Company and other magnesium production facilities owned by CDII to be signed on the Closing Date.

23.	“Approved Company” means a company in which Party A owns an interest.

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Exhibit II - Investment Letter

INVESTMENT LETTER

___________________________
___________________________
___________________________

China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, FL 33441

Gentlemen:

The undersigned hereby represents and warrants to China Direct Industries, Inc. (the “Company") that (i) the shares of the Company's Common Stock (the "Securities") which are being received by the undersigned are being acquired from China Direct Investments, Inc. in connection with the Equity Transfer Contract entered into between the Company and Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd. are for the undersigned’s own account and for investment and not with a view to the public resale or distribution thereof; (ii) the undersigned will not sell, transfer or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (iii) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

The undersigned acknowledges that it has been furnished with disclosure documents, including, among other things, the Company's Financial Statements.

The undersigned further acknowledges that it has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being offered.  The undersigned acknowledges that it has been afforded an opportunity to examine such documents and other information which it has requested for the purpose of verifying the information set forth in the documents referred to above.

The undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities.  These restrictions for the most part are set forth in Rule 144.  The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule.  If the Rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that Rule.

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By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in the Securities.  The undersigned is capable of bearing the economic risks of an investment in the Securities and fully understands the speculative nature of the Securities and the possibility of such loss.

The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefor, shall bear the following or comparable legend, which the undersigned has read and understands:

The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act").  The Securities have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the Securities under the Act unless in the opinion of counsel satisfactory to the Company, registration is not required under the Act.

Very truly yours,

Taiyuan Yiwei Magnesium Industry Co. Ltd.

Signature:                      ________________________________
Printed Name:                                ________________________________
English Name: ________________________________
Title:                      ________________________________
Nationality:                      ________________________________

Date:  _____________

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[Chinese to English translation]

Lingshi Xinghai Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment

Entered by
Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
(Party A)
And
Taiyuan Yiwei Magnesium Industry Co., Ltd.
 (Party B)
And
Lingshi Xinghai Magnesium Industry Co. Ltd.
(Target Company)
China Direct Industries, Inc.
And
CDI China, Inc.
And
Pine Capital Enterprises, Inc.
And
Yuwei Huang
January 12, 2012

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This amendment (the “Amendment”) was entered by and between the following parties on January 12, 2012 by:
(a) Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., a limited liability company formed and existing under the laws of China with registered address at Shagou Village, Yangqu County, Taiyuan, Shanxi Province, China.
Authorized Representative of Party A: Yuejian Wang
Title：Chairman
Nationality: U.S. Citizen

(b) Party B: Taiyuan Yiwei Magnesium Industry Co., Ltd, a limited liability company formed and existing under the laws of China with registered address at Yangqu County, Nitun Town, Fujiayao Village, the office address is 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China.
Authorized Representative of Party B: Yuwei Huang
Title: Chairman
Nationality: China

(f)
Target Company: Lingshi Xinghai Magnesium Industry Co., Ltd., a limited liability company formed and existing under the laws of the China with registered address at ZhijiaZhuang Village, Duanchun Town, Lingshi County, JinZhong City, Shanxi Province, China

Authorized Representative of the Target Company: Xiangyun Zhai
Title：Chairman
Nationality: China

(g)	CDII: China Direct Industries, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
Authorized Representative of CDII: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(h)	CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(i)
Pine Capital: Pine Capital Enterprises, Inc., a limited liability company formed and existing under the laws of the Cayman Islands with its registered address at 51, 5th Fl, Britannia House, Jalan Cator BS8811, BSB Brunei Darassalam.

Name: Xiaorui Su
Title: Executive Director
Nationality: China

(g) Yuwei Huang
Nationality: China

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

- C28 -

Through negotiation and consultation, the Parties agree to sign this amendment to the Lingshi Xinghai (“Target Company”) 100% Equity Transfer Contract (“Original Agreement”) dated August 30, 2011.

VIII.
The clause in regards to the closing date under Section 4.3 of the Original Agreement is hereby amended to be February 29, 2012. The Parties agree to delete Section 4.3.1 in the Original Agreement and replace it with:

4.3.1 Closing:   The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than February 29, 2012.

IX.
If there is dispute between this Amendment and the Original Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

X.	This Amendment shall have fourteen copies of the same format, each party holds two copies.

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Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

Party B: Taiyuan Yiwei Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title:
Nationality:

Target Company: Lingshi Xinghai Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title:
Nationality:

China Direct Industries, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

Pine Capital Enterprises Inc.
Signature: /s/ Xiaorui Su
Printed Name: Xiaorui Su
English Name:
Title:
Nationality:

Yuwei Huang
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Nationality:

- C30 -

Annex D - Management Agreement

[Chinese to English translation]
Magnesium Industry Company

Management Agreement

Jointly Entered by:

China Direct Industries, Inc. and its wholly owned subsidiary
CDI China, Inc.

And

Yuwei Huang and Kong Tung

August 30, 2011

Party A:                                China Direct Industries, Inc. and its wholly owned subsidiary CDI China, Inc. (“CDI”or “Parent Company”))
Management Party:            Yuwei Huang and Kong Tung ( “Management Party”)
Target Company:                 Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Xinghai”) Baotou Changxin Magnesium Industry Co., Ltd. (“Baotou Chang Mag”) Taiyuan Changxin Magnesium Industry Co., Ltd.
 (“Taiyuan Chang Mag”) Shanxi Gu County Golden Magnesium  Co., Ltd. (“Golden Mg”) Golden Trust Magnesium Industry Co., Ltd.  (“Golden Trust”)
 (the above companies jointly referred to as the “Target Company”)

In order to further stabilize, standardize, and expand the operations of the Target Company, Party A and Management Party have reached an agreement to commission Mr. Yuwei Huang as the General Manager and Mr. Kong Tung as the Deputy General Manager of the Target Company, together with its Management Team to manage the operations of the Target Company based on the audited Financial Statements as of September 30, 2010 and the unaudited financial results as of June 30, 2011 , including Balance Sheet, Income Statement, Adjusted Trial Balances, and fixed assets schedules as of September 30, 2010 and June 30, 2011 (the “Financial Schedules”), which are exhibited herein with this agreement. Accordingly, both parties entered into this agreement with detailed items stipulated as follows:

I. Term for Operational Management

The term for Management Party to manage the operations of the Target Company is three years starting from October 1, 2011 to September 30, 2014 (the “Term”); if both Party A and Management Party do not reach a written agreement to the contrary to propose a management change at least 30 days before the expiration date, the Term shall be automatically extended for a period of one more year.

II. Performance Benchmarks

1.
The performance benchmarks in this Agreement are based on the total production cost, Ferrosilicon price, and annual production volumes. According to the Target Company’s historical data, the total cost of producing one metric ton of magnesium ingot is RMB 13,500 (excluding Value Added Tax (“VAT”) ), which includes an average cost of ferrosilicon of approximately RMB 6,300, about 47% of the total production cost, the remaining fixed costs make up about 53% of the total production costs. During the term of this Agreement , on the premise that the working capital and gas supply are sufficient, and there is market demand, the Target Company shall complete production of 45,000 metric tons of magnesium ingot during the period from October 1, 2011 to September 30, 2012; and each fiscal year thereafter shall have a benchmark that is at 5,000 metric tons higher in each succeeding fiscal year meaning the Target Company shall complete production of 50,000 metric tons of magnesium in the fiscal year ending September 30, 2013, and 55,000 metric tons in the fiscal year ending September 30, 2014 (collectively, the “Performance Benchmark”).

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Formula:
Total production cost (excluding VAT) = Fixed cost + Ferrosilicon cost
13,500                            = 7,200          + 6,300

Ferrosilicon cost (excluding VAT) = Ferrosilicon price published at Asianmetal.com /1.17 +Ferrosilicon shipping cost

For example: during the previous quarter, the Ferrosilicon cost was RMB 7000/metric ton, the total production cost excluding VAT = fixed cost (RMB 6,700) + Ferrosilicon cost (RMB 7,000) = 13,700 RMB/metric ton, and price including VAT is 16,030 RMB/metric ton

Note:

a)
Price. For the assessment of performance under this Agreement, the magnesium ingot benchmark price shall be based on the average price of the following: (i) Target Company’s average ex-works price over the period of time from October 1, 2011 to September 30, 2012 (the “Measurement Period”) and (ii) the average ex-works price (including VAT) from Taiyuan or Inner Mongolia region published on Asianmetal.com over the Measurement Period, which amount shall be divided by 1.17 in order to obtain the price excluding VAT (the “Benchmark Price”). For example, if the Asianmetal.com ex-work price of magnesium ingots from Taiyuan is in the range of RMB 18,150 to RMB 18,350 over the Measurement Period, then the average price of RMB 18,250 is divided by 1.17 to obtain the ex-works price (excluding VAT) which is RMB15, 598 per metric ton. The Ferrosilicon ex-work price (excluding VAT) shall be calculated based on the average of the Ferrosilicon ex-work price (including VAT) of Shanxi Province (or Inner Mongolia) published on Asianmetal.com, divided by 1.17 to obtain the factory price (excluding VAT). For example, on the date of assessment, if the Asianmetal.com ex-work price of Ferrosilicon from Taiyuan is between 6,900 and 7,000 the average shall be 6,950, divided by 1.17 and the ex-work (excluding VAT) price shall be RMB5,940 per metric ton, add the transportation costs to obtain the Ferrosilicon costs (excluding VAT).

b)
If Party A achieved the sales through its own marketing efforts, management shall, at the best of its efforts, ensure the Target Company’s timely production and provided stable supplies, the sales price given to Party A shall be no greater than the sales price  management used in selling to other 3rd party during the same time period.

c) If the performance benchmark cannot be achieved due to natural disasters, government matters, or other events of force majeure, the performance shall be reassessed according to actual situation.

2.
Bonus awards: CDII shall pay the following bonus for the services to be provided over the Term of this Agreement if the Target Company’s actual magnesium ingot production reaches the  Performance Benchmark defined in Section II and if during the Measurement Period, the total

- D2 -

fixed production cost (excluding VAT) of magnesium ingot at the Target Company is 50% or less of total cost of production, and if the total cost  of production of magnesium ingot at the Target Company is within 80%-90% of the Benchmark Price defined above, then a bonus of 960,000 shares of CDII’s common stock shall be awarded to Yuwei Huang and 480,000 shares of CDII’s common stock shall be awarded to Kong Tung (collectively, the “Bonus Shares”).  The bonus award is to reward the Management Party during the management term, and shall be computed accordingly to the Performance Benchmark  during the Term.  Management Party may determine the final allocation and the time period when the Bonus Shares shall be distributed.  During the management term,  Yuwei Huang’s monthly salary is RMB 200,000 (annual salary RMB 2,400,000), Kong Tung’s monthly salary is RMB 100,000 (annual salary RMB 1,200,000).

3.
All of the production of the Target Company shall be sold to end users, trading companies that are not affiliates (as hereinafter defined) of Management Party, Party A’s wholly own subsidiaries or sold via CDI’s wholly own trading subsidiaries. As defined in this Agreement, the term “affiliates” means a person or company that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. The Target Company shall not enter into any sales transaction with or through Management Party or its affiliates. In an effort to ensure the consistency of ex-works prices, the Target Company shall provide Party A with complete sales documents including but not limited to sales contracts and supporting documents within one month after the sales occur.

4.
During the Term, Party A shall do it s best to ensure sufficient working capital in the Target Company to ensure the normal operation of the Target Company; if management party provides loans to the Target Company as working cash flow, the annual interest rate shall be 12%.

5.
Both parties agreed, if demanded by the market, the working capital and profits from 2012 and 2013 shall be used to expend the production capacity of the Target Company by the end of 2013, total production capacity after the expansion shall reach 116,000 metric tons(3).

6.	During the Term, the quarterly and annual income statement of the Target Company shall not have loss in earnings; which means, the net profits shall not be negative.

III. Management Responsibility

1.
All parties have agreed that Target Company shall operate on the basis of the assets, liabilities, and shareholders’ equities referred to the financial statements as of September 30, 2010 that has been audited and determined by the U.S.-based auditor Sherb Co, LLP and the unaudited trial balance sheet of the Target Company as of June 30, 2011.

2.
Management Party undertakes to beat the performance benchmarks indicated in article II of this agreement, mange the Target Company’s daily operations, operated with the goal to decrease cost, increase performance and seek the highest profits. Also, management shall follow the SEC regulations and guidance applicable to the parent company, as a public company, to ensure all operations of the Target Company complies with the financial, internal control and disclosure requirements of a US public company.

- D3 -

3.     Management Party undertakes to exercise the following obligations:

3.1. Management Party shall conduct training regularly with the management teams of the Target Company, increase performance quality, train and strengthen management concepts to be consistent with the parent company. Conduct general assessment and evaluation of the management personnel’s performance; be clear on awards and penalties. Management shall mainly focus the Target Company’s productions, operations, sales and collections of the Target Company, based on the projections of the Target Company. All the sales transactions of the Target Company require complete supporting documents. The regular business paperwork that requires endorsements shall first be signed off by the person-in-charge, further approved by the Management Party, and last reviewed, signed, and stamped by the Target Company.

Monthly financial data of the Target Company shall be submitted to Party A by the 18th of each month during the Term, financial data shall be submitted to Party A’s Taiyuan office and US headquarters through the use of accounting software prescribed by Party A.

During the term of the Operation Management Agreement and within two years after leaving the company, the Managing Party shall not, solely, with or through any other person (or as the representative of any other person), directly or indirectly conduct any production or trading transactions of magnesium ingots, magnesium alloy or magnesium powder.

3.2. Manage the operations of the Target Company under the guidance of the annual and quarterly financials and sales budgets and plans set forth by the Board of Directors of the Target Company.
Management Party shall conduct timely, complete, accurate, and standardized financial management and accounting reconciliations of the Target Company, provide to Party A all financial data of the Target Company, submit  accounting information of the Target Company to the accounting department of Party A in accordance with the articles and bylaws of the company and be subject to the supervision and evaluation of the parent company.

3.3.
Management Party shall provide to the accounting department of Party A the information and access (physical and electronic) to all the bank accounts of the Target Company and all the accounts shall be opened with the banks that provide online banking services.

3.4.
The annual revenues and net profits of the Target Company shall not include any related party transactions with Management Party or its affiliates (except for the entities jointly funded along with Party A). In the circumstances that a transaction with a related party is necessary, the Target Company shall inform Party A of the nature and details of the transaction and execute the transaction only after Party A has provided written consent.

3.5.
The Target Company shall be in compliance with the internal control procedures set up by Party A (including but not limited to supporting documents of financial results, interflows of goods and materials, and cash flows, etc.) and cooperate with Party A’s auditors and Party A’s reviews and examinations.

- D4 -

3.6. Under the guidance of the respective Target Company’s board of directors, Management Party shall have the rights and obligations associated with the operational activities during the Term in accordance with the Articles and Bylaws of the Target Company and the terms of this Agreement.

3.7.
Party A shall be responsible for establishing the Target Company’s internal controls and the implementation of ERP software and accounting systems and procedures at its own cost and expense. The Target Company and Management Party shall fully cooperate in the implementation of these ERP systems and controls and shall utilize the systems and follow the procedures in the daily operation and management of the Target Company. See Parent company’s memo dated March 23, 2011 for the detailed implementation plans of the ERP (see attached).

Other financial requirements

4.
The Target Company shall not conduct any illegal activities during the Term. Any claims or liabilities resulted from the negligence or misconduct of Management Party during the Term shall be resolve by Management Party and any loss occurred to the Target Company shall also be responsibility of Management Party.

5.
Upon expiration of the Term, Party A and Management Party shall consult and negotiate in regards to the operation management of the Target Company, if there is no written notice from the parties 30 days prior to the expiration of the Term, this agreement shall automatically extend for one year.

6.
During the Term, the on-site staff appointed by Management Party and Party A, when requested, shall jointly control the office materials related to accounting management including contract seals, accountant seals, corporate seals, bank account numbers, and accounting books. The Target Company shall update Party A after these office materials have been used in accordance with the terms of providing accounting information. For the purpose of internal control, Party A has the right to monitor and the rights to knowledge in regards to Management Party’s management on the operations of the Target Company.

7.
During the Term of this Agreement, all labor of the company shall be hired by the Target Company according to actual operating status.  Target Company shall deal with all the labor disputes if there are any. Management Party agrees to fully cooperate with the Target Company in resolving any labor disputes of the Target Company or its own.

8.	During the Term, Management Party shall establish and implement the following policies: within 15 days of the end of each month, Target Company shall complete the monthly closing of the

- D5 -

accounts, timely compile and submit to Party A all financial statements for the month end or year end, including “Balance Sheet”, “Income Statement”, “Tax Returns” and etc. The Management Party and each of the financial managers of the Target Company shall sign and seal a certification form provided by Party A to certify that the financial information the Target Company has submitted to Party A is true and complete.

V. Effectiveness

This agreement shall take effects upon the joint signatures and stamps of the legal person or authorized representatives of Party A and Management Party. The exhibit is an indispensable part of the agreement and has the same legal force as the body of the agreement. Following the principles defined in this agreement, both parties may sign additional supplementary agreements if necessary.

VI. Termination and Dispute Resolution

1.
If either of Party A or Management Party commits a breach of any provision of this Agreement and such breach continues for a period of thirty (30) days following a written request to cure such breach, the non breaching party has the rights to terminate this agreement. Breach of the Stock Transfer Agreement shall also be regarded as a breach of this agreement, and the non breaching party has the rights to terminate this agreement in accordance with the above provision.

If either of Party A or Management Party requests for a termination of this agreement, a written request shall be delivered to the other party, if there is no objections from the other party within 30 days after receiving of the written request this agreement shall be automatically terminated, if there are objections raised, the parties shall resolve through consultation.

2.
This agreement shall be governed by the Laws of People’s Republic of China. Any dispute occurring during the Term of this Agreement between the parties shall be solved through conference by all parties or through meditation. If both methods fail, either party can apply to Beijing-based China International Economic and Trade Arbitration Commission for arbitration. The arbitration proceedings shall be conducted in both English and Chinese (if there is dispute between the two languages, Chinese shall prevail). For any arbitration or litigation related to this agreement, the prevailing party is entitled to reasonable compensation from the losing party. The rulings of the China International Economic and Trade Arbitration Commission shall be the final rulings and have the legal force on every party engaged.

VII. Miscellaneous

This agreement has two original copies of both Chinese and English version, and each party holds one set of copies. All the copies shall be equally binding legally. If there is dispute between the English and Chinese version, Chinese version prevails.

(No text below for the body of the agreement)

- D6 -

Party A：CDI CHINA, INC. (Sign and Seal)

Legal Representative：

/s/ James Wang
Print Name:  James Wang

Date: 2011/08/30

Management Party： (Sign and Seal)

Yuwei Huang：

/s/ Yuwei Huang
Print Name: Yuwei Huang

Date: 2011/08/30

Kong Tung：

/s/ Kong Tung
Print Name: Kong Tung

Date: 2011/08/30

- D7 -

Footnote:
(1) Fiscal year refers to the fiscal year of CDII and shall start on October 1 of each year and end on September 30 of the following year.

(2) Fiscal 2011, the production capacity of each of the magnesium companies of the Target Company is based on the below data, unit: metric tons.

Facility Name	Production Capacity (metric tons)
Lingshi Xinghai	12,000
Baotou Chang Mag	20,000
Taiyuan Chang Mag	8,000
Golden Mg	12,000
Golden Trust	20,000
Contracted Facility 1	10,000
Contracted Facility 2	6,000
Total:	88,000

(3) End of fiscal 2013, the profits and cash flow from the 2 prior years shall be used to increase the production capacity by 12,000 metric tons for Lingshi Xinghai, 4,000 metric tons for Golden Trust, 12,000 metric tons for Golden Mag, after the expansion total production capacity shall reach 116,000 metric tons, as below listed:

Facility Name	Production Capacity (metric tons)
Lingshi Xinghai	24,000
Baotou Chang Mag	20,000
Taiyuan Chang Mag	8,000
Golden Mg	24,000
Golden Trust	24,000
Contracted Facility 1	10,000
Contracted Facility 2	6,000
Total:	116,000

- D8 -

Annex E – Form of Amendment to Articles of Incorporation

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

CHINA DIRECT INDUSTRIES, INC.

Pursuant to the provision of Section 607.1006, Florida Statutes, CHINA DIRECT INDUSTRIES, INC., a Florida corporation (the "Corporation"), adopts the following articles of amendment to its Articles of Incorporation:

New Corporate Name:

Article I of the Corporation’s Articles of Incorporation – CORPORATE NAME – is hereby replaced, in its entirety, by the following:

ARTICLE I

CORPORATE NAME

The name of this Corporation shall be: CD INTERNATIONAL ENTERPRISES, INC.

Adoption of Amendment:

The amendment set forth in these Articles of Amendment have been adopted on [________, 2011, by the Board of the Corporation and was approved by the shareholders of the Corporation on [__________]. The number of votes cast for the amendment by the shareholders were sufficient for approval.

Effective Date:

The effective date of this amendment shall be the date of filing with the Florida Department of State.

IN WITNESS WHEREOF, the Corporation, by and through its undersigned officer thereunto duly authorized, has executed these Articles of Amendment this ___ day of ________, 2012 and affirms that the statements made herein are true under the penalties of perjury.

China Direct Industries, Inc.

By:
Name:
Title:

FORM OF PROXY CARD

CHINA DIRECT INDUSTRIES, INC.
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by ____ __.m., Eastern Time, on [_______], 2012.

IMPORTANT SPECIAL MEETING INFORMATION ABC HOLDER 400 MY STREET CHICAGO IL 60605				Vote by Internet  Log on to the Internet and go to www.edocumentview.com/cdii  Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 
Vote by telephone
 Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
 Follow the instructions provided by the recorded message.

Special meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. PROPOSAL – The Board of Directors recommends a vote FOR the Proposal to issue the China Direct Shares.
1.	Approval for the issuance of the China Direct Shares pursuant to the Transfer Agreements and the Management Agreement.	FOR 	AGAINST 	ABSTAIN 
2.
Approval of an amendment to our articles of incorporation to change our name from China Direct Industries, Inc. to CD International Enterprises, Inc. or such other name as the Board of Directors may elect.
		FOR 	AGAINST 	ABSTAIN 
B. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign as your name or names appear on this Proxy. When share are held jointly, each holder should sing. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate names by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.		Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – China Direct Industries Inc.

SPECIAL MEETING OF THE SHAREHOLDERS OF CHINA DIRECT INDUSTRIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of China Direct Industries Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Lazarus Rothstein, proxy with power of substitution, for and in the name of the undersigned to attend the Special Meeting of Shareholders of the Company to be held at the Company’s offices located at 431 Fairway, Drive, Suite 200, Deerfield Beach, Florida 33441 on [_________, _________ __, 2012 at ______ __.m. Eastern time, or at any adjournment or postponement thereof, and there to vote, as designated below.

THIS PROXY WILL BE VOTED AS DIRECTED, IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

C. Non-Voting Items Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Special meeting.	

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.